EXHIBIT 10.3


                               FINANCING AGREEMENT


     Financing Agreement, dated as of March 17, 2006, by and among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the "Parent"), PRG-SCHULTZ USA, INC., a Georgia corporation (the "Borrower"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (together with the Parent, each a "Guarantor" and collectively, jointly and severally, the "Guarantors"), the lenders, from time to time, party hereto (each a "Lender" and collectively, the "Lenders"), ABLECO FINANCE LLC, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the "Collateral Agent"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT"), as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                                    RECITALS

     The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a term loan in the aggregate principal amount of $25,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $20,000,000 at any time outstanding, which will include a subfacility for the issuance of letters of credit. The proceeds of the term loan and the loans made under the revolving credit facility shall be used to refinance existing senior indebtedness of the Borrower, for general working capital purposes of the Borrower and to pay fees and expenses related to this Agreement and the Exchange Offer Transaction (as defined below). The letters of credit will be used for general working capital purposes of the Borrower. The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.

     In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

     Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

     "Ableco" has the meaning specified therefor in the preamble hereto and shall include its permitted assigns and successors.

     "Account Debtor" means any Person who is or who may become obligated under, with respect to, or on account of, an Account Receivable, chattel paper, or a general intangible.

     "Account Receivable" means, with respect to any Person, all of such Person's now owned or hereafter acquired right, title, and interest with respect to "accounts" (as that term is defined in Article 9 of the Code), and any and all "supporting obligations" (as that term is defined in the Code) in respect thereof.

     "Action" has the meaning specified therefor in Section 12.12.

     "additional amount" has the meaning specified therefor in Section 2.08(a).

     "Administrative Agent" has the meaning specified therefor in the preamble hereto.

     "Administrative Agent's Account" means an account at a bank designated by the Administrative Agent from time to time as the account into which the Borrower shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an "Affiliate" of any Loan Party.

     "After Acquired Property" means any fee-owned interest in real property acquired by the Parent or any of its Subsidiaries after the date hereof with a Current Value in excess of $200,000.

     "Agent" and "Agents" have the respective meanings specified therefor in the preamble hereto.

     "Agent Advances" has the meaning specified therefor in Section 10.08(a).

     "Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

     "Albertsons Receivables" means Accounts Receivable owing from Albertsons, Inc. with a due date no later than 60 days after the invoice date.

     "Articles of Amendment" means the articles of amendment adopted by resolution of the board of directors of the Parent on March 15, 2006 regarding the Series A Preferred Stock and the Series B Preferred Stock.

     "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, in accordance with Section 12.07 hereof and substantially in the form of Exhibit A-1 hereto or such other form acceptable to the Agents.

     "Authorized Officer" means, with respect to any Person, the chief executive officer, chief financial officer, president or executive vice president of such Person.

     "Availability"  means,  at any time, the sum of (a) the difference  between
(i) the lesser of (A) the Borrowing Base, and (B) the Total Revolving Credit Commitment, and (ii) the sum of (A) the aggregate outstanding principal amount of all Revolving Loans, (B) all Letter of Credit Obligations, and (C) the excess of (x) the aggregate amount, if any, of all trade payables of the Borrower and the Domestic Guarantors which are past due by more than 30 days and are not in dispute, over (y) 10% of trade payables of the Borrower and the Domestic Guarantors at such time, and (b) Qualified Cash.

     "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. ss. 101, et seq.), the Bankruptcy and Insolvency Act (Canada), and the Companies' Creditors Arrangement Act (Canada), each as amended, and any successor statutes.

     "Base LIBOR Rate" means the rate per annum, determined by Administrative Agent in accordance with its customary procedures, and utilizing such electronic or other quotation sources as it considers appropriate (rounded upwards, if necessary, to the next 1/16%), on the basis of the rates at which Dollar deposits are offered to major banks in the London interbank market on or about 11:00 a.m. (New York time) 3 Business Days prior to the commencement of the applicable Interest Period, for a term and in amounts comparable to the Interest Period and amount of the LIBOR Rate Loan requested by the Borrower in accordance with this Agreement, which determination shall be conclusive in the absence of manifest error.

     "Board" means the Board of Governors of the Federal Reserve System of the United States.

     "Borrower" has the meaning specified therefor in the preamble hereto.

     "Borrowing Base" means, as of any date of determination, an amount determined by the Administrative Agent in the exercise of its Permitted Discretion, with reference to the most recent Borrowing Base Certificate, equal to the difference between (a) the sum of (i) up to 85% of the value of the Net Amount of Eligible Accounts Receivable, less the amount, if any, of the Dilution Reserve, plus (ii) the lesser of (A) up to 20% of the Eligible Backlog, and (B) 50% of the amount determined under clause (a)(i) of this definition, and (b) without duplication, the sum of (i) the Preliminary Reserve, plus (ii) such reserves as the Administrative Agent may deem appropriate in the exercise of its Permitted Discretion.

     "Borrowing Base Certificate" means a certificate signed by an Authorized Officer of the Borrower and setting forth the calculation of the Borrowing Base in compliance with Section 7.01(a)(vii), substantially in the form of Exhibit B-1.

     "Brazilian Pledge Agreement" has the meaning specified therefore in Section 5.03(a).

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in U.S. Dollar deposits in the London interbank market.

     "Canadian Employee Benefit Laws" shall mean the Canada Pension Plan (Canada), the Income Tax Act (Canada), the Pension Benefits Standards Act 1985 (Canada), the Employment Insurance Act (Canada), the Pension Benefits Act (Nova Scotia), the Workers' Compensation Act (Nova Scotia), the Labour Standards Code (Nova Scotia), the Occupational Health and Safety Act (Nova Scotia), the Health and Sciences Insurance Act (Nova Scotia) and any federal, provincial or local counterparts or equivalents, in each case, as amended from time to time.

     "Canadian Guarantee" means the general and continuing guarantee executed and delivered by the Canadian Guarantor in favor of Collateral Agent, for the benefit of the Agents, and Lenders, in form and substance reasonably satisfactory to the Agents.

     "Canadian   Guarantor"  means  PRG-Schultz  Canada  Corp.,  a  Nova  Scotia unlimited liability company.

     "Canadian Pledge Agreement" means the share pledge agreement executed and delivered by PRG-Schultz Canada, Inc., a Georgia corporation, in favor of Collateral Agent, for the benefit of the Agents and Lenders, in form and substance reasonably satisfactory to the Agents.

     "Canadian Security Agreement" means the general security agreement executed and delivered by the Canadian Guarantor, in favor of Collateral Agent, for the benefit of the Agents and Lenders, in form and substance reasonably satisfactory to the Agents.

     "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

     "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender, any Person controlling any Lender, or the L/C Issuer or the manner in which any Lender, any Person controlling any Lender, or the L/C Issuer allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

     "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

     "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

     "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

     "Cash Equivalents" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by S & P; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with banks included in the commercial banking institutions described in clause (iii) above and which are secured by marketable direct obligations of the United States Government or any agency thereof, (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; (vi) tax exempt securities rated A or better by Moody's or A+ or better by S&P, and (vii) with respect to Foreign Subsidiaries, investments which are comparable in term and credit quality to those described in the foregoing clauses (i) - (vi).

     "CFC" means a controlled foreign corporation (as that term is defined in the IRC).

     "Change in Law" has the meaning specified therefor in Section 4.05(a).

     "Change of Control" means each occurrence of any of the following:

     (a) the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of the Capital Stock of the Parent entitling that person to exercise 50% or more of the total voting power of all shares of such Capital Stock entitled to vote generally in elections of directors, other than any acquisition by the Parent, any of its Subsidiaries or any employee benefit plans of the Parent,

     (b) the Parent ceases to own and control, directly or indirectly, 100% of the shares of the Capital Stock of the Borrower,

     (c) during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the board of directors of the Parent (together with any new directors whose election to the board of directors of the Parent, or whose nomination for election by the shareholders of the Parent, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election were previously so approved) cease for any reason to constitute a majority of the board of directors then in office, or

     (d) the occurrence of an Indenture Change of Control.

     "CIT" has the meaning specified therefor in the preamble hereto and shall include its permitted successors and assigns.

     "Claims Management System" means the database repository of the Parent and its Subsidiaries which tracks all claims of clients of the Parent and its Subsidiaries through the claim life cycle from prospective claim to work-in-process to approved for invoicing.

     "Code" means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent's Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

     "Collateral" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations pursuant to the Loan Documents.

     "Collateral Agent" has the meaning specified therefor in the preamble hereto.

     "Collection Account" and "Collection Accounts" have the meanings specified therefor in Section 8.01(a).

     "Collections" means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

     "Commitments" means, with respect to each Lender, such Lender's Revolving Credit Commitment and Term Loan Commitment.

     "Consolidated EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person and its Subsidiaries for such period: (a) Consolidated Net Interest Expense, (b) net income tax expense, (c) depreciation expense, (d) amortization expense, and (e) to the extent actually paid during such period, fees and expenses related to the consummation of the transactions contemplated to be closed on or about the Effective Date under this Agreement (including the Exchange Offer Transaction).

     "Consolidated Net Income" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any non-cash extraordinary or non-recurring gains or losses or any non-cash gains or losses solely to the extent that they will not result in cash charges in any future period, (b) restructuring charges in an aggregate amount not to exceed $1,250,000 in any Fiscal Year or $5,000,000 in the aggregate during the term of this Agreement; provided if the actual amount of the restructuring charges excluded from Consolidated Net Income is less than $1,250,000 in any Fiscal Year, then the unused portion may be carried forward to subsequent Fiscal Years and excluded from Consolidated Net Income in such subsequent Fiscal Years so long as the aggregate amount excluded from Consolidated Net Income during the term of this Agreement does not exceed $5,000,000, (c) effects of discontinued operations, (d) interest that is paid-in-kind, (e) interest income, and (f) any tax refunds, net operating losses or other net tax benefits received during such period on account of any prior period.

     "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross cash interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in such gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

     "Consolidated Senior Debt" means, as of any date of determination, the aggregate principal amount of all Revolving Loans and the aggregate principal amount of the Term Loan.

     "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

     "Control Agreement" means a control agreement, in form and substance reasonably satisfactory to the Agents, executed and delivered by the Parent or one of its Subsidiaries, Collateral Agent, Administrative Agent, and the applicable securities intermediary or commodities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

     "Current Value" has the meaning specified therefor in Section 7.01(o).

     "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

     "Deposit Account" means any deposit account (as that term is defined in the Code).

     "Dilution" means, as of any date of determination, a percentage, based upon the experience of the immediately prior 12 months, that is the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, credits, or other dilutive items with respect to the Borrower's and the Domestic Guarantors' Account Receivables during such period, by (b) the Borrower's and the Domestic Guarantors' billings with respect to Account Receivables during such period (excluding extraordinary items).

     "Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts Receivable by one percentage point for each percentage point by which Dilution is in excess of 5%.

     "Disposition" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.

     "Dissolved Subsidiaries" means PRGRS, Inc., a Delaware corporation, PRGLS, Inc., a Delaware corporation, Cost Recovery Professionals PTY, Ltd., an Australian proprietary company, Profit Recovery Professionals PTY, Ltd, an Australian proprietary company, PRG Holding Co. (France) No. 1, LLC, a Delaware limited liability company, and PRG Holding Co. (France) No. 2, LLC, a Delaware limited liability company.

     "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

     "Domestic Guarantor" means any Guarantor organized under the laws of the United States or the District of Columbia (including the PR Partnership).

     "Domestic Loan Party" means any Loan Party that is organized under the laws of the United States or the District of Columbia (including the PR Partnership).

     "Domestic Subsidiary" means any Subsidiary of the Parent that is organized under the laws of the United States or the District of Columbia (including the PR Partnership).

     "Effective Date" means the date, on or before March 31, 2006, on which all of the conditions precedent set forth in Section 5.01 are first satisfied or waived.

     "Eligible Accounts Receivable" means the Accounts Receivable of the Borrower and the Domestic Guarantors (other than the PR Partnership) which are, and at all times continue to be, acceptable to the Administrative Agent in its Permitted Discretion. In general, an Account Receivable may, in the Permitted Discretion of the Administrative Agent, be deemed to be eligible if:

     (a) delivery of the merchandise or the rendition of the services has been completed with respect to such Account Receivable and the Account Receivable has not resulted from a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional;

     (b) no return, rejection, repossession or dispute has occurred with respect to such Account Receivable, the Account Debtor has not asserted any setoff, defense or counterclaim with respect to such Account Receivable, and there has not occurred any extension of the time for payment with respect to such Account Receivable without the consent of the Administrative Agent, provided that, in the case of any dispute, setoff, defense or counterclaim with respect to an Account Receivable, the portion of such Account Receivable not subject to such dispute, setoff, defense or counterclaim will not be ineligible solely by reason of this clause (b);

     (c) such Account Receivable is lawfully owned by the Borrower or one of the Domestic Guarantors (other than the PR Partnership) free and clear of any Lien other than in favor of the Collateral Agent for the benefit of the Agents and the Lenders and otherwise continues to be in full conformity with all representations and warranties made by the Borrower and the other Domestic Guarantors (other than the PR Partnership) to the Agents and the Lenders with respect thereto in the Loan Documents;

     (d) such Account Receivable is unconditionally payable in Dollars within 30 days from the invoice date (other than with respect to Albertsons Receivables, Meijer Receivables, Supervalu Receivables, Toys R Us Receivables, and Wal Mart Holdback Receivables) and is not evidenced by a promissory note, chattel paper or any other instrument or other document unless such promissory note, chattel paper or other instrument or document, together with an appropriate instrument of transfer executed in blank by the Borrower, has been delivered to and is in the possession of the Collateral Agent;

     (e) no more than 60 days have elapsed from the invoice due date and no more than 90 days have elapsed from the invoice date with respect to such Account Receivable; provided that (i) in the case of Albertsons Receivables, no more than 90 days have elapsed from the invoice due date and no more than 120 days have elapsed from the invoice date with respect to such Accounts Receivable,
(ii) in the case of Meijer Receivables, no more than 75 days have elapsed from the invoice due date and no more than 135 days have elapsed from the invoice date with respect to such Accounts Receivable, (iii) in the case of Supervalu Receivables, no more than 120 days have elapsed from the invoice due date and no more than 150 days have elapsed from the invoice date with respect to such Accounts Receivable, (iv) in the case of Toys R Us Receivables, no more than 75 days have elapsed from the invoice due date and no more than 135 days have elapsed from the invoice date with respect to such Accounts Receivable, and (v) Wal Mart Holdback Receivables will not be ineligible under this clause (e);

     (f) such Account Receivable is not due from an Affiliate of the Borrower or its Subsidiaries;

     (g) such Account Receivable does not constitute an obligation of the United States or any other Governmental Authority (unless all steps required by the Administrative Agent in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act or any action under any state statute comparable to the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Administrative Agent; provided that from the Effective Date through and including the date that is 120 days after the Effective Date, Accounts Receivable owing from the Army & Air Force Exchange in an aggregate amount not to exceed $250,000 (when aggregated with any U.S. Retail Key Client WIP of the Army & Air Force Exchange that is not ineligible because of clause (b) of the proviso in the definition of "U.S. Retail Key Client WIP") will not be ineligible under this clause (g) regardless of whether all steps required by the Administrative Agent to be taken under the Federal Assignment of Claims Act or any state statute comparable to the Federal Assignment of Claims Act have been taken);

     (h) the Account Debtor (or the applicable office of the Account Debtor) with respect to such Account Receivable is located in the continental United States, unless such Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Administrative Agent in its Permitted Discretion;

     (i) the Account Debtor with respect to such Account Receivable is not a supplier to or creditor of the Borrower or the Domestic Guarantors (other than the PR Partnership) of goods or services in excess of $50,000; provided, however, that in the event that an Account Debtor is a supplier to or creditor of the Borrower or one of the Domestic Guarantors (other than the PR Partnership) such Account Receivable will be eligible under this clause if the Account Debtor has executed a non-offset letter satisfactory to the Administrative Agent in its Permitted Discretion; provided further, however, that if such an Account Debtor has not executed a non-offset agreement, Administrative Agent, in its discretion, may include as eligible the net amount due from such Account Debtor to the Borrower or such Domestic Guarantors (other than the PR Partnership);

     (j) not more than 50% of the aggregate amount of all Accounts Receivable of the Account Debtor with respect to such Account Receivable have remained unpaid 60 days past the invoice due date or 90 days past the invoice date; provided that (i) in the case of Albertsons Receivables, not more than 50% of the aggregate amount of all Albertsons Receivable have remained unpaid 90 days past the invoice due date or 120 days past the invoice date, (ii) in the case of Meijer Receivables, not more than 50% of the aggregate amount of all Meijer Receivable have remained unpaid 75 days past the invoice due date or 135 days past the invoice date, (iii) in the case of Supervalu Receivables, not more than 50% of the aggregate amount of all Supervalu Receivable have remained unpaid 120 days past the invoice due date or 150 days past the invoice date, or (iv) in the case of Toys R Us Receivables, not more than 50% of the aggregate amount of all Toys R Us Receivables have remained unpaid 75 days past the invoice due date or 135 days past the invoice date;

     (k) (i) the Account Debtor with respect to such Account Receivable has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (ii) has not failed, suspended business operations, or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, or (iii) has not had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs;

     (l) in the case of an Account Debtor who is an individual, is not an employee of the Borrower or the Domestic Guarantors (other than the PR Partnership) or any of their respective Affiliates and has not died or been declared incompetent;

     (m) the Administrative Agent is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended and the Administrative Agent believes, in its Permitted Discretion, that the prospect of collection of such Account Receivable is not impaired for any reason; and

     (n) the Account Receivable does not represent the right to receive progress payments, installment billings (other than Milestone Accounts), bill and hold invoices, retainage invoices, or other advance billings that are due prior to the completion of performance by the Borrower or one of the Domestic Guarantors (other than the PR Partnership) of the subject contract for goods or services.

     "Eligible Backlog" means as of any date of determination and without duplication, (a) the U.S. Retail Key Client WIP as of the most recent fiscal quarter end multiplied by (b) the lesser of (i) the U.S. Retail Key Client Effective Fee Rate and (ii) 20 percent, multiplied by (c) the U.S. Retail Key Client Claim Retention Rate.

     "Employee Plan" means an employee  benefit plan (other than a Multiemployer
Plan) covered by Title IV of ERISA and maintained (or that was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates.

     "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

     "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601, et seq.), the Hazardous
Materials Transportation Act (49 U.S.C. ss. 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901, et seq.), the Federal Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future applicable federal (including the federal government of Canada), state, provincial, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other legally binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other government restrictions relating to the protection of the environment or the release, emission, deposit, discharge, leaching, migration or spill of any Hazardous Materials into the environment.

     "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to the liability or potential liability of any Loan Party with respect to any environmental condition or a Release of Hazardous Materials from or onto (i) any property currently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any Real Property which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

     "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

     "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the IRC.

     "Event of Default" means any of the events set forth in Section 9.01.

     "Excess Cash Flow" means, with respect to any Person for any period, (i) Consolidated Net Income of such Person and its Subsidiaries for such period, plus (ii) all non-cash items of such Person and its Subsidiaries deducted in determining Consolidated Net Income for such period, less (iii) the sum of (A) all non-cash gains of such Person and its Subsidiaries included in determining Consolidated Net Income for such period, (B) all cash principal payments on Indebtedness (other than voluntary prepayments of the Term Loan made pursuant to Section 2.05(b)(ii)) of such Person and its Subsidiaries made during such period (but in the case of the Revolving Loans or other revolving credit facilities, only to the extent there is an equivalent permanent reduction of the Total Revolving Credit Commitment or the commitment to provide such other revolving credit facility) to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (C) cash payments of taxes by such Person and its Subsidiaries during such period, (D) loan servicing fees paid in cash during such period on Indebtedness permitted to be incurred under this Agreement, (E) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement, (F) the excess, if any, of Working Investment at the end of such period over Working Investment at the beginning of such period (or, if the difference results in an amount that is less than zero, minus the excess, if any, of Working Investment at the beginning of such period over Working Investment at the end of such period), and (G) cash restructuring charges of such Person and its Subsidiaries whether accrued in such period or a prior period.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Offer Transaction" has the meaning specified therefor in Section 5.01(k).

     "Exchange Offer Transaction Documents" means the Indenture for the 10% Senior Convertible Notes, the Indenture for the 11% Senior Notes, the Senior Notes, the Senior Convertible Notes, the Articles of Amendment, and the other agreements and documents executed or delivered in connection therewith, as amended or modified in accordance with the terms hereof and thereof.

     "Existing Bridge Facility" means the credit facility evidenced by that certain Credit Agreement, dated as of December 23, 2005, by and among the Parent, certain Subsidiaries of the Parent signatory thereto, the lenders signatory thereto, and the Existing Bridge Facility Agent, and the agreements related thereto.

     "Existing Bridge Facility Agent" means Blum Strategic Partners II, L.P.

     "Existing Bridge Facility Lenders" means the lenders party to the Existing Bridge Facility.

     "Existing Credit Facility" means the credit facility evidenced by that certain Amended and Restated Credit Agreement, dated as of November 30, 2004, by and among the Parent, certain Subsidiaries of the Parent signatory thereto, and the Existing Credit Facility Lender, and the agreements related thereto.

     "Existing Credit Facility Lender" means Bank of America, N.A.

     "Existing Indenture" means that certain Indenture dated as of November 26, 2001 between the Parent and SunTrust Bank, as trustee, as amended or modified in accordance with the terms hereof and thereof.

     "Existing Notes" means the 4.75% Convertible Subordinated Notes due 2006 issued by the Parent pursuant to the Existing Indenture.

     "Extraordinary Receipts" means any cash received by the Parent or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds of Dispositions or Indebtedness or any foreign, United States, state or local tax refunds), including (i) pension plan reversions, (ii) proceeds of insurance (other than the proceeds of business interruption insurance), (iii) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (iv) condemnation awards (and payments in lieu thereof), (v) indemnity payments, and (vi) any purchase price adjustment received in connection with any purchase agreement and any amounts received from escrow arrangements in connection with any purchase agreement.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fee Letter" means that certain fee letter, dated as of even date herewith, among the Borrower and the Administrative Agent.

     "Field Survey and Audit" means a field survey and audit of the Loan Parties and an appraisal of the Collateral performed by auditors, examiners, or appraisers selected by the Administrative Agent, at the sole cost and expense of the Borrower.

     "Filing Authorization Letter" means a letter duly executed by each Loan Party authorizing the Collateral Agent to file financing statements in such office or offices as may be necessary or, in the opinion of the Agents, desirable to perfect the security interests purported to be created by each Security Agreement.

     "Final  Maturity  Date" means March 17, 2010, or such earlier date on which
(a) the Total Revolving Credit Commitment is terminated for any reason or (b) all or any portion of the Obligations shall become due and payable pursuant to the terms of Section 9.01.

     "Financial Statements" means (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2004, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the 12 months ended December 31, 2005, and the related consolidated statement of operations, shareholder's equity and cash flows for the 12 months then ended.

     "First Test Period" means the period ended on the last day of the applicable Person's first fiscal quarter ended after the Effective Date.

     "Fiscal Year" means the fiscal year of the Parent (or, prior to the Effective Date, the Borrower) and its Subsidiaries ending on December 31st of each year.

     "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of (a) the Consolidated EBITDA of such Person and its
Subsidiaries for such period, to (b) the sum of (i) all principal of Indebtedness of such Person and its Subsidiaries scheduled to be paid or prepaid during such period, plus (ii) gross cash interest expense on the Consolidated Senior Debt during such period, plus (iii) all income tax liabilities of such Person and its Subsidiaries that accrued during such period, to the extent that the amount of such liabilities is greater than zero, plus (iv) cash dividends or distributions paid by such Person and its Subsidiaries (other than, in the case of the Parent, dividends or distributions paid to the Parent or its wholly-owned Subsidiaries) during such period, plus (v) Capital Expenditures made by such Person and its Subsidiaries during such period; provided that (A) for the Fiscal Year 2007, the principal paid on the Term Loan in each fiscal quarter shall be deemed to be $1,000,000, and (B) for the Fiscal Year 2008 and the Fiscal Year 2009, the principal paid on the Term Loan in each fiscal quarter shall be deemed to be $2,000,000. In determining the Fixed Charge Coverage Ratio for a particular period, the calculation of the income tax liabilities of such Person and its Subsidiaries described in clause (ii)(C) of the immediately preceding sentence shall be made without giving effect to any tax refunds, tax receivables, net operating losses or other net tax benefits that were received or receivable during such period on account of any prior periods.

     "Foreign Guarantor" means any Guarantor that is not organized under the laws of any state of the United States or the District of Columbia.

     "Foreign Subsidiary" means any Subsidiary of the Parent that is not organized under the laws of any state of the United States or the District of Columbia.

     "Funding   Losses"   has  the   meaning   specified   therefor  in  Section
2.04(f)(ii)(B).

     "Funds Flow Agreement" means that certain Funds Flow Agreement, dated of even date herewith, by and among the Administrative Agent, the Collateral Agent, the Lenders, and each Loan Party.

     "GAAP" means generally accepted accounting principles in effect from time to time in the United States, provided that for the purpose of Section 7.03 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, provided, further, that if there occurs after the date of this Agreement any change in GAAP or in the methodologies used thereunder that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Agents and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP had occurred.

     "German  Guarantor"  means  PRG-Schultz   (Deutschland)   GmbH,  a  company
incorporated under the laws of Germany registered in commercial register of Neuss under registered number HRB 12404.

     "German Pledge Agreement" has the meaning specified therefor in Section 5.03(b).

     "German Security Agreement" has the meaning specified therefor in Section 5.03(b).

     "Governmental Authority" means any nation or government, any Federal, (including the federal government of Canada) state, province, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guaranteed  Obligations"  has the  meaning  specified  therefor in Section
11.01.

     "Guarantor" (i) has the meaning specified therefor in the preamble to this Agreement, and (ii) means each other Person which guarantees, pursuant to the requirements of Section 7.01(b) or otherwise, all or any part of the Obligations.

     "Guaranty" means (i) the guaranty of each Guarantor party hereto contained in Article XI hereof, and (ii) each other guaranty made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders pursuant to the requirements of Section 7.01(b) or otherwise.

     "Hazardous Materials" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or extremely hazardous chemical, hazardous waste, or special waste under Environmental Laws, including any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified as such in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials or building components containing hazardous substances (including asbestos-containing materials) listed or classified as such under Environmental Laws.

     "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

     "Highest Lawful Rate" means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

     "Inactive Subsidiaries" means PRG USA, Inc., a Georgia corporation, PRG-Schultz Insurance Limited, a Bermuda company, Howard Schultz & Associates
(Asia) Limited, a company organized under the laws of Singapore, HS&A International PTE LTD, a company organized under the laws of Hong Kong, PRG-Schultz (Thailand) Co., Limited, a company organized under the laws of Thailand, PRGDS, LLC, a Georgia limited liability company, and Howard Schultz de Mexico, S.A. de C.V., a company organized in Mexico.

     "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used or acquired by such Person, even though the rights and remedies of the lessor, seller or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; (ix) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; and
(x) all obligations referred to in clauses (i) through (ix) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

     "Indemnified Matters" has the meaning specified therefor in Section 12.15.

     "Indemnitees" has the meaning specified therefor in Section 12.15.

     "Indenture Change of Control" has the meaning ascribed to a "Change in Control" in the Indenture for the 10% Senior Convertible Notes or the Indenture for the 11% Senior Notes, as applicable.

     "Indenture for the 10% Senior Convertible Notes" means that certain Indenture dated as of March 17, 2006 between the Parent and U.S. Bank, National Association, as trustee, as amended or modified in accordance with the terms hereof and thereof.

     "Indenture for the 11% Senior Notes" means that certain Indenture dated as of March 17, 2006 between the Parent and U.S. Bank, National Association, as trustee, as amended or modified in accordance with the terms hereof and thereof.

     "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Intercompany Subordination Agreement" means the Intercompany Subordination Agreement, dated as of the Effective Date, duly executed by each of the Loan Parties, substantially in the form of Exhibit I-1.

     "Interest Period" means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, or 3 month(s) thereafter; provided, however, that (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 month(s) after the date on which the Interest Period began, and (e) Borrower may not elect an Interest Period which will end after the Final Maturity Date.

     "IRC" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

     "L/C Issuer" means such bank as the Administrative Agent may select in its sole and absolute discretion.

     "L/C Subfacility" means that portion of the Total Revolving Credit Commitment equal to $5,000,000.

     "Lease" means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

     "Lender" has the meaning specified therefor in the preamble hereto.

     "Letter of Credit" has the meaning specified therefor in Section 3.01(a).

     "Letter  of Credit  Application"  has the  meaning  specified  therefor  in
Section 3.01(a).

     "Letter of Credit Collateral Account" has the meaning specified therefor in
Section 3.01(b).

     "Letter of Credit Fees" has the meaning specified therefor in Section 3.03(b).

     "Letter of Credit Guaranty" means one or more guaranties by the Administrative Agent in favor of the L/C Issuer guaranteeing the Borrower's obligations to the L/C Issuer under a reimbursement agreement, Letter of Credit Application or other like document in respect of any Letter of Credit.

     "Letter of Credit Obligations" means, at any time and without duplication, the sum of (i) the Reimbursement Obligations at such time, plus (ii) the aggregate maximum amount available for drawing under the Letters of Credit outstanding at such time, plus (iii) all amounts for which the Administrative Agent may be liable to the L/C Issuer pursuant to any Letter of Credit Guaranty.

     "Liabilities" has the meaning specified therefor in Section 2.07.

     "LIBOR Deadline" has the meaning set forth in Section 2.04(f)(ii)(A).

     "LIBOR Notice" means a written notice in the form of Exhibit L-1.

     "LIBOR Option" has the meaning specified therefor in Section 2.04(f)(i).

     "LIBOR Rate" means, for each Interest Period for each LIBOR Rate Loan, the rate per annum determined by Administrative Agent (rounded upwards, if necessary, to the next 1/16%) by dividing (a) the Base LIBOR Rate for such Interest Period, by (b) 100% minus the Reserve Percentage; provided, however, that the LIBOR Rate shall be subject to a minimum rate of 4.25 percentage points per annum, and, accordingly, to the extent that the LIBOR Rate on any day would be less than the foregoing minimum rate, the LIBOR Rate hereunder for such day automatically shall be deemed increased to such minimum rate. Subject to the minimum rate for the LIBOR Rate described in this definition, the LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     "LIBOR Rate Loan" means each portion of a Loan that bears interest at a rate determined by reference to the LIBOR Rate.

     "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

     "Loan" means the Term Loan or any Revolving Loan made by an Agent or a Lender to the Borrower pursuant to Article II hereof.

     "Loan Account" means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrower, in which the Borrower will be charged with all Loans made to, all Letters of Credit issued for the benefit of or at the request of, and all other Obligations incurred by, the Borrower.

     "Loan Document" means this Agreement, the Funds Flow Agreement, the Intercompany Subordination Agreement, any Guaranty, any Security Agreement, any Mortgage, any Letter of Credit Application, any Filing Authorization Letter, the Fee Letter, the Brazilian Pledge Agreement, the Canadian Guarantee, the Canadian Security Agreement, the Canadian Pledge Agreement, the German Security Agreement, the German Pledge Agreement, the Meridian Pledge Agreements, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan, any Letter of Credit Obligation or any other Obligation; provided that Loan Documents shall not include any Hedging Agreement.

     "Loan Party" means the Borrower or any Guarantor.

     "Lockbox Bank" has the meaning specified therefor in Section 8.01(a).

     "Lockboxes" has the meaning specified therefor in Section 8.01(a).

     "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties, or financial condition of the Domestic Loan Parties taken as a whole or the Loan Parties taken as a whole, (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, or (iv) the rights and remedies of any Agent or any Lender under any Loan Document.

     "Material Contract" means, with respect to the Parent and its Subsidiaries,
(i) the contracts or agreements involving the top 15 customers based on revenues of the Parent and its Subsidiaries for the most recent Fiscal Year, and (ii) all other contracts or agreements the loss of which could reasonably be expected to result in a Material Adverse Effect to the Loan Parties taken as a whole.

     "Meijer Receivables" means Accounts Receivable owing from Meijer Great Lakes Limited Partnership with a due date no later than 75 days after the invoice date.

     "Meridian" means Meridian Corporation Limited (formerly known as Meridian VAT Corporation Limited), a company incorporated in the Isle of Jersey.

     "Meridian Intercompany Payable" means the approximately $4,700,000 intercompany payable owed by Meridian and the UK Subsidiaries to the Parent or its Subsidiaries as of the date hereof, as adjusted from time to time for additional transfer pricing and payments thereon.

     "Meridian Pledge Agreements" means the security interest agreements executed and delivered by each of the Parent and HS&A Acquisition - UK, Inc., a Texas corporation, in favor of Collateral Agent, for the benefit of the Agents and Lenders, each in form and substance reasonably satisfactory to the Agents.

     "Meridian Subsidiaries" means Meridian and each of its direct and indirect Subsidiaries.

     "Milestone Accounts" shall mean Accounts Receivable which satisfy each of the following criteria: (i) they arise out of a contract between Borrower or a Domestic Guarantor and a customer of Borrower or such Domestic Guarantor, which contract provides for services to be performed by such Borrower or Domestic Guarantor to be divided into "units" or "milestones" and such Borrower or Domestic Guarantor shall be entitled to collect and enforce payment in full from the customer for such Account Receivable despite other "units" or "milestones" under the contract being not yet completed; (ii) the applicable Borrower or Domestic Guarantor shall have delivered an invoice for such Account Receivable and the customer shall have accepted such invoice; and (iii) such Account Receivable shall not be subject to any offset, setoff or right of recoupment on the part of the customer.

     "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

     "Mortgage" means a mortgage, deed of trust or deed to secure debt, in form and substance reasonably satisfactory to the Agents, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent pursuant to the provisions hereof or otherwise.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

     "Net Amount of Eligible Accounts Receivable" means the aggregate unpaid invoice amount of Eligible Accounts Receivable less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect to such Eligible Accounts Receivable.

     "Net Cash Proceeds" means, (i) with respect to any Disposition by any Person or any of its Subsidiaries, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (A) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (C) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person or any of its Subsidiaries, or the sale or issuance by any Person or any of its Subsidiaries of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, after deducting therefrom only (A) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (B) transfer taxes paid by such Person or such Subsidiary in connection therewith and (C) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements); in each case of clause (i) and (ii) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

     "New Lending Office" has the meaning specified therefor in Section 2.08(d).

     "Non-U.S. Lender" has the meaning specified therefor in Section 2.08(d).

     "North American Excess Cash Flow" means, with respect to any Person for any period, (i) North American Consolidated Net Income of such Person and its North American Subsidiaries for such period, plus (ii) all non-cash items of such Person and its North American Subsidiaries deducted in determining North American Consolidated Net Income for such period, less (iii) the sum of (A) all non-cash gains of such Person and its Subsidiaries included in determining North American Consolidated Net Income for such period, (B) all cash principal payments on Indebtedness (other than voluntary prepayments of the Term Loan made pursuant to Section 2.05(b)(ii)) of such Person and its North American Subsidiaries made during such period (but in the case of the Revolving Loans or other revolving credit facilities, only to the extent there is an equivalent permanent reduction of the Total Revolving Credit Commitment or the commitment to provide such other revolving credit facility) to the extent such Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement, (C) payments of taxes made in cash by such Person and its North American Subsidiaries during such period, (D) loan servicing fees paid in cash during such period on Indebtedness permitted to be incurred under this Agreement, (E) the cash portion of Capital Expenditures made by such Person and its North American Subsidiaries during such period to the extent permitted to be made under this Agreement, (F) the excess, if any, of North American Working

Investment at the end of such period over North American Working Investment at the beginning of such period (or, if the difference results in an amount that is less than zero, minus the excess, if any, of North American Working Investment at the beginning of such period over North American Working Investment at the end of such period), and (G) cash restructuring charges of such Person and its North American Subsidiaries whether accrued in such period or a prior period.

     "North American Consolidated Net Income" means, with respect to any Person for any period, the net income (loss) of such Person and its North American Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of North American Consolidated Net Income (without duplication) (a) any non-cash extraordinary or non-recurring gains or losses or any non-cash gains or losses solely to the extent that they will not result in cash charges in any future period, (b) restructuring charges in an aggregate amount not to exceed $1,250,000 in any Fiscal Year or $5,000,000 in the aggregate during the term of this Agreement; provided if the actual amount of the restructuring charges excluded from North American Consolidated Net Income is less than $1,250,000 in any Fiscal Year, then the unused portion may be carried forward to subsequent Fiscal Years and excluded from North American Consolidated Net Income in such subsequent Fiscal Years so long as the aggregate amount excluded from North American Consolidated Net Income during the term of this Agreement does not exceed $5,000,000, (c) effects of discontinued operations, (d) interest that is paid-in-kind, (e) interest income, and (f) any tax refunds, net operating losses or other net tax benefits received during such period on account of any prior period

     "North American Subsidiary" means any Subsidiary of a Person that is organized under the laws of the United States, the District of Columbia, or Canada.

     "North American Working Investment" means, at any date of determination thereof, (i) the sum, for any Person and its North American Subsidiaries, of (A) the unpaid face amount of all Accounts Receivable of such Person and its North American Subsidiaries as at such date of determination, plus (B) the aggregate amount of prepaid expenses of such Person and its North American Subsidiaries as at such date of determination, minus (ii) the sum, for such Person and its North American Subsidiaries, of (A) the unpaid amount of all accounts payable of such Person and its North American Subsidiaries as at such date of determination, plus (B) the aggregate amount of all accrued expenses of such Person and its North American Subsidiaries as at such date of determination (including deferred compensation, but, excluding from accounts payable and accrued expenses, the current portion of long-term debt and all accrued interest and taxes).

     "Notice  of  Borrowing"  has the  meaning  specified  therefor  in  Section
2.02(a).

     "Obligations" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders, or any of them, under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation (irrespective of whether a claim therefor is allowed in any Insolvency Proceeding) to pay principal, interest, charges, expenses, fees, reasonable attorneys fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

     "Other Taxes" has the meaning specified therefor in Section 2.08(b).

     "Parent" has the meaning specified therefor in the preamble hereto.

     "Participant Register" has the meaning specified therefor in Section 12.07(g).

     "Payment Office" means the Administrative Agent's office located at 1211 Avenue of the Americas, New York, New York or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Borrower.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Permits" has the meaning specified therefor in Section 6.01(n).

     "Permitted Discretion" means a determination made in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.

     "Permitted Dispositions" means (a) Dispositions of obsolete, worn-out, or surplus equipment in the ordinary course of business, (b) Dispositions of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the Net Cash Proceeds of such Dispositions in the case of clauses (a) and (b) do not exceed $1,000,000 in the aggregate, (c) the use or transfer of cash and Cash Equivalents by the Parent and its Subsidiaries in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, (d) the licensing or sublicensing by the Parent and its Subsidiaries, (i) on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, or (ii) on a non-exclusive or exclusive basis, patents, trademarks, copyrights, and other intellectual property rights in connection with a Disposition permitted under clause (q) of this definition, (e) the granting of leases or subleases to other Persons not materially interfering with the conduct of business of any of the Loan Parties, (f) the abandonment or other Disposition of patents, trademarks, copyrights or other intellectual property rights that are neither necessary nor economically desirable in the operation of the Loan Parties' business, (g) the Disposition of Accounts Receivable in connection with the collection or compromise thereof in the ordinary course of business and in a manner not inconsistent with the provisions of this Agreement (excluding any securitization or factoring or similar transactions), (h) the sale or issuance of (i) the Capital Stock of any Subsidiary of the Parent to the Borrower (so long as such sale or issuance is made subject to Collateral Agent's Liens on such Capital Stock), (ii) the Borrower's Capital Stock to the Parent (so long as such sale or issuance is made subject to Collateral Agent's Liens on such Capital Stock), or (iii) the Parent's Capital Stock to any Person (so long as a Change of Control would not result therefrom), (i) sales or other Dispositions of assets from the Parent or any of its Subsidiaries (other than the Borrower) to the Borrower, to any Domestic Guarantor (other than the Parent), or to the Canadian Guarantor, (j) so long as no Event of Default has occurred and is continuing or would result therefrom, sales or other Dispositions of assets from any Foreign Subsidiary (other than the Canadian Guarantor) to any Foreign Guarantor, (k) sales or other Dispositions of assets from any Subsidiary of the Parent that is not the Borrower or a Guarantor to the Parent or any of its Subsidiaries, (l) transfers of property subject to a casualty event upon receipt of the net cash proceeds of such casualty event and application of such net cash proceeds to the Obligations to the extent required under Section 2.05(c), (m) Liens expressly permitted under Section 7.02(a) to the extent constituting Dispositions, (n) investments expressly permitted under
Section 7.02(e) to the extent constituting Dispositions, (o) Dispositions expressly permitted under Section 7.02(c)(ii), (p) voluntary terminations of Hedging Agreements, and (q) Dispositions set forth in that certain letter agreement regarding Dispositions dated as of the date hereof between the Agents and Borrower.

     "Permitted Indebtedness" means:

     (a) any Indebtedness owing to any Agent and any Lender under this Agreement and the other Loan Documents;

     (b) Indebtedness listed on Schedule 7.02(b), and any Permitted Refinancing thereof;

     (c) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Loan Parties in accordance with the provisions of Section 7.03(d), which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $2,000,000 at any time outstanding;

     (d) purchase money Indebtedness incurred to enable a Loan Party to acquire equipment in the ordinary course of its business, and any Permitted Refinancing thereof, which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $2,000,000 at any time outstanding;

     (e) Indebtedness of Meridian or any of its Subsidiaries in respect of Meridian's or any of its Subsidiaries' obligations to the French VAT authorities; provided that such Indebtedness shall not have a cross-default to the Indebtedness arising under this Agreement and the other Loan Documents;

     (f) Indebtedness of the Parent or any of its Subsidiaries under any Hedging Agreement so long as such Hedging Agreements are used solely as a part of its normal business operations as a risk management strategy or hedge against changes resulting from market operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets;

     (g) Indebtedness owed by any Subsidiary of the Parent to the Parent or any of its Subsidiaries so long as the making of the investment by the Parent or such Subsidiary that is acting as the lender is a Permitted Intercompany Investment;

     (h) solely for the period from and after the Effective Date to and including November 26, 2006, Indebtedness of the Parent evidenced by the Existing Notes in an aggregate principal amount not to exceed $6,250,000;

     (i) Indebtedness of the Parent evidenced by the Senior Notes in an aggregate principal amount not to exceed $50,000,000 plus the amount of interest that has accrued as of the Effective Date on the Existing Notes exchanged pursuant to the Exchange Offer Transaction, and any Permitted Refinancing thereof;

     (j) Indebtedness of the Parent evidenced by the Senior Convertible Notes in an aggregate principal amount not to exceed $60,000,000 (not including any paid-in-kind interest on such Indebtedness pursuant to the terms of the Indenture for the 10% Senior Convertible Notes as of the date hereof), and any Permitted Refinancing thereof;

     (k) Subordinated Debt and any Permitted Refinancing thereof;

     (l) unsecured Indebtedness in an aggregate amount not to exceed $1,000,000 at any time outstanding;

     (m) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument and consisting of obligations in respect of cash management or pooling or netting services, overdraft protections and similar arrangements in each case in connection with cash management and deposit accounts arising in the ordinary course of business;

     (n) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

     (o) Indebtedness incurred in connection with the financing of insurance premiums in the ordinary course of business in an aggregate amount not to exceed $1,500,000 at any time outstanding;

     (p) Indebtedness securing Liens expressly permitted by clause (f) of the definition of "Permitted Liens";

     (q) Indebtedness incurred in connection with a Permitted Disposition solely to the extent arising under agreements providing for customary indemnification, adjustments of the purchase price, or similar adjustments; and

     (r) Contingent Obligations of the Parent in respect of Indebtedness permitted to be incurred pursuant to clauses (a) - (f) or (m) - (q) of this definition.

     "Permitted Intercompany Investments" means (a) investments consisting of loans (or, solely if required by applicable law or thin capitalization rules, contributions) by any Domestic Loan Party or the Canadian Guarantor to any Foreign Guarantor (other than the Canadian Guarantor) so long as (i) all parties to such transaction are party to the Intercompany Subordination Agreement, and
(ii) the aggregate amount of such investments outstanding at any time (net of any repayment thereof) does not exceed $3,000,000, (b) investments consisting of loans (or, solely if required by applicable law or thin capitalization rules, contributions) by any Loan Party to any Foreign Subsidiary (other than any Foreign Guarantor or the Meridian Subsidiaries) so long as the aggregate amount of such investments outstanding at any time (net of any repayment thereof) does not exceed $5,000,000, (c) investments consisting of loans (or, solely if required by applicable law or thin capitalization rules, contributions) by any Loan Party to any Meridian Subsidiary so long as the aggregate amount of such investments outstanding at any time (net of any repayment thereof) does not exceed $6,000,000, (d) solely for the first 90 days following the Effective Date (or such longer period as the Collateral Agent shall reasonably agree), investments consisting of loans by any Subsidiary of the Parent to the Parent (for the avoidance of doubt, it being understood and agreed that the proceeds of such loans (other than loans made by the Borrower to the Parent as expressly permitted by Section 7.02(h)) shall be sent by the Parent to the Borrower for deposit in the Collection Account in accordance with Section 8.01(b)), (e) investments consisting of loans (or, solely if required by applicable law or thin capitalization rules, contributions) by the Parent to any Domestic Loan Party or the Canadian Guarantor, and (f) investments consisting of loans (or, solely if required by applicable law or thin capitalization rules, contributions) by any Subsidiary of the Parent that is not the Borrower or a Guarantor to any other Subsidiary of the Parent that is not the Borrower or a Guarantor.

     "Permitted Investments" means (a) investments in cash and Cash Equivalents,
(b) Permitted Intercompany Investments, (c) Permitted Reorganization Transactions, (d) Hedging Agreements so long as such Hedging Agreements are used solely as a part of normal business operations as a risk management strategy or hedge against changes resulting from market operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets, (e) loans to one or more directors, officers or other employees of the Parent or its Subsidiaries in connection with any such director's, officer's or employee's acquisition of shares of Capital Stock of the Parent in an amount not greater than the purchase price paid by such director, officer or employee for such shares of Capital Stock and in an aggregate amount not to exceed $250,000 at any time outstanding, (f) investments received by the Parent or any of its Subsidiaries pursuant to any plan of reorganization or liquidation or other similar arrangement that has gone effective in an Insolvency Proceeding of any Person, (g) the endorsement of negotiable instruments held for collection in the ordinary course of business,
(h) deposits made in the ordinary course of business to secure the performance of leases or to obtain utilities, (i) advances to employees of the Parent or its Subsidiaries made in the ordinary course of business; provided that the aggregate amount of such advances at any time outstanding shall not exceed $250,000, (j) the acquisition by the Borrower or any Domestic Guarantor of Accounts Receivable held by the Parent or any of its Subsidiaries; provided that
(i) any such acquisition is in the ordinary course of business, and (ii) the acquired Accounts Receivable are payable or dischargeable in accordance with customary terms, (k) Indebtedness expressly permitted by clause (g) of the definition of "Permitted Indebtedness" (without duplication of any other clause in this definition) or clause (r) of the definition of "Permitted Indebtedness", in each case, solely to the extent constituting investments, (l) Liens expressly permitted by clause (f) of the definition of "Permitted Liens" or clause (q) of the definition of "Permitted Liens", in each case, solely to the extent constituting investments, (m) investments expressly permitted under Section 7.02(h), (n) investments made by the Borrower or any of its Subsidiaries in the form of non-cash consideration received in connection with a Disposition described in clauses (c) - (p) of the definition of "Permitted Dispositions", and (o) other investments in an aggregate amount not to exceed $250,000 outstanding at any time.

     "Permitted Liens" means:

     (a) Liens securing the Obligations;

     (b) Liens for taxes, assessments, levies, or governmental charges the payment of which is not overdue by more than 30 days and, if overdue by more than 30 days (i) such taxes, assessments, levies, or governmental are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, or (ii) secure taxes, assessments, levies, or governmental charges in an aggregate amount not to exceed $50,000.

     (c) Liens imposed by law such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days and, if overdue by more than 30 days (i) are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, or (ii) secure obligations in an aggregate amount not to exceed $50,000;

     (d) Liens described on Schedule 7.02(a), and any Lien granted as a modification, renewal, extension, replacement, or substitute therefor so long as such modification, renewal, extension, replacement, or substitute therefor does not extend coverage thereof to other property or assets;

     (e) Liens arising under Capitalized Leases or securing purchase money Indebtedness permitted under the definition of Permitted Indebtedness; provided, however, that (A) no such Lien shall extend to or cover any other property of any Loan Party or any of its Subsidiaries (other than the proceeds and products of the property that is the subject of the Capitalized Lease or purchase money Indebtedness and accessions thereto), and (B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser the fair market value or the cost of the property so held or acquired and customary fees incurred in connection therewith;

     (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due, or (iv) letters of credit or bank guarantees to support payment of items set forth in this clause (f);

     (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business;

     (h) leases or subleases granted to other Persons not materially interfering with the conduct of the business of the Parent or any of its Subsidiaries;

     (i) (i) non-exclusive licenses or sub-licenses by the Parent or any of its Subsidiaries of patents, trademarks, copyrights, or other intellectual property rights in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of the Parent or any of its Subsidiaries, or (ii) exclusive or non-exclusive licenses or sub-licenses by the Parent or any of its Subsidiaries of patents, trademarks, copyrights, or other intellectual property rights in connection with a Disposition expressly permitted by clause (q) of the definition of "Permitted Dispositions";

     (j) precautionary financing statement filings regarding operating leases or consignments of goods;

     (k) Liens arising out of the existence of judgments or awards not giving rise to an Event of Default;

     (l) statutory and common law landlords' liens under leases to which the Parent or any of its Subsidiaries is a party;

     (m) Liens securing refinancing Indebtedness permitted to be incurred under clauses (b), (c), or (d) of the definition of "Permitted Indebtedness"; provided, that such Liens do not extend to any property or assets other than the property or assets that served as collateral for the refinanced Indebtedness;

     (n) bankers' Liens, rights of setoff and other similar Liens existing solely with respect to Cash and Cash Equivalents on deposit in one or more accounts maintained by Parent or any of its Subsidiaries, in each case granted in the ordinary course of business of such Person in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank or its affiliates with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness for borrowed money;

     (o) Liens (i) on advances of Cash or Cash Equivalents or Permitted Investments in favor of the seller of any property to be acquired in an investment permitted hereunder, (ii) on any earnest money deposits made by the Parent or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder, and (iii) consisting of any agreement to dispose of property in a Disposition permitted under Section 7.02(c);

     (q) deposits and pledges of Cash and Cash Equivalents securing Indebtedness permitted by clause (e) of the definition of "Permitted Indebtedness"; provided that the amount of such deposits and pledges outstanding at any time shall not exceed 10% of the gross value added tax refunds received by Meridian from France calculated on a rolling 12 month basis;

     (r) Liens securing Indebtedness in an aggregate amount not to exceed $100,000 arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Parent or its Subsidiaries in the ordinary course of business; and

     (s) other Liens securing Indebtedness in an aggregate amount not to exceed $200,000.

     "Permitted Merger" means (a) the merger of a Domestic Subsidiary (other than the Borrower) or the Canadian Guarantor with and into the Borrower or a Domestic Guarantor, (b) the merger of a Foreign Subsidiary (other than the Canadian Guarantor) with and into a Foreign Guarantor (other than the Canadian Guarantor), and (c) the merger of any Subsidiary of the Borrower that is not a Guarantor with and into the Borrower or another Subsidiary of the Borrower, in the case of each of clauses (a), (b), and (c), so long as (i) no Event of Default shall have occurred or be continuing either before or after giving effect to such merger, (ii) the Borrower gives the Agents at least 15 days prior written notice of such merger, (iii) (A) in the case of a merger involving the Borrower, the Borrower is the continuing or surviving Person, (B) in the case of a merger involving a Domestic Guarantor (other than a merger involving Borrower), such Domestic Guarantor is the continuing or surviving Person, (C) in the case of a merger involving a Foreign Guarantor, such Foreign Guarantor is the continuing or surviving Person, and (v) the Agents' and Lenders' Lien in all or any portion of the Collateral, including without limitation, the existence, perfection, and priority of any Lien thereon, are not adversely affected by such merger.

     "Permitted Preferred Stock" means and refers to (a) any Preferred Stock issued by the Parent (and not by one or more of its Subsidiaries) that is not Prohibited Preferred Stock, (b) the Series A Preferred Stock, or (c) the Series B Preferred Stock.

     "Permitted Refinancing" means any extension, refinancing, or modification of any Indebtedness; provided that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties and the Lenders than the terms of the Indebtedness being extended, refinanced or modified, (ii) after giving effect to such extension, refinancing or modification, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification plus accrued interest thereon and the fees incurred in connection with the extension, refinancing, or modification, (iii) such extension, refinancing or modification does not result in an increase in the interest rate with respect to the Indebtedness so extended, refinanced, or modified, (iv) such extension, refinancing or modification does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced, or modified, (v) if the Indebtedness that is extended, refinanced, or modified was subordinated in right of payment to the Obligations, then the terms and conditions of the extension, refinancing, or modification must include subordination terms and conditions that are at least as favorable to the Agents and the Lenders as those that were applicable to the extended, refinanced, or modified Indebtedness, (vi) the covenants and events of default of the Indebtedness that is extended, refinanced or modified are not less favorable to the Loan Parties, the Agents or the Lenders than the terms and conditions of the Indebtedness being extended, refinanced, or modified, and (vii) the Indebtedness that is extended, refinanced, or modified is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was extended, refinanced, or modified.

     "Permitted Reorganization Transaction" means (a) the dissolution, liquidation, or winding-up of any Domestic Subsidiary (other than the Borrower) or the Canadian Guarantor so long as (i) the assets (if any) of such Domestic Subsidiary or the Canadian Guarantor are transferred to a Domestic Loan Party,
(ii) no Event of Default shall have occurred and be continuing either immediately before or after giving effect to such transaction, (iii) the Agents' and Lenders' Lien in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such dissolution or winding-up, and (vi) such Domestic Loan Party shall have executed and delivered or authorized, as applicable, any and all security agreements, financing statements, fixture filings, and other documentation reasonably requested by any Agent in order to include the transferred assets within the Collateral, or (b) the dissolution, liquidation, or winding-up of any Foreign Subsidiary (other than the Canadian Guarantor) so long as (i) the assets of such Foreign Subsidiary are transferred to a Foreign Guarantor (other than the Canadian Guarantor) or its parent (other than with respect to any Foreign Subsidiary that is a Subsidiary of the Parent), (ii) no Event of Default shall have occurred and be continuing either immediately before or after giving effect to such transaction, (iii) the Agents' and Lenders' Liens in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such dissolution or winding-up, and (iv) the applicable Foreign Guarantor shall have executed and delivered or authorized, as applicable, any and all security agreements, financing statements, fixture filings, and other documentation reasonably requested by any Agent in order to include the transferred assets within the Collateral.

     "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

     "Post-Default Rate" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.0 percentage points, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Loan (or in the case of the Letter of Credit Fee, the highest Letter of Credit Fee specified herein) prior to the Event of Default plus 2.0 percentage points.

     "PPSA" means the Personal Property Security Act of the applicable Canadian province or provinces in respect of the Canadian Guarantor, each as amended from time to time.

     "PR Partnership" means PRG-Schultz Puerto Rico, a foreign partnership organized under the laws of Puerto Rico.

     "Preferred Stock" means, as applied to the Capital Stock of any Person, the Capital Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

     "Preliminary Reserve" means (a) during the period from and including the Effective Date through and including the date that the Borrower delivers to the Agents and Lenders the financial statements required to be delivered pursuant to
Section 7.01(a)(i) for the fiscal quarter ending March 31, 2006 (the "First Period Financial Statements"), a reserve in the amount of $5,000,000, (b) during the period from but excluding the date that the Borrower delivers the First Period Financial Statements through and including the date that the Borrower delivers to Agents and Lenders the financial statements required to be delivered pursuant to Section 7.01(a)(i) for the fiscal quarter ending June 30, 2006 (the "Second Period Financial Statements"), (A) a reserve in the amount of $3,500,000 if Consolidated EBITDA during the period covered by the First Period Financial Statements was greater than or equal to $2,400,000, or (B) a reserve in the amount of $5,000,000 if Consolidated EBITDA of the Parent and its Subsidiaries during the period covered by the First Period Financial Statements was less than $2,400,000, and (c) during the period from but excluding the date that the Borrower delivers the Second Period Financial Statements through and including the Final Maturity Date, $0; provided that if the Borrower is not in compliance with the financial covenants set forth in Section 7.03 on the date that it delivers the Second Period Financial Statements, the amount of the "Preliminary Reserve" will be the amount of the reserve set forth in clause (b) of this definition until the first date that the Borrower delivers to the Agents and Lenders a certified calculation of the financial covenants set forth in Section
7.03 pursuant to Section 7.01(a)(v) which shows that the Borrower is in compliance with such financial covenants.

     "Prohibited Preferred Stock" means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is less than 6 months after the Final Maturity Date, or, on or before the date that is less than 6 months after the Final Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

     "property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Pro Rata Share" means:

     (a) with respect to a Lender's obligation to make Revolving Loans, to participate in Letters of Credit, and to reimburse the L/C Issuer with respect to Letters of Credit, and right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Revolving Loans and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans and Letter of Credit Obligations,

     (b) with respect to a Lender's obligation to make the Term Loan and right to receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Term Loan Commitment, provided that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan, and

     (c) with respect to all other matters (including the indemnification obligations arising under Section 10.05), the percentage obtained by dividing
(i) the sum of such Lender's Revolving Credit Commitment and the unpaid principal amount of such Lender's portion of the Term Loan, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate unpaid principal amount of the Term Loan, provided, that, if such Lender's Revolving Credit Commitment shall have been reduced to zero, such Lender's Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender's Revolving Loans and its interest in the Letter of Credit Obligations and if the Total Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans and Letter of Credit Obligations.

     "Qualified Cash" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries that is subject to a control agreement in favor of Collateral Agent, upon which the Collateral Agent has a perfected first priority Lien, and that is on deposit with banks, or in securities accounts with securities intermediaries, or any combination thereof.

     "Rating Agencies" has the meaning specified therefor in Section 2.07.

     "Reference Bank" means JPMorgan Chase Bank, N.A., its successors or any other commercial bank designated by the Administrative Agent to the Borrower from time to time.

     "Reference Rate" means the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate; provided, however, that the Reference Rate shall be subject to a minimum rate of 7.0 percentage points per annum, and, accordingly, to the extent that the Reference Rate on any day would be less than the foregoing minimum rate, the Reference Rate hereunder for such day automatically shall be deemed increased to such minimum rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its Borrower and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Subject to the minimum rate for the Reference Rate described in this definition, each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Reference Rate Loan" means a Loan that bears interest at a rate determined by reference to the Reference Rate.

     "Register" has the meaning specified therefor in Section 12.07(d).

     "Registered Loan" has the meaning specified therefore in Section 12.07(d).

     "Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

     "Reimbursement Obligations" means the obligation of the Borrower to reimburse the Administrative Agent or any Lender for amounts payable by the Administrative Agent or any Lender under a Letter of Credit Guaranty in respect of any drawing made under any Letter of Credit, together with interest thereon as provided in Section 2.04.

     "Reinvestment Eligible Funds" means (a) Net Cash Proceeds which, but for the application of Section 2.05(d)(iv), would be required to be used to prepay the Loans pursuant to Section 2.05(c)(vi) or (b) Extraordinary Receipts consisting of insurance or condemnation proceeds paid as the result of loss, destruction, casualty, condemnation or expropriation which, but for the application of Section 2.05(d)(iv), would be required to be used to prepay the Loans pursuant to Section 2.05(c)(viii).

     "Reinvestment  Notice"  has the  meaning  specified  therefore  in  Section
2.05(d).

     "Related Fund" means a fund, money market account, investment account or other account managed by a Lender or an Affiliate of such Lender or its investment manager.

     "Related Party Assignment" has the meaning specified therefor in Section 12.07(b).

     "Related Party Register" has the meaning specified therefore in Section 12.07(d).

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

     "Remedial Action" means, with respect to the presence of Hazardous Materials at concentrations exceeding those allowed by Environmental Laws, all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or
(iv) any other actions authorized by 42 U.S.C. ss. 9601.

     "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

     "Required Lenders" means collectively, (a) the Required Revolving Lenders and (b) the Required Term Loan Lenders.

     "Required   Revolving   Lenders"   means  Lenders  whose  Pro  Rata  Shares
(calculated under clause (a) of the definition thereof) aggregate more than 50%.

     "Required   Term  Loan  Lenders"   means  Lenders  whose  Pro  Rata  Shares
(calculated under clause (b) of the definition thereof) aggregate more than 50%.

     "Reserve Percentage" means, on any day, for any Lender, the maximum percentage prescribed by the Board (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender.

     "Revolving Credit Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower in the amount set forth opposite such Lender's name in Schedule R-1 hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

     "Revolving Loan" and "Revolving Loans" have the meaning specified therefor in Section 2.01(a)(i).

     "Revolving Loan Lender" means a Lender with a Revolving Credit Commitment.

     "Revolving Loan Obligations" means any Obligations with respect to the Revolving Loans (including the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

     "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

     "Second Test Period" means the period ended on the last day of the applicable Person's second fiscal quarter ended after the Effective Date.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

     "Securities Account" means a securities account (as that term is defined in the Code).

     "Securitization" has the meaning specified therefor in Section 2.07.

     "Securitization  Parties"  has the  meaning  specified  therefor in Section
2.07.

     "Security Agreement" means a Security Agreement, in form and substance reasonably satisfactory to the Agents, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent.

     "Senior Convertible Notes" means the 10% Senior Convertible Notes due 2011 issued by the Parent pursuant to the Indenture for the 10% Senior Convertible Notes.

     "Senior Notes" means the 11% Senior Notes due 2011 issued by the Parent pursuant to the Indenture for the 11% Senior Notes.

     "Series A Preferred Stock" means the 9% senior series A convertible participating Preferred Stock of the Parent.

     "Series B Preferred Stock" means the 10% senior series B convertible participating Preferred Stock of the Parent.

     "Settlement   Period"  has  the  meaning  specified   therefor  in  Section
2.02(d)(i) hereof.

     "Solvent" means, with respect to any Person on a particular date, that on such date (a) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and any successor thereto.

     "Subordinated Debt" means Indebtedness of the Parent that is on terms and conditions (including payment terms, interest rates, covenants, remedies, defaults and other material terms) reasonably satisfactory to the Agents and which has been expressly subordinated in right of payment to all Indebtedness of the Parent under the Loan Documents by the execution and delivery of a subordination agreement, in form and substance reasonably satisfactory to the Agents.

     "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company, or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

     "Supervalu Receivables" means Accounts Receivables owing from Supervalu Inc. with a due date no later than 120 days after the invoice date.

     "Taxes" has the meaning specified therefor in Section 2.08(a).

     "Term Loan" has the meaning specified therefor in Section 2.01(a)(ii).

     "Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its portion of the Term Loan to the Borrower in the amount set forth in Schedule R-1 hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

     "Term Loan Lender" means a Lender with a Term Loan Commitment.

     "Term Loan Obligations" means any Obligations with respect to the Term Loan (including the principal thereof, the interest thereon, and the fees and expenses specifically related thereto).

     "Termination Event" means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Loan Party or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the
IRC, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

     "Third Test Period" means the period ended on the last day of the applicable Person's third fiscal quarter ended after the Effective Date.

     "Title Insurance Policy" means a mortgagee's loan policy, in form and substance satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms satisfactory to the Agents, delivered to the Collateral Agent.

     "Total Commitment" means the sum of the Total Revolving Credit Commitment and the Total Term Loan Commitment.

     "Total Revolving Credit Commitment" means the sum of the amounts of the Lenders' Revolving Credit Commitments, which amount is $20,000,000 as of the Effective Date.

     "Total Term Loan Commitment" means the sum of the amounts of the Lenders' Term Loan Commitments, which amount is $25,000,000 as of the Effective Date.

     "Toys R Us Receivables" means Accounts Receivables owing from Toys R Us, Inc. with a due date no later than 75 days after the invoice date.

     "Transferee" has the meaning specified therefor in Section 2.08(a).

     "TTM EBITDA" means, as of any date of determination and with respect to a Person, the Consolidated EBITDA of such Person and its Subsidiaries for the 12 month period most recently ended; provided, however, that (a) in the case of the First Test Period, TTM EBITDA shall be calculated as the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after January 1, 2006 up to and including the last day of the First Test Period, times 4, (b) in the case of the Second Test Period, TTM EBITDA shall be calculated as the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after January 1, 2006 up to and including the last day of the Second Test Period, times 2, (c) in the case of the Third Test Period, TTM EBITDA shall be calculated as the Consolidated EBITDA of such Person and its Subsidiaries for the period from and after January 1, 2006 up to and including the last day of the Third Test Period, times 1.3333.

     "UK Subsidiaries" means Tamebond Limited, a company organized under the laws of the United Kingdom and PRG-Schultz UK Ltd, a company organized under the laws of the United Kingdom.

     "U.S. Retail Key Client Claim Retention Rate" means the sum of (a) the net-approved claims of U.S. Retail Key Clients that are in the Claims Management System as of most recent fiscal quarter and (b) changes to work-in-process for U.S. Retail Key Clients for such fiscal quarter, divided by the gross claims of U.S. Retail Key Clients that are in the Claims Management System produced during such fiscal quarter.

     "U.S. Retail Key Client Effective Fee Rate" means, as of any date of determination, the revenue of the Borrower and the Domestic Guarantors (other than the PR Partnership) from the U.S. Retail Key Clients for the most recent fiscal quarter as determined in accordance with GAAP divided by net-approved claims of U.S. Retail Key Clients that are in the Claims Management System for such fiscal quarter.

     "U.S. Retail Key Client WIP" means the claims of U.S. Retail Key Clients that are in the Claims Management System not yet approved for invoicing, but presented to the client or vendor awaiting approval; provided that U.S. Retail Key Client WIP shall not include any claim (a) that is more than 6 months old (determined from the date that the payment giving rise to the claim was made),
(b) that is in an amount less than $1,000.

     "U.S. Retail Key Clients" means, as of any date of determination, the top 40 United States retail clients of the Borrower and the Domestic Guarantors (other than the PR Partnership) based on revenue recognized by the Borrower and the Domestic Guarantors (other than the PR Partnership) for the 12 months most recently ended (not including (a) any client that has filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed again it any petition or other application for relief under the Bankruptcy Code or any such other law, or
(b) clients that are the United States or any other Governmental Authority (unless all steps required by the Administrative Agent in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act or any action under any state statute comparable to the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Administrative Agent; provided that from the Effective Date through and including the date that is 120 days after the Effective Date, U.S. Retail Key

Client WIP of the Army & Air Force Exchange in an aggregate amount not to exceed $250,000 (when aggregated with any Accounts Receivable of the Army & Air Force Exchange that are not ineligible because of the proviso in clause (g) of the definition of "Eligible Accounts Receivable") shall not be ineligible under this clause (b) regardless of whether all steps required by the Administrative Agent to be taken under the Federal Assignment of Claims Act or any state statute comparable to the Federal Assignment of Claims Act have been taken).

     "Wal Mart Holdback Receivables" means Accounts Receivable owing from Wal-Mart Stores, Inc. equal to $217,000 due in the fiscal quarter ending September 30, 2006 and $24,000 due in the fiscal quarter ending September 30, 2007.

     "WARN" has the meaning specified therefor in Section 6.01(z).

     "Working Investment" means, at any date of determination thereof, (i) the sum, for any Person and its Subsidiaries, of (A) the unpaid face amount of all Accounts Receivable of such Person and its Subsidiaries as at such date of determination, plus (B) the aggregate amount of prepaid expenses of such Person and its Subsidiaries as at such date of determination, minus (ii) the sum, for such Person and its Subsidiaries, of (A) the unpaid amount of all accounts payable of such Person and its Subsidiaries as at such date of determination, plus (B) the aggregate amount of all accrued expenses of such Person and its Subsidiaries as at such date of determination (including deferred compensation, but, excluding from accounts payable and accrued expenses, the current portion of long-term debt and all accrued interest and taxes).

     Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation," whether or not so expressly stated in each such instance and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by any Agent include estimates honestly made by such Agent (in the case of quantitative determinations) and beliefs honestly held by such Agent (in the case of qualitative determinations).

     Section 1.03 Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Code and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

     Section 1.04 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern Standard Time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding," provided, however, that with respect to a computation of fees or interest payable to any Agent, any Lender or the L/C Issuer, such period shall in any event consist of at least one full day. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due on a day that is not a Business Day or delivery of any notice, document, certificate or other writing is stated to be required on a day that is not a Business Day, the date of such payment (other than as described in the definition of "Interest Period"), performance or delivery shall extend to the immediately succeeding Business Day.

                                   ARTICLE II

                                    THE LOANS

     Section 2.01 Commitments.

     (a)   Subject  to  the  terms  and   conditions   and   relying   upon  the
representations and warranties herein set forth:

     (i) each Revolving Loan Lender severally agrees to make loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the lesser of (A) the amount of such Lender's Revolving Credit Commitment, and (B) the amount of such Lender's Pro Rata Share of the then extant Borrowing Base; and

     (ii) each Term Loan Lender severally agrees to make a term loan (collectively, the "Term Loan") to the Borrower on the Effective Date, in an aggregate principal amount equal to the amount of such Lender's Term Loan Commitment.

     (b) Notwithstanding the foregoing:

     (i) The aggregate principal amount of Revolving Loans outstanding at any time to the Borrower shall not exceed the lower of (A) the difference between
(x) the Total Revolving Credit Commitment and (y) the aggregate Letter of Credit Obligations and (B) the difference between (x) the then current Borrowing Base and (y) the aggregate Letter of Credit Obligations. The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrower may borrow, repay and reborrow the Revolving Loans, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

     (ii) The aggregate principal amount of the Term Loan made on the Effective Date shall not exceed the Total Term Loan Commitment. Any principal amount of the Term Loan that is repaid or prepaid may not be reborrowed.

     Section 2.02 Making the Loans.

     (a) The Borrower shall give the Administrative Agent prior telephonic notice (immediately confirmed in writing, in substantially the form of Exhibit 2.01(b)(ii) hereto (a "Notice of Borrowing")), (i) in the case of a LIBOR Rate Loan, not later than 12:00 noon (New York City time) on the date that is 3 Business Days prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing, in its sole discretion, to accommodate from time to time), or (ii) in the case of a Reference Rate Loan, not later than 12:00 noon (New York City time) on the of the proposed Loan (or such shorter period as the Administrative Agent is willing, in its sole discretion, to accommodate from time to time). Such Notice of Borrowing shall specify (A) the principal amount of the proposed Loan, and (B) the proposed borrowing date, which must be a Business Day, and, with respect to the Term Loan, must be the Effective Date, (C) whether the proposed Loan is to be a Reference Rate Loan or a LIBOR Rate Loan, and (D) in the case of a LIBOR Rate Loan, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period". If no election as to the type of Loan is specified, then the requested Loan shall be a Reference Rate Loan. If no Interest Period is specified with respect to any requested LIBOR Rate Loan, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Administrative Agent in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Administrative Agent). The Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic Notice of Borrowing. The Administrative Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Loan on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

     (b) Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith. Except for Revolving Loans deemed made pursuant to Section 3.01(c), each Revolving Loan shall be made in a minimum amount of $100,000 and shall be in integral multiples of $100,000 in excess thereof.

     (c) (i) Except as  otherwise  provided in this Section  2.02(c),  all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit
Commitment and the Total Term Loan Commitment, as the case may be, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make a Loan requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder, and each Lender shall be obligated to make the Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

     (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Agents and the Lenders, the Borrower, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and the Borrower and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders with a Revolving Credit Commitment, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in Section 2.02(d); provided, however, that (a) the Administrative Agent shall in no event fund any such Revolving Loans if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders prior to the time of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving Loan, and (b) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section
5.02 have been satisfied. If the Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Administrative Agent elects not to fund such Revolving Loan on behalf of the Revolving Loan Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Administrative Agent shall notify each Revolving Loan Lender of the specifics of the requested Revolving Loan and that it will not fund the requested Revolving Loan on behalf of the Revolving Loan Lenders. If the Administrative Agent notifies the Revolving Loan Lenders that it will not fund a requested Revolving Loan on behalf of such Revolving Loan Lenders, each Revolving Loan Lender shall make its Pro Rata Share of the Revolving Loan available to the Administrative Agent, in immediately available funds, at the Payment Office no later than 3:00 p.m. (New York City time) (provided that the Administrative Agent requests payment from such Revolving Loan Lender not later than 1:00 p.m. (New York City time)) on the date of the proposed Revolving Loan. The Administrative Agent will make the proceeds of such Revolving Loans available to the Borrower on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Administrative Agent at the Payment Office or the amount funded by the Administrative Agent on behalf of the Revolving Loan Lenders to be deposited in an account designated by the Borrower.

     (iii) If the Administrative Agent has notified the Revolving Loan Lenders that the Administrative Agent, on behalf of such Revolving Loan Lenders, will fund a particular Revolving Loan pursuant to Section 2.02(c)(ii), the Administrative Agent may assume that each such Revolving Loan Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrower on such day. If the Administrative Agent makes such corresponding amount available to the Borrower and such corresponding amount is not in fact made available to the Administrative Agent by any such Revolving Loan Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the

Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrower shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account.

     (iv) Nothing in this Section 2.02(c) shall be deemed to relieve any Revolving Loan Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder.

     (d) (i) With respect to all periods for which the Administrative Agent has funded Revolving Loans pursuant to Section 2.02(c), on Wednesday of each week, or if the applicable Wednesday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a "Settlement Period"), the Administrative Agent shall notify each Revolving Loan Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period. In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Revolving Loan Lender's initial funding), each Revolving Loan Lender shall promptly (and in any event not later than 2:00 p.m. (New York City time) if the Administrative Agent requests payment from such Lender not later than 12:00 noon (New York City time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Revolving Loan Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrower for repayment, each Revolving Loan Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Revolving Loan Lender, sufficient funds to adjust the interests of the Revolving Loan Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Revolving Loan Lender's interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof. The obligations of the Administrative Agent and each Revolving Loan Lender under this Section 2.02(d) shall be absolute and unconditional. Each Revolving Loan Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Revolving Loan Lender.

     (ii) In the event that any Revolving Loan Lender fails to make any payment required to be made by it pursuant to Section 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Revolving Loan Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative

Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. During the period in which such Revolving Loan Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrower shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Revolving Loan Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this Section 2.02(d)(ii) shall be deemed to relieve any Revolving Loan Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Revolving Loan Lender as a result of any default by such Revolving Loan Lender hereunder.

     Section 2.03 Repayment of Loans; Evidence of Debt.

     (a) The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date.

     (b) The outstanding principal of the Term Loan shall be repayable in consecutive quarterly installments, on the first day of each January, April, July, and October commencing on April 1, 2007 and ending on the Final Maturity Date, as follows:

        PAYMENT DATE                  AMOUNT
 ---------------------------- ----------------------
        April 1, 2007                 $250,000
 ---------------------------- ----------------------
        July 1, 2007                  $250,000
 ---------------------------- ----------------------
        October 1, 2007               $250,000
 ---------------------------- ----------------------
        January 1, 2008               $250,000
 ---------------------------- ----------------------
        April 1, 2008                 $500,000
 ---------------------------- ----------------------
        July 1, 2008                  $500,000
 ---------------------------- ----------------------
        October 1, 2008               $500,000
 ---------------------------- ----------------------
        January 1, 2009               $500,000
 ---------------------------- ----------------------
        April 1, 2009                 $500,000
 ---------------------------- ----------------------
        July 1, 2009                  $500,000
 ---------------------------- ----------------------
        October 1, 2009               $500,000
 ---------------------------- ----------------------
        January 1, 2010               $500,000
 ---------------------------- ----------------------

; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan. The outstanding principal of the Term Loan shall be repaid in full on the earlier of
(i) the termination of the Total Revolving Credit Commitment and (ii) the Final Maturity Date.

     (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (e) The entries made in the accounts maintained pursuant to paragraphs (c) or (d) of this Section 2.03 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

     (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably satisfactory to the Borrower. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     Section 2.04 Interest.

     (a) Revolving Loans. Each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal is repaid, as follows: (i) if the relevant Revolving Loan is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 3.75 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 1.0 percentage point.

     (b) Term Loan. The Term Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Term Loan until such principal amount is repaid, as follows: (i) if the relevant portion of the Term Loan is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 8.50 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 5.50 percentage points.

     (c) Default Interest and Fees. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, (i) at the election of the Required Revolving Lenders (and written notice of such election shall be given by such Lenders to each Agent), the principal of, and unpaid interest on, all Revolving Loans shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at all times during such period at a rate per annum equal to the Post-Default Rate with respect to the Revolving Loans, (ii) at the election of the Required Term Loan Lenders (and written notice of such election shall be given by such Lenders to each Agent), the principal of, and unpaid interest on, the Term Loan shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at all times during such period at a rate per annum equal to the Post-Default Rate with respect to the Term Loan, and (iii) at the election of the Required Revolving Lenders (and written notice of such election shall be given by such Lenders to each Agent), the Letter of Credit Fees shall be increased by 2.0 percentage points above the per annum rate otherwise applicable hereunder.

     (d) Interest Payment Dates. Interest on each Reference Rate Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the occurrence of an Event of Default in consequence of which the Required Lenders or Collateral Agent on behalf thereof elect to accelerate the maturity of all or any portion of the Obligations, or
(iii) termination of this Agreement pursuant to the terms hereof. Interest at the Post-Default Rate shall be payable on demand. The Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

     (e) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

     (f) LIBOR Option.

     (i) LIBOR Election. In lieu of having interest charged at the rate based upon the Reference Rate, the Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the Loans be charged at a rate of interest based upon the LIBOR Rate. On the last day of each applicable Interest Period, unless the Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Reference Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, the Borrower no longer shall have the option to request that Loans bear interest at the LIBOR Rate and Administrative Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Reference Rate Loans hereunder.

     (A) The Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Administrative Agent prior to 12:00 noon (New York time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of the Borrower's election of the LIBOR Option for a permitted portion of the Loans and an Interest Period pursuant to this

Section shall be made by delivery to Administrative Agent of a LIBOR Notice received by Administrative Agent before the LIBOR Deadline. Promptly upon its receipt of each such LIBOR Notice, Administrative Agent shall provide a copy thereof to each of the Lenders having a Commitment of the type to which such LIBOR Notice relates.

     (B) Each LIBOR Notice shall be irrevocable and binding on the Borrower. In connection with each LIBOR Rate Loan, the Borrower shall indemnify, defend, and hold Administrative Agent and the Lenders harmless against any loss, cost, or expense incurred by Administrative Agent or any Lender as a result of (1) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (2) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (3) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, and expenses, collectively, "Funding Losses"). Funding Losses shall, with respect to Administrative Agent or any Lender, be deemed to equal the amount determined by Administrative Agent or such Lender to be the excess, if any, of (x) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period therefor), minus (y) the amount of interest that would accrue on such principal amount for such period at the interest rate which Administrative Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Administrative Agent or a Lender delivered to the Borrower setting forth any amount or amounts that Administrative Agent or such Lender is entitled to receive pursuant to this Section shall be conclusive absent manifest error.

     (C) The Borrower shall have not more than 5 LIBOR Rate Loans in effect at any given time. The Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $500,000 and integral multiples of $100,000 in excess thereof.

     (ii) Prepayments. The Borrower may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Administrative Agent of proceeds of Collections in accordance with Section 4.04 or for any other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, the Borrower shall indemnify, defend, and hold Administrative Agent and the Lenders and their participants harmless against any and all Funding Losses in accordance with subsection (ii) above.

     (iii) Special Provisions Applicable to LIBOR Rate.

     (A) The LIBOR Rate may be adjusted by Administrative Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give the Borrower and Administrative Agent notice of such a determination and adjustment and Administrative Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, the Borrower may, by notice to such affected Lender (1) require such Lender to furnish to the Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (2) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under subsection (ii)(B) above).

     (B) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Administrative Agent and the Borrower and Administrative Agent promptly shall transmit the notice to each other Lender and (1) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Reference Rate Loans, and (2) the Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

     (iv) No Requirement of Matched Funding. Anything to the contrary contained herein notwithstanding, neither Administrative Agent, nor any Lender, nor any of their participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

     Section 2.05 Reduction of Commitment; Prepayment of Loans.

     (a) Reduction of Commitments.

     (i) Revolving Credit Commitments. The Total Revolving Credit Commitment shall terminate on the Final Maturity Date. On or after the first anniversary of the Effective Date, the Borrower may, without premium or penalty, reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Borrower under
Section 2.02, (C) the Letter of Credit Obligations at such time and (D) the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn. Each such reduction shall be in an amount which is an integral multiple of $1,000,000 (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000), shall be made by providing not less than 3 Business Days prior written notice to the Administrative Agent and shall be irrevocable; provided that, a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the consummation of financing that will refinance the Indebtedness under this Agreement, in which case such notice may be revoked by the Borrower if such condition is not satisfied (by notice to the Administrative Agent on or prior to the specified effective date), and if such notice is revoked then, anything to the contrary contained herein notwithstanding, the failure to terminate the Commitments on the date specified in such notice shall not constitute an Event of Default. Once reduced, the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

     (ii) Term Loan. The Total Term Loan Commitment shall terminate upon the making of the Term Loan on the Effective Date.

     (b) Optional Prepayment.

     (i) Revolving Loans. The Borrower may prepay without penalty or premium the principal of any Revolving Loan, in whole or in part.

     (ii) Term Loan. On or after the first anniversary of the Effective Date, so long as (A) no Default or Event of Default shall have occurred and be continuing, and (B) Availability is greater than or equal to $10,000,000 after giving effect to such payment, the Borrower may, upon at least 3 Business Days prior written notice to the Administrative Agent, prepay the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this Section 2.05(b)(ii) shall be accompanied by (A) the payment of accrued interest to the date of such payment on the amount prepaid, and (B) the prepayment premium as set forth in the Fee Letter. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan in the inverse order of maturity.

     (c) Mandatory Prepayment.

     (i) The Borrower will immediately prepay the Revolving Loans within 1 Business Day at any time that the aggregate principal amount of all Revolving Loans plus the outstanding amount of all Letter of Credit Obligations exceeds the lesser of (A) the Total Revolving Credit Commitment, and (B) the Borrowing Base, to the full extent of any such excess. On each day that any Revolving

Loans or Letter of Credit Obligations are outstanding, the Borrower shall hereby be deemed to represent and warrant to the Agents and the Lenders that the Borrowing Base calculated as of such day equals or exceeds the aggregate principal amount of all Revolving Loans and Letter of Credit Obligations outstanding on such day. If at any time after the Borrower has complied with the first sentence of this Section 2.05(c)(i), the aggregate Letter of Credit
Obligations is greater than the lesser of (x) the Total Revolving Credit Commitment, and (y) the then current Borrowing Base, the Borrower shall provide cash collateral to the Administrative Agent in an amount equal to 105% of such excess, which cash collateral shall be deposited in the Letter of Credit Collateral Account and, provided that no Event of Default shall have occurred and be continuing, returned to the Borrower, at such time as the aggregate
Letter of Credit Obligations plus the aggregate principal amount of all outstanding Revolving Loans no longer exceeds the then current Borrowing Base.

     (ii) The Borrower will immediately prepay the outstanding principal amount of the Term Loan in the event that the Total Revolving Credit Commitment is terminated for any reason.

     (iii) The Administrative Agent shall on each Business Day apply all funds transferred to or deposited in the Administrative Agent's Account, to the payment, in whole or in part, of the outstanding principal amount of the Revolving Loans.

     (iv) Within 10 days of delivery to the Agents and the Lenders of audited annual financial statements pursuant to Section 7.01(a)(iii), commencing with the delivery to the Agents and the Lenders of the financial statements for the Fiscal Year ended December 31, 2006 or, if such financial statements are not delivered to the Agents and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(iii), 10 days after the date such statements are required to be delivered to the Agents and the Lenders pursuant to Section 7.01(a)(iii), the Borrower shall prepay the outstanding principal amount of the Loans in an amount equal to (A) the greater of (x) 50% of Excess Cash Flow of the Parent and its Subsidiaries for such Fiscal Year, and (y) 50% of North American Excess Cash Flow of the Parent and its North American Subsidiaries for such Fiscal Year, minus (B) the amount of all voluntary prepayments of the Term Loan made during such period pursuant to Section 2.05(b)(ii).

     (v) Within 1 Business Day of delivery to the Agents and the Lenders of the Borrowing Base Certificate pursuant to Section 7.01(a), the Borrower will immediately prepay the outstanding principal amount of the Loans to the extent that the outstanding principal amount of the Term Loan, plus the aggregate outstanding principal amount of all Revolving Loans, plus the aggregate outstanding amount of all Letter of Credit Obligations exceeds the aggregate amount of Collections from Accounts Receivable of the Borrower and the Domestic Guarantors during the 150 days immediately preceding such date, to the full extent of any such excess.

     (vi) Within 1 Business Day of the receipt of any proceeds of any Disposition by the Parent or any of its Domestic Subsidiaries and within 3 Business Days of the receipt of any proceeds of any Disposition by any Foreign

Subsidiary of the Parent, in each case other than a Permitted Disposition (other than a Permitted Disposition of the type described in clauses (a), (b), and (q) of the definition of Permitted Dispositions), the Borrower shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed $250,000 for all such Dispositions in any Fiscal Year. Nothing contained in this subsection (vi) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than a Permitted Disposition.

     (vii) Within 1 Business Day of the receipt of any proceeds of any issuance or incurrence by the Parent or any of its Domestic Subsidiaries of any Indebtedness and within 3 Business Days of the receipt of any proceeds of any issuance or incurrence by any Foreign Subsidiary of any Indebtedness (in each case, other than Indebtedness referred to in clauses (a) - (j) and (m) - (r) of the definition of Permitted Indebtedness), the Borrower shall prepay the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this subsection (vii) shall not be deemed to be implied consent to any such issuance or incurrence otherwise prohibited by the terms and conditions of this Agreement.

     (viii) Within 1 Business Day of the sale or issuance by the Parent or any of its Domestic Subsidiaries of any shares of its Capital Stock and within 3 Business Days of the sale or issuance by any Foreign Subsidiary of any shares of its Capital Stock (in each case, other than issuances of (A) common Capital Stock by any Subsidiary of the Parent to its parent, (B) the Series A Preferred Stock or the Series B Preferred Stock, or (C) common Capital Stock of the Parent issued upon conversion of the Senior Convertible Notes in accordance with the Indenture for the 10% Senior Convertible Notes), the Borrower shall prepay the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this subsection (viii) shall not be deemed to be implied consent to any such sale or issuance otherwise prohibited by the terms and conditions of this Agreement.

     (ix) Within 1 Business Day of the receipt by the Parent or any of its Domestic Subsidiaries of any Extraordinary Receipts and within 3 Business Days of the receipt by any Foreign Subsidiary of the Parent of any Extraordinary Receipts, the Borrower shall prepay the outstanding principal of the Loans in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts, to the extent that the aggregate amount of Extraordinary Receipts received by all Loan Parties and their Subsidiaries (and not paid to the Administrative Agent as a prepayment of the Loans) shall exceed $250,000 for all such Extraordinary Receipts in any Fiscal Year.

     (d) Application of Payments.

     (i) Except as set forth in Section 2.05(d)(iii) below, each prepayment made pursuant to subsections (c)(iv), (c)(vi), (c)(vii), (c)(viii), and (c)(ix) above shall be applied, first, to the Term Loan, until paid in full, second, to the Revolving Loans, until paid in full, and third, to cash collateralization of the Letters of Credit in an amount up to 105% of the undrawn amount of all outstanding Letters of Credit, until such Letters of Credit are cash collateralized in an amount equal to 105% of the greatest amount for which such Letters of Credit may be drawn. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of their maturity.

     (ii) Each prepayment made pursuant to subsection (c)(v) above shall be applied, first, to the Revolving Loans, until paid in full, second, to cash collateralization of the Letters of Credit in an amount up to 105% of the undrawn amount of all outstanding Letters of Credit, until such Letters of Credit are cash collateralized in an amount equal to 105% of the greatest amount for which such Letters of Credit may be drawn, and third to the Term Loan, until paid in full. Each such prepayment of the Term Loan shall be applied against the remaining installments of principal of the Term Loan in the inverse order of their maturity.

     (iii) Each prepayment pursuant to Section 2.05(c)(vi), with respect to proceeds resulting from the Disposition of Accounts Receivable or the Disposition of all or substantially all of the assets or Capital Stock of any Person, which Disposition includes Accounts Receivable and other assets, or pursuant to Section 2.05(c)(ix), with respect to insurance proceeds, condemnation awards, or payments in lieu thereof related to a casualty or other loss which includes the loss of Accounts Receivable, in each case, shall be applied as follows: (A) an amount up to the book value of such Accounts Receivable (determined at the time of such Disposition or event resulting in such insurance proceeds or condemnation award) shall be applied, (1) first, to the outstanding principal amount of the Revolving Loans, until paid in full, (2) second, to cash collateralization of the Letters of Credit in an amount up to 105% of the undrawn amount of all outstanding Letters of Credit, until such Letters of Credit are cash collateralized in an amount equal to 105% of the greatest amount for which such Letters of Credit may be drawn, and (3) third, to the outstanding principal amount of the Term Loan, until paid in full, and (B) any remaining proceeds shall be applied, (1) first, to the outstanding principal amount of the Term Loan, until paid in full, (2) second, to the outstanding principal amount of the Revolving Loans, until paid in full, and (3) third, to cash collateralization of the Letters of Credit in an amount up to 105% of the undrawn amount of all outstanding Letters of Credit, until such Letters of Credit are cash collateralized in an amount equal to 105% of the greatest amount for which such Letters of Credit may be drawn.

     (iv) The foregoing to the contrary notwithstanding, Borrower shall not be required to make a prepayment otherwise required pursuant to Section 2.05(c)(vi) or Section 2.05(c)(ix) with Reinvestment Eligible Funds so long as: (A) no Default or Event of Default has occurred and is continuing on the date such Person receives such Reinvestment Eligible Funds or on the date such amounts are to be released to Borrower pursuant to this paragraph (iv), (B) the Borrower delivers a notice (a "Reinvestment Notice") on or prior to the date that the applicable Person is required to apply the monies constituting such Reinvestment Eligible Funds notifying the Agents of the intent of the applicable Person to use such Reinvestment Eligible Funds (1) to repair, restore, or replace the assets that were the subject of the Disposition, casualty or condemnation giving rise to such amounts with assets of equal or greater fair market value which will be useful in the conduct of their business in the ordinary course of business, (2) within the period specified in such notice, which period shall not to exceed the earlier of (x) 180 days after the receipt of such Reinvestment Eligible Funds by the applicable Loan Party or its Subsidiary and (y) the Final Maturity Date, and (C) pending the reinvestment described in clause (B)(1) above, such Reinvestment Eligible Amounts are deposited in a cash collateral account over which Collateral Agent (on behalf of the Lenders) has a perfected first-priority Lien. If all or any portion of such Reinvestment Eligible Funds are not used in accordance with the preceding sentence within the period specified in the Reinvestment Notice, the remaining portion shall be applied to the Loans in accordance with Section 2.05(d) on the last day of such specified period.

     (e) Interest and Fees. Any prepayment made pursuant to this Section 2.05 (other than prepayments made pursuant to subsections (c)(i), (c)(ii), (c)(iii), (c)(iv), and (c)(v) of this Section 2.05) shall be accompanied by the payment of accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Total Revolving Credit Commitment has been terminated, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06.

     (f) Cumulative Prepayments.  Except as otherwise expressly provided in this
Section 2.05, payments with respect to any subsection of this Section 2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

     Section 2.06 Fees. In addition to the fees set forth in this Agreement, the Borrower shall pay to the Administrative Agent the fees set forth in the Fee Letter in the amounts and on the dates set forth in the Fee Letter.

     Section 2.07 Securitization. The Borrower hereby acknowledges that the Lenders and their Affiliates may sell or securitize the Loans (a "Securitization") through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). The Borrower shall cooperate with the Lenders and their Affiliates to effect the Securitization including by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that
(i) any such amendment or additional documentation does not impose material additional costs on the Borrower and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrower under the Loan Documents or change or affect in a manner adverse to the Borrower the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to any Agent or Lender in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Agents, the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

     Section 2.08 Taxes.

     (a) Except as otherwise provided in this Section, any and all payments by any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on (or measured by) the net income of any Agent, any Lender or the L/C Issuer (or any transferee or assignee thereof, including a participation holder (any such entity, a "Transferee")) as a result of a present or former connection between such Person and the jurisdiction of the Governmental Authority imposing the tax (other than any such connection arising solely from such recipient having executed, delivered or performed its obligations or received a payment under, or enforced, any of the Loan Documents), (ii) any branch profit taxes imposed by the United States, or (iii) by the jurisdiction in which such Person is organized or has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, "Taxes"). If any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Agent, any Lender or the L/C Issuer (or any Transferee), (A) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) such Agent, such Lender or the L/C Issuer (or such Transferee) shall receive an amount equal to the sum it would have received had no such deductions been made, (B) such Loan Party shall make such deductions, and (C) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, each Loan Party agrees to pay to the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes"). Each Loan Party shall deliver to each Agent, each Lender and the L/C Issuer official receipts in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

     (c) The Loan Parties hereby jointly and severally indemnify and agree to hold each Agent, each Lender and the L/C Issuer harmless from and against Taxes and Other Taxes (including Taxes and Other Taxes imposed on any amounts payable under this Section 2.08) paid by such Person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

     (d) Each Lender that is organized under the laws of a jurisdiction outside the United States (a "Non-U.S. Lender") agrees that it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, promptly after the date upon which such Lender becomes a party hereto) deliver to the Agents (or, in the case of an assignee of a Lender which (x) is an Affiliate of such Lender or a Related Fund of such Lender and (y) does not deliver an Assignment and Acceptance to the Administrative Agent pursuant to the last sentence of Section 12.07(b) for recordation pursuant to Section 12.07(c), to the assigning Lender only, and in the case of a participant, to the Lender granting the participation only) a properly completed and duly executed copy of either U.S. Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY or any subsequent versions thereof or successors thereto, in each case claiming complete exemption from U.S. Federal withholding tax and payments of interest hereunder. In addition, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code, such Non-U.S.
Lender hereby represents to the Agents and the Borrower that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Parent and is not a controlled foreign corporation related to the Parent (within the meaning of Section 864(d)(4) of the Internal Revenue Code), and such Non-U.S. Lender agrees that it shall promptly notify the Agents in the event any such representation is no longer accurate. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Lender which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, promptly after the date upon which such Lender becomes a party hereto) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, such Non-U.S. Lender shall deliver such forms within 20 days after receipt of a written request therefor from any Agent, the assigning Lender or the Lender granting a participation, as applicable. Notwithstanding any other provision of this Section 2.08, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.08(d) that such Non-U.S. Lender is not legally able to deliver.

     (e) The Loan Parties shall not be required to indemnify any Non-U.S. Lender, or pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to this Agreement to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Lender (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation or transfer to such Transferee, or Lender (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation, or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of clause (d) above.

     (f) The obligations of the Loan Parties under this Section 2.08 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     (g) If any Loan Party is required to pay additional amounts to any Lender or any Governmental Authority for the account of any Lender as a result of a change of law occurring after the date hereof, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to file or provide to Agent any certificate or document reasonably requested in writing by the Agent to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amount that may thereafter accrue, would not require such Lender to disclose any information such Lender deems confidential and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender; provided that the mere existence of fees, charges, costs or expenses that such Loan Party has offered and agreed to pay on behalf of the Lender shall not be deemed to be disadvantageous to the Lender.

     (h) If any additional amount payable by any Loan Party is made to or for the account of any Lender on account of Taxes then, if any Lender receives a refund of such Taxes, such Lender shall reimburse to the Borrower such refund, net of all out-of-pocket expenses of such Lender that are related to such refund; provided that (i) such Lender shall not be obligated to disclose to the Borrower any information regarding its tax affairs and computations, and (ii) nothing herein shall be construed so as to interfere with the right of such Lender to arrange its tax affairs as it deems appropriate; provided further that any Loan Party, upon request of any Agent or Lender, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest, or other charges imposed by the relevant Governmental Authority) to such Agent or Lender in the event such Agent or Lender is required to repay such refund to the relevant Governmental Authority.

                                  ARTICLE III

                                LETTERS OF CREDIT

     Section 3.01 Letter of Credit Guaranty.

     (a) In order to assist the Borrower in establishing or opening standby letters of credit, which shall not have expiration dates that exceed 12 months from the date of issuance (although, subject to the terms and conditions hereof, any such standby letter of credit may be extendable for successive periods of up to 12 months on terms and conditions reasonably satisfactory to the Administrative Agent and subject to the conditions set forth in Article V) (each a "Letter of Credit"), with the L/C Issuer, the Borrower has requested the Administrative Agent to join in the applications for such Letters of Credit, or guarantee payment or performance of such Letters of Credit and any drafts thereunder through the issuance of a Letter of Credit Guaranty, thereby lending the Administrative Agent's credit to that of the Borrower, and the
Administrative Agent has agreed to do so. These arrangements shall be coordinated by the Administrative Agent, subject to the terms and conditions set forth below. The Administrative Agent shall not be required to be the issuer of any Letter of Credit. The Borrower will be the account party for the application for each Letter of Credit, which shall be on a computer transmission system approved by the Administrative Agent and the L/C Issuer, or such other written form or computer transmission system as may from time to time be approved by the Administrative Agent and the L/C Issuer, and shall be duly completed in a manner reasonably satisfactory to the Administrative Agent, together with such other certificates, agreements, documents and other papers and information as the Administrative Agent and the L/C Issuer may reasonably request (the "Letter of Credit Application"). In the event of any conflict between the terms of any Letter of Credit Application and this Agreement, for purposes of this Agreement, the terms of this Agreement shall control.

     (b) The aggregate Letter of Credit Obligations shall not exceed the lowest of (i) the difference between (A) the Total Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Loans then outstanding, (ii) the difference between (A) the Borrowing Base and (B) the aggregate principal amount of all Revolving Loans then outstanding, and (iii) the L/C Subfacility. In addition, the terms and conditions of all Letters of Credit and all changes or modifications thereof by the Borrower or the L/C Issuer shall in all respects be subject to the prior approval of the Administrative Agent in the reasonable exercise of its sole and absolute discretion; provided, however, that (i) the expiry date of all Letters of Credit shall be no later than 5 days prior to the Final Maturity Date unless, on or prior to 5 days prior to the Final Maturity Date either (A) such Letters of Credit shall be cash collateralized in an amount equal to 105% of the face amount of such Letters of Credit by deposit of cash in such amount in an account under the sole and exclusive control of the
Administrative Agent for the benefit of the Administrative Agent or the L/C Issuer (the "Letter of Credit Collateral Account") or (B) the Borrower shall provide the Administrative Agent and the Revolving Loan Lenders with an indemnification, in form and substance reasonably satisfactory to the Administrative Agent, from a commercial bank or other financial institution acceptable to the Agents for any Letter of Credit Obligations with respect to such Letters of Credit and (ii) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer.

     (c) The Administrative Agent shall have the right, without notice to the Borrower, to charge the Loan Account with the amount of any and all Indebtedness, liabilities and obligations of any kind (including indemnification for breakage costs, capital adequacy and reserve requirement charges) incurred by the Agents or the Revolving Loan Lenders under the Letter of Credit Guaranty or incurred by the L/C Issuer with respect to a Letter of Credit at the earlier of (i) payment by the Administrative Agent or the Revolving Loan Lenders under the Letter of Credit Guaranty or (ii) the occurrence of any Default or Event of Default. Any amount charged to the Loan Account shall be deemed a Revolving Loan hereunder made by the Revolving Loan Lenders to the Borrower, funded by the Administrative Agent on behalf of the Revolving Loan Lenders and subject to
Section 2.02 of this Agreement. Any charges, fees, commissions, costs and expenses charged to the Administrative Agent for the Borrower's account by the L/C Issuer in connection with or arising out of Letters of Credit or transactions relating thereto will be charged to the Loan Account in full when charged to or paid by the Administrative Agent and, when charged, shall be conclusive on the Borrower absent manifest error. Each of the Revolving Loan Lenders and the Borrower agrees that the Administrative Agent shall have the right to make such charges regardless of whether any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied.

     (d) The Borrower unconditionally indemnifies each Agent and each Lender and holds each Agent and each Lender harmless from any and all loss, claim or liability incurred by any Agent or any Lender arising from any transactions or occurrences relating to Letters of Credit, any drafts or acceptances thereunder, the Collateral relating thereto, and all Obligations in respect thereof, including any such loss or claim due to any action taken by the L/C Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the L/C Issuer, any Agent or any Lender as determined by a final non-appealable judgment of a court of competent jurisdiction. The Borrower further agrees to jointly and severally hold each Agent and each Lender harmless from any errors or omission, negligence or misconduct by the L/C Issuer; provided that the foregoing shall not excuse any
Agent or any Lender from any liability to the Borrower to the extent of any direct damages suffered by the Borrower that are caused by such Agent's or such Lender's gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. The Borrower's unconditional obligations to each Agent, each Lender and the L/C Issuer with respect to Letters of Credit hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of such Agent's, such Lender's or the L/C Issuer's gross negligence or willful misconduct as
determined  by  a  final  non-appealable   judgment  of  a  court  of  competent
jurisdiction. The Borrower agrees that any charges incurred by the Administrative Agent or the L/C Issuer for the Borrower's account hereunder may be charged to the Loan Account.

     (e) Upon any payments made to the L/C Issuer under the Letter of Credit Guaranty, the Agents or the Revolving Loan Lenders, as the case may be, shall, without prejudice to their rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrower in favor of the L/C Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agents and the Revolving Loan Lenders and apply in all respects to the Agents and the Revolving Loan Lenders and shall be in addition to any rights, remedies, duties or obligations contained herein.

     Section 3.02 Participations.

     (a) Purchase of Participations. Immediately upon issuance by the L/C Issuer of any Letter of Credit pursuant to this Agreement, each Revolving Loan Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Administrative Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Revolving Loan Lender's Pro Rata Share, in all obligations of the Administrative Agent in such Letter of Credit (including all Reimbursement Obligations of the Borrower with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

     (b) Sharing of Payments. In the event that the Administrative Agent makes any payment in respect of the Letter of Credit Guaranty and the Borrower shall not have repaid such amount to the Administrative Agent, the Administrative Agent shall charge the Loan Account in the amount of the Reimbursement Obligation, in accordance with Sections 3.01(c) and 4.02 of this Agreement.

     (c) Obligations Irrevocable. The obligations of a Revolving Loan Lender to make payments to the Administrative Agent for the account of the Agents, the Revolving Loan Lenders or the L/C Issuer with respect to a Letter of Credit shall be irrevocable, without any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including any of the following circumstances:

     (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

     (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in such Letter of Credit or any transferee of such Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Lender, or any other Person, whether in connection with this Agreement, such Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other party and the beneficiary named in such Letter of Credit);

     (iii) any draft, certificate or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

     (v) any failure by any Agent to provide any notices required pursuant to this Agreement relating to such Letter of Credit;

     (vi) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; or

     (vii) the occurrence of any Default or Event of Default.

     Section 3.03 Letters of Credit.

     (a) Request for Issuance. The Borrower may, upon notice not later than 12:00 noon, New York City time, at least 2 Business Days in advance of the issuance thereof, request the Administrative Agent to assist the Borrower in establishing or opening a Letter of Credit by delivering to the Administrative Agent, with a copy to the L/C Issuer, a Letter of Credit Application, together with any necessary related documents. The Administrative Agent shall not provide support, pursuant to the Letter of Credit Guaranty, if the Administrative Agent shall have received written notice from the Collateral Agent or the Required Lenders on the Business Day immediately preceding the proposed issuance date for such Letter of Credit that one or more of the conditions precedent in Section
5.02 will not have been satisfied on such date, and the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.02 have been satisfied.

     (b) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of the Revolving Loan Lenders, in accordance with the Revolving Loan Lenders' Pro Rata Shares (x) for any Letter of Credit issued hereunder, a non-refundable fee equal to 3.75 percentage points per annum of the stated amount of such Letter of Credit, payable on the date such Letter of Credit is issued or extended and (y) for any amendment to an existing Letter of Credit that increases the stated amount of such Letter of Credit, a non-refundable fee equal to 3.75 percentage points per annum of the increase in the stated amount of such Letter of Credit, payable on the date of such increase (the "Letter of Credit Fees").

     (c) L/C Issuer Charges. The Borrower shall pay to the Administrative Agent the standard charges assessed by the L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit.

     (d) Charges to the Loan Account. The Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Sections 3.01(c) and 4.02 of this Agreement with the amount of any Letter of Credit Fees or charges due under this Section 3.03.

                                   ARTICLE IV

                      FEES, PAYMENTS AND OTHER COMPENSATION

     Section 4.01 [Intentionally Omitted].

     Section 4.02 Payments; Computations and Statements.

     (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent's Account. All payments received by the Administrative Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of the Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrower hereby authorize the Administrative Agent to, and the Administrative Agent may charge the Loan Account of the Borrower with any amount due and payable by the Borrower under any Loan Document. Each of the Lenders and the Borrower agrees that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrower shall be deemed a Revolving Loan hereunder made by the Revolving Loan Lenders to the Borrower, funded by the Administrative Agent on behalf of the Revolving Loan Lenders and subject to
Section 2.02 of this Agreement; provided, however, that without limiting the Administrative Agent's obligation to charge items to the Loan Account (including pursuant to the proviso of the next sentence), the foregoing shall not obligate the Administrative Agent to make Revolving Loans if all of the conditions to funding under this Agreement (including those set forth in Section 2.01 and Article V) have not been satisfied or waived. The Lenders and the Borrowers confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrowers as herein provided will be made as an accommodation to the Borrowers and solely at the Administrative Agent's discretion, provided that the Administrative Agent shall from time to time upon the request of the Collateral Agent, charge the Loan Account of the Borrowers with any amount due and payable under any Loan Document. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

     (b) The Administrative Agent shall provide the Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrower during such month, the amounts and dates of all Loans made to the Borrower during such month, the amounts and dates of all payments on account of the Loans to the Borrower during such month and the Loans to which such payments were applied, the amount of interest accrued on the Loans to the Borrower during such month, any Letters of Credit issued by the L/C Issuer for the account of the Borrower during such month, specifying the face amount thereof and the amount of charges to the Loan Account or Loans made to the Borrower during such month to reimburse the Revolving Loan Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, 30 days after the same is sent, shall be final and conclusive absent manifest error.

     Section 4.03 Sharing of Payments, Etc. Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

     Section 4.04 Apportionment of Payments. Subject to Section 2.02 hereof and to any written agreement among the Agents or the Lenders:

     (a) All payments of principal and interest in respect of outstanding Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees with respect to Letters of Credit provided for in Section 3.03(b)(ii) and the audit and collateral monitoring fees provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

     (b) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents or the L/C Issuer until paid in full;
(ii) second, ratably to pay interest due in respect of the Agent Advances until paid in full, (iii) third, ratably to pay principal of Agent Advances until paid in full, (iv) fourth, ratably to pay any fees, expense reimbursements, and indemnities then due to the Revolving Loan Lenders until paid in full; (v) fifth, ratably to pay interest due in respect of the Revolving Loans and Reimbursement Obligations until paid in full; (vi) sixth, ratably to pay principal of the Revolving Loans and Letter of Credit Obligations (or, to the extent such Obligations are contingent, to provide cash collateral in respect of such Obligations (it being understood and agreed that with respect to any Letter of Credit, the amount of such cash collateral must be equal to 105% of the greatest amount for which such Letter of Credit may be drawn) until paid in full; (vii) seventh, ratably to pay any fees, expense reimbursements, and indemnities then due to the Term Loan Lenders until paid in full; (viii) eighth, ratably to pay interest due in respect of the Term Loan until paid in full; (ix) ninth, ratably to pay principal of the Term Loan until paid in full, and (x) tenth, to the ratable payment of all other Obligations then due and payable.

     (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrower specified by the Borrower to the Administrative Agent to be for the payment of Term Loan Obligations then due and payable under any provision of this Agreement or the prepayment of all or part of the principal of the Term Loan in accordance with the terms and conditions of Section 2.05.

     (d) For purposes of Section 4.04(b), (other than clause (viii) thereof) "paid in full" means with respect to any Obligations, payment in cash of all amounts owing under the Loan Documents in respect of such Obligations, including fees, interest, default interest, interest on interest, expense reimbursements and indemnities, specifically including in each case any of the foregoing which would accrue after the commencement of any Insolvency Proceeding irrespective of whether a claim is allowable in such Insolvency Proceeding, except to the extent that default or overdue interest (but not any other interest) and fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for purposes of such clause (viii), "paid in full" means with respect to any Obligations, payment in cash of all amounts owing under the Loan Documents in respect of such Obligations, including fees, interest, default interest, interest on interest, expense reimbursements and indemnities, specifically including in each case any of the foregoing which would accrue after the commencement of any Insolvency Proceeding irrespective of whether a claim is allowable in such Insolvency Proceeding.

     (e) In the event of a direct conflict between the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

     Section 4.05 Increased Costs and Reduced Return.

     (a) If any Lender, any Agent or the L/C Issuer shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer (in each case, whether or not having the force of law) (each, a "Change in Law"), shall (i) subject any Lender, any Agent or the L/C Issuer, or any Person controlling any such Lender, any such Agent or the L/C Issuer to any tax, duty or other charge with respect to this Agreement or any Loan made by such Lender or such Agent or any Letter of Credit issued by the L/C Issuer, or change the basis of taxation of payments to any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer of any amounts payable hereunder (except for taxes on the overall net income of any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against any Loan, any Letter of Credit or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer or (iii) impose on any Lender, any Agent or the L/C Issuer or any Person controlling any such Lender, any such Agent or the L/C Issuer any other condition regarding this Agreement or any Loan or Letter of Credit, and the result of any event referred to in clauses (i), (ii), or (iii) above shall be to increase the cost to any Lender, any Agent or the L/C Issuer of making any Loan, issuing, guaranteeing or participating in any Letter of Credit, or agreeing to make any Loan or issue, guaranty or participate in any Letter of Credit, or to reduce any amount received or receivable by any Lender, any Agent or the L/C Issuer hereunder, then, upon demand by any such Lender, any such Agent or the L/C Issuer, the Borrower shall pay to such Lender, such Agent or the L/C Issuer such additional amounts as will compensate such Lender, such Agent or the L/C Issuer for such increased costs or reductions in amount.

     (b) If any Lender, any Agent or the L/C Issuer shall have determined that any Change in Law either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender, any Agent or the L/C Issuer or any Person controlling such Lender, such Agent or the L/C Issuer, and any Lender, any Agent or the L/C Issuer determines that the amount of such capital is increased as a direct or indirect consequence of any Loans made or maintained, Letters of Credit issued or any guaranty or participation with respect thereto, any Lender's, any Agent's or the L/C Issuer's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's, any Agent's or the L/C Issuer's any such other controlling Person's capital to a level below that which such Lender, such Agent or the L/C Issuer or such controlling Person could have achieved but for such circumstances as a consequence of any Loans made or maintained, Letters of Credit issued, or any guaranty or participation with respect thereto or any agreement to make Loans, to issue Letters of Credit or such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any Lender, any Agent or the L/C Issuer, the Borrower shall pay to such Lender, such Agent or the L/C Issuer from time to time such additional amounts as will compensate such Lender, such Agent or the L/C Issuer for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's, such Agent's or the L/C Issuer's or such other controlling Person's capital.

     (c) All amounts payable under this Section 4.05 shall bear interest from the date that is 10 days after the date of demand by any Lender, any Agent or the L/C Issuer until payment in full to such Lender, such Agent or the L/C Issuer at the Reference Rate. A certificate of such Lender, such Agent or the L/C Issuer claiming compensation under this Section 4.05, specifying the event herein above described and the nature of such event shall be submitted by such Lender, such Agent or the L/C Issuer to the Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Lender's, such Agent's or the L/C Issuer's reasons for invoking the provisions of this Section 4.05, and shall be final and conclusive absent manifest error.

                                   ARTICLE V

                               CONDITIONS TO LOANS

     Section 5.01 Conditions Precedent. The obligation of any Lender to make the initial Loans (or any other Person to otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction or waiver of the Agents (the making of such initial extension of credit by any Lender being conclusively deemed to be its satisfaction or waiver of the following), of each of the conditions precedent set forth below:

     (a) Payment of Fees, Etc. The Borrower shall have paid all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 or 12.04.

     (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document or certificate delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Effective Date as though made on and as of such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date.

     (c) [Intentionally Omitted].

     (d) Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agents and, unless indicated otherwise, dated the Effective Date:

     (i) the Canadian Guarantee, duly executed by the Canadian Guarantor;

     (ii) the Canadian Security Agreement, duly executed by the Canadian Guarantor;

     (iii) the Canadian Pledge Agreement, duly executed by PRG-Schultz Canada, Inc., a Georgia corporation, together with the original stock certificates (if any) representing all of the stock of the Canadian Guarantor, accompanied by proper instruments of transfer;

     (iv) the Fee Letter, duly executed by the Borrower;

     (v) the Funds Flow Agreement, duly executed by each Loan Party;

     (vi) the Intercompany Subordination Agreement, duly executed by each Loan Party;

     (vii) the Meridian Pledge Agreements, duly executed by each of the Parent and HS&A Acquisition - UK, Inc., a Texas corporation, together with the original stock certificates (if any) representing all of the stock of Meridian, accompanied by proper instruments of transfer;

     (viii) the Security Agreement, duly executed by each Loan Party, together with the original stock certificates representing all of the stock of such Loan Party's Subsidiaries and all intercompany promissory notes of such Loan Parties required to be delivered pursuant to the terms of the Security Agreement, accompanied by undated stock powers executed in blank and other proper instruments of transfer;

     (ix) a Filing Authorization Letter, duly executed by each Loan Party, together with appropriate financing statements and PPSA registration statements duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Agreement;

     (x) certified copies of all effective financing statements and PPSA registration statements which name as debtor any Loan Party and which are filed in the offices referred to in clause (xii) above, together with copies of such financing statements and PPSA registration statements and the results of searches for any tax Lien and judgment Lien filed against such Person or its property;

     (xi) a termination and release agreement with respect to the Existing Credit Facility, duly executed by the Loan Parties and the Existing Credit Facility Lender, together with termination statements for all financing statements and PPSA registration statements filed by the Existing Lender and covering any portion of the Collateral and releases for all intellectual property security agreements or assignments filed in favor of the Existing Lender and covering any portion of the Collateral;

     (xii) a termination and release agreement with respect to the Existing Bridge Facility, duly executed by the Loan Parties, the Existing Bridge Facility Lenders, and the Existing Bridge Facility Agent, together with termination statements for all financing statements and PPSA registration statements filed by the Existing Bridge Facility Agent and covering any portion of the Collateral and releases for all intellectual property security agreements or assignments filed in favor of the Existing Bridge Facility Agent and covering any portion of the Collateral;

     (xiii) a copy of the resolutions of each Loan Party, certified as of the Effective Date by a secretary or assistant secretary thereof, authorizing (A) the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

     (xiv) a certificate of a secretary or assistant secretary of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

     (xv) a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states (except, in the case of the states of foreign qualification, where the failure to be so qualified or in good standing, or to pay such taxes, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect);

     (xvi) a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party, certified (A) as of a recent date prior to the Effective Date by an appropriate official of the state of organization of such Loan Party, and (B) by a secretary or assistant secretary of such Loan Party as being a true and complete copy of the publicly filed organizational document for such Loan Party, which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organized number is issued in such jurisdiction;

     (xvii) a copy of the charter and by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of each Loan Party, together with all amendments thereto, certified as of the Effective Date by a secretary or assistant secretary of such Loan Party;

     (xviii) an opinion of (a) (i) Weil, Gotshal & Manges LLP, and (ii) Arnall Golden Gregory LLP, counsel to the Loan Parties, (b) Stikeman Elliott LLP, counsel to the Canadian Guarantor, (c) Stewart McKelvey Stirling Scales, Nova Scotia counsel to the Canadian Guarantor, and (c) McConnell Valdes, Puerto Rican counsel to the Collateral Agent, each substantially in the form of Exhibit 5.01(d) and as to such other matters as the Agents may reasonably request;

     (xix) a certificate of an Authorized Officer of the Borrower, certifying as to the matters set forth in Section 5.01(b);

     (xx) a copy of the Financial Statements;

     (xxi) a copy of the financial projections described in Section 6.01(g)(ii) hereof;

     (xxii) a solvency certificate of the chief financial officer of the Borrower in the form of Exhibit S-1;

     (xxiii) evidence of the insurance coverage required by Section 7.01 and the terms of each Security Agreement, with such endorsements as to the named insureds or lender loss payees thereunder as the Agents may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days prior written notice to the Collateral Agent and each such named insured or loss payee;

     (xxiv) a certificate of an Authorized Officer of the Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowing, Letter of Credit Applications and all other notices under this Agreement and the other Loan Documents;

     (xxv) a landlord waiver, in form and substance satisfactory to the Agents and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to each of the following locations: 600 Galleria Parkway, Atlanta, GA 30339;

     (xxvi) the Loan Parties shall have received all material licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by the Loan Parties of the Exchange

Offer Transaction Documents and with the consummation of the transactions contemplated thereby;

     (xxvii) a certificate of an Authorized Officer of the Parent, certifying that attached thereto are complete and correct copies of the Exchange Offer Transaction Documents;

     (xxviii) such depository account, blocked account, lockbox account and similar agreements and other documents, each in form and substance satisfactory to the Agents, as the Agents may request with respect to the Borrower's cash management system; and

     (xxviii) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agents in form and substance, as the Agents may reasonably request.

     (e) Material Adverse Effect. The Agents shall have determined, in their sole judgment, that no event or development shall have occurred since December 31, 2005 which could reasonably be expected to result in a Material Adverse Effect.

     (f) Proceedings. No claim, action, suit, investigation, litigation or proceeding is pending or threatened in any court or before any Governmental Authority which relates to the transactions contemplated hereby or which could reasonably be expected to result in a Material Adverse Effect.

     (g)   Management   Reference   Checks.   The  Agents  shall  have  received
satisfactory reference checks for key management of each Loan Party.

     (h) Due  Diligence.  The  Agents  shall  have  completed  their  legal  due diligence with respect to each Loan Party and the results thereof shall be acceptable to the Agents, in their sole and absolute discretion. The
Administrative Agent shall have received a Field Survey and Audit, dated not earlier than 30 days prior to the Effective Date, and such Field Survey and Audit and the results thereof shall be acceptable to the Administrative Agent, in its sole and absolute discretion.

     (i) Availability. After giving effect to all Loans to be made on the Effective Date and the Letters of Credit to be issued on the Effective Date, the Availability shall not be less than $11,500,000 (calculated without regard to any reserves imposed by the Administrative Agent). The Borrower shall deliver to the Agents a certificate of the chief financial officer of the Borrower certifying as to the calculation of Availability.

     (j) Revolving Loans and Letters of Credit on Effective Date. The aggregate amount of all Revolving Loans to be made and Letters of Credit to be issued on the Effective Date shall not exceed $5,000,000.

     (k) Exchange Offer Transaction. The Agents shall have received evidence reasonably satisfactory to them, including a certificate of an Authorized Officer of the Parent certifying, that concurrent with the making of the initial Loans or Letter of Credit, the Parent will simultaneously consummate the exchange (the "Exchange Offer Transaction") of not less than $118,750,000 of the Existing Notes for (i) a ratable portion of up to $50,000,000 (as such principal amount may be increased by the amount of accrued interest on the Existing Notes that have been exchanged) of Senior Notes, (ii) a ratable portion of up to $60,000,000 of Senior Convertible Notes, and (iii) a ratable portion of the Series A Preferred Stock in accordance with the terms and conditions of the Exchange Offer Transaction Documents.

     Section 5.02 Conditions Precedent to All Loans and Letters of Credit. The obligation of any Agent or any Lender to make any Loan or of the Administrative Agent to assist the Borrower in establishing or opening any Letter of Credit is subject to the fulfillment of each of the following conditions precedent:

     (a) Representations and Warranties; No Event of Default. The following statements shall be true and correct, and the submission by the Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Loan, and the Borrower's acceptance of the proceeds of such Loan, or the submission by the Borrower of a Letter of Credit Application with respect to a Letter of Credit, and the issuance of such Letter of Credit, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Loan or the date of issuance of such Letter of Credit that: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered any Agent or any Lender pursuant hereto or thereto on or prior to the date of such Loan or such Letter of Credit are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such date as though made on and as of such date (except to the extent that any such representations or warranties expressly relate solely to an earlier date), and (ii) at the time of and after giving effect to the making of such Loan and the application of the proceeds thereof or at the time of issuance of such Letter of Credit, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made, or the issuance of such Letter of Credit to be issued, on such date.

     (b) Notices. The Administrative Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.02 hereof or (ii) a Letter of Credit Application pursuant to Section 3.03 hereof, as applicable.

     Section 5.03 Conditions Subsequent to All Loans. The Loan Parties agree to fulfill, on or before the date applicable thereto, each of the following conditions subsequent (the failure by the Loan Parties to so perform or cause to be performed any of the following to constitute an immediate Event of Default hereunder):

     (a) One or before the date that is 1 Business Days after the Effective Date, the Collateral Agent shall have received a Control Agreement, in form and substance satisfactory to the Agents, regarding the Borrower's securities account located at Merrill Lynch.

     (b) On or before the date that is 2 Business Days after the Effective Date, the Collateral Agent shall have received the opinion of Carey Olsen, Isle of Jersey counsel to the Collateral Agent, regarding the Meridian Pledge Agreement.

     (c) On or before the date that is 5 Business Days after the Effective Date, the Collateral Agent shall have received stock pledge agreement with respect to the Capital Stock of Profit Recovery Brasil Ltda., a company organized under the laws of Brazil (the "Brazilian Pledge Agreement"), which stock pledge agreement shall be in form and substance reasonably satisfactory to the Agents (including being governed by the laws of the jurisdiction of organization of Profit Recovery Brasil Ltda., a company organized under the laws of Brazil), together with (i) appropriate certificates and instruments of transfer with respect to such Capital Stock (to the extent such Capital Stock is certificated), and (ii) all other documentation, including one or more opinions of counsel reasonably satisfactory to the Agents, that is, in the opinion of the Agents, appropriate with respect to the execution and delivery of such stock pledge agreement.

     (d) On or before the date that is 5 Business Days after the Effective Date, the Collateral Agent shall have received (i) an account pledge agreement with respect to the Accounts Receivable and Deposit Account of the German Guarantor (the "German Security Agreement"), which account pledge agreement shall be in form and substance reasonably satisfactory to the Agents (including being governed by the laws of the jurisdiction of organization of the German Guarantor), (ii) a share pledge agreement with respect to the Capital Stock of the German Guarantor (the "German Pledge Agreement"), which share pledge agreement shall be in form and substance reasonably satisfactory to the Agents (including being governed by the laws of the jurisdiction of organization of the German Guarantor), together with appropriate certificates and instruments of transfer with respect to such Capital Stock (to the extent such Capital Stock is certificated), and (iii) all other documentation, including one or more opinions of counsel reasonably satisfactory to the Agents, that is, in the opinion of the Agents, appropriate with respect to the execution and delivery of such account pledge agreement and share pledge agreement.

     (e) On or before the date that is 10 Business Days after the Effective Date, the the Agents shall have received a Control Agreement for the Loan Parties' Deposit Account located at the Royal Bank of Canada, in form and substance reasonably satisfactory to the Agents.

     (f) On or before the date that is 30 days after the Effective Date, the Agents shall have received certified copies of the policies of insurance of the Parent and its Subsidiaries.

     (g) As soon as reasonably practicable, but in any event on or before the date that is 90 days after the Effective Date (or such longer period (not to exceed 180 days) as the Collateral Agent may reasonably agree), the Borrower and the Domestic Guarantors shall have (i) moved the Lockboxes and Collection Account from the Lockbox Bank listed on Schedule 8.01 to a financial institution acceptable to the Agents, (ii) established a cash management system reasonably satisfactory to Collateral Agent, (iii) delivered to the Agents an updated form of Schedule 6.01(v) and an updated form of Schedule 8.01, each in form and substance satisfactory to the Agents, which schedules, upon delivery to and approval by the Agent, shall, without any further action by any party hereto, update and replace Schedule 6.01(v) and Schedule 8.01, respectively, attached hereto, and (iv) delivered to the Agents such depository account, blocked account, lockbox account, or other similar agreements, each in form and substance satisfactory to the Agents, in respect of the Lockboxes and Collection Account at such new financial institution.

     (h) The Loan Parties shall have used commercially reasonable efforts to deliver to the Collateral Agent, on or before the date that is 90 days after the Effective Date, landlord waivers, in form and substance reasonably satisfactory to the Agents and which may be included as a provision contained in the relevant Lease, executed by the landlords for the Loan Parties' premises listed on
Schedule 5.03(b).

     (i) On or before the date that is 90 days after the Effective Date, the Canadian Guarantor shall deliver to the Collateral Agent the results of the Canadian statutory lien searches, which shall be satisfactory to Agents.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     Section 6.01 Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents, the Lenders and the L/C Issuer as follows:

     (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing (in each jurisdiction where to be so has legal significance) under the laws of the state or jurisdiction of its organization,
(ii) has all requisite power and authority to conduct its business as now conducted and as currently contemplated and, in the case of the Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except, in the case of jurisdictions of foreign qualification, where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, (iii) do not violate any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, except where any violation could not reasonably be expected to result in a Material Adverse Effect, (iv) do not and will not result in or require the creation of any Lien (other than Permitted Liens) upon or with respect to any of its properties, and (v) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except where any such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to result in a Material Adverse Effect.

     (c) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Loan Documents, and (iii) authorizations, approvals or actions the failure to obtain or perform individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (e) Subsidiaries. Schedule 6.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary of the Parent as of the Effective Date. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens, except nonconsensual Permitted Liens. Except as indicated on Section 6.01(e) as of the Effective Date, there are no outstanding equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.

     (f) Litigation; Commercial Tort Claims. Except as set forth in Schedule 6.01(f), (i) there is no pending or, to the knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) could reasonably be expected to result in a Material Adverse Effect or (B) as of the Effective Date, calls into question the validity or enforceability of, or otherwise seeks to invalidate, this Agreement or any other Loan Document, and (ii) except as set forth on Schedule 6.01(f), as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

     (g) Financial Condition.

     (i) The Financial Statements, copies of which have been delivered to each Agent and each Lender, fairly present, in all material respects, the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since December 31, 2005 no event or development has occurred that has had or could reasonably be expected to result in a Material Adverse Effect.

     (ii) The Parent has heretofore furnished to each Agent and each Lender (A) projected monthly balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the period from December 31, 2005, through December 31, 2006, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2006 through 2008, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(x). Such projections, as so updated, are believed by the Parent at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Parent, and have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent (it being understood that actual results may vary from such projections and that such variations may be material).

     (h) Compliance with Law, Etc. No Loan Party is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including any Material Contract) binding on or otherwise affecting it or any of its properties where such violation could reasonably be expected to result in a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing.

     (i) ERISA. Except as set forth on Schedule 6.01(i), (i) each Employee Plan is in substantial compliance with ERISA and the IRC, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct in all material respects and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status,
(iv) copies of each agreement entered into with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan have been delivered to the Agents, (v) no Employee Plan had an accumulated or waived funding deficiency or permitted decrease which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the IRC at any time during the previous 60 months, and (vi) no Lien imposed under the IRC or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the IRC. Except as set forth on Schedule 6.01(i), no Loan Party or any of its ERISA Affiliates has incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or is aware of any facts indicating that it or any of its ERISA Affiliates may in the future incur any such withdrawal liability. Except as set forth on Schedule 6.01(i), no Loan Party or any of its ERISA Affiliates nor any fiduciary of any Employee Plan has (A) engaged in a nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the IRC, (B) failed to pay any required installment or other payment required under Section 412 of the IRC on or before the due date for such required installment or payment, (C) engaged in a transaction within the meaning of
Section 4069 of ERISA or (D) incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid. Except as set forth on Schedule 6.01(i), there are no pending or, to the knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (1) any Employee Plan or its assets, (2) any fiduciary with respect to any Employee Plan, or (3) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan. Except as required by Section 4980B of the Internal Revenue Code or as set forth on
Schedule 6.01(i), no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or life insurance benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant's termination of employment.

     (j) Taxes, Etc. (i) All Federal (including the federal government of Canada) and all material state, provincial, and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and (ii) all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable have been paid, except (A) taxes, assessments or other governmental charges contested in good faith by proper proceedings which stay the enforcement of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, or (B) taxes, assessments or other governmental charges in an aggregate amount not to exceed $50,000.

     (k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     (l) [Intentionally Omitted]

     (m) [Intentionally Omitted]

     (n) Permits, Etc. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person, except to the extent such failure to obtain or noncompliance could not reasonably be expected to result in a Material Adverse Effect. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except to the extent such suspension, revocation, impairment, forfeiture or non-renewal could not reasonably be expected to result in a Material Adverse Effect.

     (o) Properties. (i) Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens and minor irregularities or deficiencies in title that, individually or in the aggregate, do not interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose. Except as could not reasonably be expected to result in a Material Adverse Effect, all such properties and assets are in good working order and condition, ordinary wear and tear excepted. Schedule 6.01(o) sets forth a complete and accurate list, as of the Effective Date, of the location, by state and street address, of all real property owned or leased by each Loan Party. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on
Schedule 6.01(o) to which it is a party.

     (ii) Schedule 6.01(o) sets forth as of the Effective Date with respect to each such Lease located in the United States, the commencement date and termination date. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect, except to the extent that the failure of such Lease to be valid and enforceable or in full force and effect could not reasonably be expected to result in a Material Adverse Change. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on
Schedule 6.01(o) or except to the extent that the failure to obtain any consent or approval of any landlord could not reasonably be expected to result in a Material Adverse Effect.

     (p) Full Disclosure. Each Loan Party has disclosed to the Agents all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information (other than to the extent comprised of projections and other forward looking statements) furnished by or on behalf of any Loan Party to the Agents in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not materially misleading as of the date such information is dated or certified; provided that, with respect to projected financial information and other forward looking statements, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that actual results may vary from such projections and forward looking statements and such variances may be material). As of the Effective Date, to the Borrower's knowledge there is no contingent liability or fact that could reasonably be expected to result in a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

     (q) [Intentionally Omitted].

     (r) Environmental Matters. Except as set forth on Schedule 6.01(r), (i) the operations of each Loan Party are in compliance in all material respects with all Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest whose liabilities the Borrower is legally responsible, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which could reasonably be expected to result in a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest whose liabilities the Borrower is legally responsible nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which could reasonably be expected to result in a Material Adverse Effect; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest which could reasonably be expected to result in a Material Adverse Effect; (v) no property now or formerly owned or occupied by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority the occurrence of any Release which is required to be so reported by any Environmental Laws which could reasonably be expected to result in a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party's failure to maintain or comply with could not reasonably be expected to result in a Material Adverse Effect; and
(viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as could not reasonably be expected to result in a Material Adverse Effect.

     (s) Insurance. Each Loan Party keeps its property adequately insured in accordance with the insurance requirements set forth in Section 7.01(h).
Schedule 6.01(s) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

     (t) Use of Proceeds. The proceeds of the Loans shall be used to (a) refinance existing Indebtedness of the Borrower owed under the Existing Credit Facility to the Existing Facility Lender and under the Existing Bridge Facility to the Existing Bridge Facility Lenders, (b) pay fees and expenses in connection with the transactions contemplated hereby and the Exchange Offer Transaction, and (c) fund working capital of the Borrower.

     (u) Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan and Letter of Credit, the Loan Parties taken as a whole on a consolidated basis are Solvent.

     (v) Location of Bank Accounts. Schedule 6.01(v) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

     (w) Intellectual Property. Except as set forth on Schedule 6.01(w), each Loan Party owns or licenses or otherwise has the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except, in each case, which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Set forth on Schedule 6.01(w) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of each Loan Party. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not reasonably be expected to result in, individually or in the aggregate, a Material Adverse
Effect. To the knowledge of each Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     (x) Material Contracts. Set forth on Schedule 6.01(x) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the knowledge of such Loan Party, all other parties thereto in accordance with its terms, except to the extent that failure of such Material Contract to be in full force and effect or binding upon and enforceable against the parties thereto could not reasonably be expected to result in a Material Adverse Effect, (ii) has not been otherwise amended or modified, except for amendments or modifications which could not reasonably be expected to result in a Material Adverse Effect, and (iii) is not in default due to the action of any Loan Party or, to the knowledge of any Loan Party, any other party thereto, except to the extent that any such default could not reasonably be expected to result in a Material Adverse Effect.

     (y) Holding Company and Investment Company Acts. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

     (z) Employee and Labor Matters. Except as could not, individually or in the aggregate, reasonably to be expected to result in a Material Adverse Effect, there is (i) no unfair labor practice complaint pending or, to the knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or (iii) to the knowledge of any Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party. No Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor

Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     (aa) [Intentionally Omitted]

     (bb) No Bankruptcy Filing. No board of directors of any Loan Party has taken any action to authorize the filing of a petition by it under any state, provincial, federal (including the federal government of Canada) or foreign bankruptcy or insolvency laws or the liquidation (except as expressly permitted by Section 7.02(c)) of all or a major portion of such Loan Party's assets or property.

     (cc) Separate Existence.

     (i) All customary formalities regarding the separate existence of the Parent on the one hand and each other Loan Party on the other hand have been at all times since its formation observed.

     (ii) The Parent has not at any time since its formation commingled its assets with those of any of its Affiliates or any other Person (other than the cash pooling account at Bank Mendes Gans). The Parent has at all times since its formation accurately maintained its own bank accounts (other than the cash pooling account at Bank Mendes Gans) and separate books of account.

     (iii) The Parent has at all times since its formation identified itself in all dealings with the public, under its own name and as a separate and distinct Person. The Parent has not at any time since its formation identified itself as being a division or a part of any other Person.

     (dd) Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN. Schedule 6.01(dd) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) each place of business of each Loan Party, (v) the chief executive office of each Loan Party and (vi) the federal employer identification number of each Loan Party (or, in the case of the Canadian Guarantor, the Canada Customs and Revenue Agency business number).

     (ee) [Intentionally Omitted]

     (ff) Locations of Collateral. There is no location at which any Loan Party has any Collateral other than (i) those locations listed on Schedule 6.01(ff) and (ii) any other locations approved in writing by the Agents from time to time or otherwise permitted under Section 7.01(l). Schedule 6.01(ff) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party is stored. None of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns.

     (gg) Security Interests. Each Security Agreement creates in favor of the Collateral Agent, for the benefit of the Agents and the Lenders, a legal, valid and enforceable security interest in the Collateral covered thereby (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally). Upon (i) the filing of the financing statements described in
Section 5.01(d)(v), (ii) the filings in the United States Patent and Trademark Office and United States Copyright Office, and (iii) taking of possession or control by the Collateral Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required herein or in the Security Agreement), such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests (subject to Permitted Liens), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens.

     (hh) [Intentionally Omitted].

     (ii) [Intentionally Omitted].

     (jj) Exchange Offer Transaction Documents. As of the Effective Date, the Borrower has delivered to the Agents a complete and correct copy of the material Exchange Offer Transaction Documents (including all schedules, exhibits, amendments, supplements, modifications, and assignments). As of the Effective Date, no Loan Party that is a party thereto is in default in the performance or compliance with any provisions thereof. The Exchange Offer Transaction Documents comply in all material respects with, and the Exchange Offer Transaction has been consummated in accordance with, in all material respects, all applicable laws. As of the Effective Date, the Exchange Offer Transaction Documents are in full force and effect and have not been terminated, rescinded or withdrawn. The execution, delivery and performance of the Exchange Offer Transaction Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in full force and effect. To the best of the Loan Parties' knowledge, as of the Effective Date, none of the representations or warranties of any other Person in any Exchange Offer Transaction Document are untrue.

     (kk) Canadian Withholdings and Remittances. Each applicable Loan Party has withheld from each payment made to any of their present or former employees, officers and directors, and to all persons who are non-residents of Canada for the purposes of the Income Tax Act (Canada) all material amounts required by law to be withheld, including all payroll deductions required to be withheld, and furthermore, remitted such withheld amounts within the prescribed periods to the appropriate Governmental Authority, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect. Each applicable Loan Party has remitted all material contributions required pursuant to the Canada Pension Plan (Canada), provincial pension plan contributions, workers compensation assessments, employment insurance premiums, employer health taxes, municipal real estate taxes and other taxes and obligations payable under the applicable law by it and has remitted such amounts to the proper Governmental Authority within the time required under the applicable law, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     (ll) Dissolved Subsidiaries. Each Dissolved Subsidiary has been legally dissolved. No Dissolved Subsidiary owns any material assets, has any material liabilities, or engages in any business activity.

     (mm) Inactive Subsidiaries. No Inactive Subsidiary owns any assets (other than assets of de minimis value), has any liabilities (other than de minimis liabilities), or engages in any business activity.

                                  ARTICLE VII

                          COVENANTS OF THE LOAN PARTIES

     Section 7.01 Affirmative Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) (other than unasserted contingent indemnification Obligations) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will and will cause each of its Subsidiaries to:

     (a) Reporting Requirements. Furnish to each Agent and each Lender:

     (i) as soon as available and in any event within 47 days (or 62 days if an extension has been obtained for the filing of an equivalent periodic report under Rule 12b-25 of the General Rules and Regulations under the Exchange Act) after the end of the first 3 fiscal quarters of each Fiscal Year of the Parent and its Subsidiaries, consolidated balance sheets, consolidated and consolidating statements of operations and consolidated statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements of the Parent and its Subsidiaries furnished to the Agents and the Lenders, subject to normal year-end audit adjustments and the absence of footnotes;

     (ii) as soon as available, and in any event within 45 days after the end of the last fiscal quarter of each Fiscal Year of the Parent and its Subsidiaries, internally prepared consolidated balance sheets and consolidating statements of operations as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations, of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to normal year-end audit adjustments and the absence of footnotes;

     (iii) as soon as available, and in any event within 90 days (or 105 days if an extension has been obtained for the filing of an equivalent periodic report under Rule 12b-25 of the General Rules and Regulations under the Exchange Act) after the end of each Fiscal Year of the Parent and its Subsidiaries, consolidated balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and reasonably satisfactory to the Agents (which opinion shall be without (A) a "going concern" or like qualification or exception (other than the "going concern" exception in the opinion delivered with the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended December 31, 2005), (B) any qualification or exception as to the scope of such audit, or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 7.03, together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their audit of such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default under Section 7.03 and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or such Default under Section 7.03, describing the nature thereof;

     (iv) as soon as available, and in any event within 30 days after the end of the first two fiscal months in each fiscal quarter of the Parent and its Subsidiaries, internally prepared consolidated balance sheets, consolidating statements of operations as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as at the end of such fiscal month and the results of operations of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agents and the Lenders, subject to normal year-end audit adjustments and the absence of footnotes;

     (v) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i), (ii), and (iii) of this
Section 7.01(a), a certificate of an Authorized Officer of the Parent (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculation of the financial covenants specified in Section 7.03;

     (vi) as soon as available and in any event within 15 days after the end of each fiscal month of the Parent and its Subsidiaries, reports in form and detail satisfactory to the Agents (A) listing all Accounts Receivable of the Borrower and the Domestic Guarantors in the United States, Canada, and the United Kingdom as of the end of such fiscal month, which shall include the amount and age of each Account Receivable, showing separately those which are more than 30, 60, 90 and 120 days old and a description of all Liens, set-offs, defenses and counterclaims with respect thereto, and such other information as any Agent may reasonably request, (B) setting forth the amount of the Collections from Accounts Receivable of the Borrower and the Domestic Guarantors during such fiscal month and during the 150 days immediately preceding the last day of such fiscal month, and (C) detailing the 6 month U.S. Retail Key Client WIP as of the end of such fiscal month;

     (vii) as soon as available and in any event within 15 days after the end of each fiscal month of the Parent and its Subsidiaries, a Borrowing Base Certificate certified by an Authorized Officer of the Borrower as being accurate and complete, current as of the close of business as of the end of such fiscal month, supported by schedules showing the derivation thereof and containing such detail and other information as any Agent may reasonably request from time to time, provided that (A) the Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agents to but not including the date on which a subsequent Borrowing Base Certificate is received by the Agents, unless any Agent disputes the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof or any other information contained therein by notice of such dispute to the Borrower, and (B) in the event of any dispute about the eligibility of any property included in the calculation of the Borrowing Base or the valuation thereof, such Agent's Permitted Discretion shall control or any other information contained therein;

     (viii) simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) and (ii) of this Section 7.01(a), reports in form and detail reasonably satisfactory to the Agents setting forth (A) the U.S. Retail Key Client Effective Fee Rate for such fiscal quarter, and (B) the U.S. Retail Key Client Claim Retention Rate for such fiscal quarter.

     (ix) as soon as available and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries, reports in form and detail reasonably satisfactory to the Agents and certified by an Authorized Officer of the Parent setting forth (A) the intercompany receivables of the Parent and its Subsidiaries, (B) accounts payable of the Borrower and the Domestic Guarantors as of the end of such fiscal month which shall include the amount and age of each account payable, and such other information as any Agent may reasonably request, and (C) the general ledger reconciliation for the United States;

     (x) no later than 30 days after the commencement of each Fiscal Year, financial projections, supplementing and superseding the financial projections for the period referred to in Section 6.01(g)(ii)(A), displayed on a month by month basis for such Fiscal Year for the Parent and its Subsidiaries, all such financial projections to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

     (xi) promptly after any Loan Party knows that it is being investigated by a Governmental Authority (other than routine inquiries), notice of such investigation and, thereafter, prompt reporting of any information relative to such investigation requested by either of the Agents; provided that if such Loan Party is prohibited under applicable law, rule, or regulation from disclosing such investigation to the Agents, then it shall not be obligated to provide such notice and reporting to the Agents;

     (xii) as soon as possible, and in any event within 3 Business Days of an Authorized Officer's knowledge of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to result in a Material Adverse Effect, the written statement of an Authorized Officer of the Parent setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

     (xiii) (A) as soon as possible and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that (1) any Reportable Event with respect to any Employee Plan has occurred, (2) any Termination Event with respect to any Employee Plan has occurred, or (3) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the IRC with respect to an Employee Plan, a statement of an Authorized Officer of the Borrower setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within 3 days after receipt thereof, or the obtaining of knowledge thereof, by any Authorized Officer of any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by any Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan (in the case of Multiemployer Plans, as soon as commercially reasonably possible, but in no event later than 30 days following such request), (D) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the IRC has not been made when due with respect to an Employee Plan, (E) promptly and in any event within 3 days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a

Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after any Loan Party or any ERISA Affiliate thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

     (xiv) promptly after the commencement thereof but in any event not later than 10 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Authorized Officer of any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which could reasonably be expected to result in a Material Adverse Effect;

     (xv) as soon as possible and in any event within 5 Business Days after execution, receipt or delivery thereof, (A) copies of any material notices that an Authorized Officer of any Loan Party executes or receives (or obtains knowledge of) in connection with any Material Contract, and (B) copies of any default notices with respect to the Parent's lease for the premises located at 600 Galleria Parkway, Atlanta, GA 30339;

     (xvi) promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

     (xvii) promptly upon receipt thereof, copies of any "final" management letters submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; and

     (xviii) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as any Agent may from time to time may reasonably request.

     (b) Additional Guaranties and Collateral Security. Cause:

     (i) each Subsidiary of any Loan Party (the "New Subsidiary") to execute and deliver to the Collateral Agent promptly and in any event within 20 days (or such longer period (which longer period shall not exceed 15 days) as the Collateral Agent is willing, in its Permitted Discretion, to accommodate from time to time) after the formation or acquisition thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, together with (x) if such New Subsidiary has any Domestic Subsidiaries, (I) certificates (if any) evidencing all of the Capital Stock of such Subsidiary owned by such New Subsidiary, (II) undated stock powers executed in blank, and (III) such opinions of counsel and such approving certificate of such Subsidiary as either Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (y) if such New Subsidiary has any first-tier Subsidiaries that are CFCs, (I) certificates (if any) evidencing all (or, 65% of the outstanding voting Capital Stock of such Subsidiary if pledging or hypothecating more than 65% of the total outstanding voting Capital Stock of such Subsidiary reasonably could be expected to result in material adverse tax consequences as determined by the Agents in consultation with the Loan Parties) of the outstanding voting Capital Stock of such Subsidiary, (II) undated stock powers executed in blank with signature guaranteed, and (III) such opinions of counsel and such approving certificate of such Subsidiary as either Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, (C) if such New Subsidiary has a fee interest in any real property that would constitute After Acquired Real Property if it were acquired by a Loan Party, one or more Mortgages creating on such real property a perfected, first priority Lien on such real property, a Title Insurance Policy covering such real property, a current ALTA survey of such real property and a surveyor's certificate, a Phase I Environmental Site Assessment with respect to such real property, certified to the Collateral Agent by a company reasonably satisfactory to the Collateral Agent, each in form and substance reasonably satisfactory to the Agents, together with such other agreements, instruments and documents as the either Agent may reasonably require whether comparable to the documents required under Section 7.01(o) or otherwise; provided that the Agents shall not require a Mortgage and other documents for any parcel of real property if the mortgage recording tax associated therewith is material (in the reasonable judgment of the Agents) in relation to the Current Value of such real property, and (D) such other agreements, instruments, approvals, legal opinions, or other documents reasonably requested by either Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement or Mortgage, or otherwise to effect the intent that such New Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such New Subsidiary shall become Collateral for the Obligations; provided that the foregoing Guaranty and Security Agreement shall not be required to be provided to the Collateral Agent with respect to any New Subsidiary of a Loan Party that is a CFC if providing such documents would result in material adverse tax consequences as determined by the Agents in consultation with the Loan Parties; and

     (ii) each Loan Party that is the owner of the Capital Stock of such New Subsidiary to execute and deliver promptly and in any event within 20 days (or such longer period (which longer period shall not exceed 15 days) as the Collateral Agent is willing, in its Permitted Discretion, to accommodate from time to time) after the formation or acquisition of such New Subsidiary a joinder to the Security Agreement (if it is not already a party thereto), together with (A) if such New Subsidiary is not a CFC or is a CFC and the pledge of 100% of the voting Capital Stock of such CFC would not result in material adverse tax consequences as determined by the Agents in consultation with the Loan Parties, (w) certificates (if any) evidencing all of the Capital Stock of such New Subsidiary, (x) undated stock powers or other appropriate instruments or assignment executed in blank with signature guaranteed, (y) such opinions of counsel and such approving certificate of such New Subsidiary as the Agents may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (z) such other agreements, instruments, approvals, legal opinions, or other documents, or (B) if such New Subsidiary is a CFC and the granting of a pledge of more than 65% of the voting Capital Stock of such CFC would result in material adverse tax consequences as determined by the Agents in consultation with the Loan Parties,
(w) certificates (if any) evidencing 65% of the outstanding voting Capital Stock of such New Subsidiary, (x) undated stock powers or other appropriate instruments or assignment executed in blank with signature guarantee, (y) such opinions of counsel and such approving certificate of such New Subsidiary as the Agents may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares, and (z) such other agreements, instruments, approvals, legal opinions, or other documents reasonably requested by either Agent.

     (c) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations, orders, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing) (except, in each case, to the extent that non-compliance could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect), such compliance to include (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies (other than those that are in de minimis amounts) imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all other lawful claims which if unpaid might become a Lien or charge upon any of its properties, except, in each case, (A) to the extent contested in good faith by proper proceedings which stay the enforcement of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, or (B) taxes, assessments and governmental charges or levies or any other such lawful claims in an aggregate amount not to exceed $50,000.

     (d)  Preservation  of Existence,  Etc. Other than as expressly set forth in
Section 7.02(c), maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except to the extent failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that nothing in this Section 7.01(d) shall prevent the withdrawal by the Parent or any Subsidiary of the Parent of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries, in all material respects, made to permit the preparation of financial statements in accordance with GAAP.

     (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of any Agent at any time and from time to time during normal business hours and, so long as no Default or Event of Default shall have occurred and be continuing, upon reasonable advance notice to the Borrower, at the expense of the Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals, Phase I Environmental Site Assessments (and, (i) if an Event of Default shall have occurred and be continuing and if requested by the Collateral Agent based upon the results of any such Phase I Environmental Site Assessment, or (ii) in the event a Governmental Authority so orders and the Borrower does not timely respond, a Phase II Environmental Site Assessment of any real property owned by the Borrower), field examinations, or enterprise valuations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives; provided that the Borrower shall be given the opportunity to be present in any discussions with the Borrower's independent accountants. The Borrower shall pay
(i) $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations, and field examinations, and (ii) the cost of all audits, appraisals and business valuations (including enterprise valuation appraisals) conducted by third party auditors or appraisers on behalf of the Agents; provided that so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall not be obligated to pay for more than 3 such audits and 1 such business or enterprise valuation in any Fiscal Year.

     (g) Maintenance of Properties, Etc. (i) Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and (ii) comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, in each case, except to the extent that failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; provided that nothing in this Section 7.01(g) shall prevent Permitted Dispositions or liquidations, dissolutions, consolidations, or mergers that are expressly permitted by, and effected in accordance with, Section 7.02(c).

     (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including comprehensive general liability, hazard, and business interruption insurance) with respect to its properties and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Collateral Agent. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Agents and the Lenders, as its interests may appear, in case of loss, under a standard non contributory "lender" or "secured party" clause and are to contain such other provisions as the Collateral Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

     (i) Obtaining of Permits, Etc. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     (j) Environmental. (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws; (iii) provide the Agents written notice within 10 Business Days after any Release of a Hazardous Material in excess of any reportable quantity under Environmental Laws from or onto property owned or operated by it or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) provide the Agents with written notice within 10 Business Days after the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any owned property of any Loan Party or any of its Subsidiaries; (B) commencement of an Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could reasonably be expected to result in a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agents and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) incurred by or asserted against such Person to the extent arising out of (A) the presence, disposal, release or threatened release of any Hazardous Materials on any property at any time owned or occupied by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials, (D) any violation of any Environmental Law or (E) any Environmental Action filed against any Agent or any Lender; provided that no Loan Party shall have any obligation under clause (v) to the extent that the condition arises out of or relates to the gross negligence or willful misconduct of any indemnified party or its agents or representatives or results in a violation of Environmental Laws or the presence or release of Hazardous Materials that first occur at a particular property after that property has been transferred to any indemnified party or their successors or assigns.

     (k) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Liens) any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Agent, each Lender and the L/C Issuer the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party
(A) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (B) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (C) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

     (l) Change in Collateral; Collateral Records. (i) Give the Agents not less than 10 days prior written notice of any change in the location of any material portion Collateral, other than to (or in-transit between) locations set forth on
Schedule 6.01(ff) and with respect to which the Collateral Agent has filed financing statements and otherwise fully perfected its Liens thereon, and (ii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to the Agents for the benefit of the Agents and the Lenders from time to time, solely for the Agents' convenience in maintaining a record of Collateral, such written statements and schedules as the Agents may reasonably request, designating, identifying or describing the Collateral.

     (m) Landlord Waivers; Collateral Access Agreements.

     (i) At any time any Collateral related to the Borrowing Base is located on any real property of the Borrower or any other Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by the Borrower or any other Loan Party, use commercially reasonable efforts to obtain written subordinations or waivers, in form and substance reasonably satisfactory to the Agents, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral located at such premises; provided, that in the event the Loan Parties are unable to obtain any such written subordination or waiver the Administrative Agent may, in its reasonable discretion, establish such reserves as it deems necessary with respect to any such Collateral; and

     (ii) Use commercially reasonable efforts to obtain written access agreements, in form and substance reasonably satisfactory to the Agents, providing access to Collateral related to the Borrowing Base located on any premises not owned by the Borrower or any other Loan Party in order to remove such Collateral or books and records from such premises during an Event of Default; provided, that in the event the Loan Parties are unable to obtain any such written access agreements, the Administrative Agent may, in its reasonable discretion, establish such reserves as it deems necessary with respect to any such Collateral.

     (n) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by any Loan Party to Parent or any of its Subsidiaries, to be subordinated in right of payment and security to the Indebtedness and other
Obligations owing to the Agents and the Lenders in accordance with a subordination agreement in form and substance satisfactory to the Agents.

     (o) After Acquired Property. Upon the acquisition by it or any of its Subsidiaries of any After Acquired Property, immediately so notify the Agents, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, the "Current Value"). The Collateral Agent shall notify such Loan Party whether it intends to require a Mortgage and the other documents referred to below. Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall as promptly as practicable furnish to the Collateral Agent the following, each in form and substance reasonably satisfactory to the Collateral
Agent: (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agents and the Lenders thereunder,
(iii) a Title Insurance Policy, (iv) a survey of such real property, certified to the Collateral Agent and to the issuer of the Title Insurance Policy by a licensed professional surveyor reasonably satisfactory to the Collateral Agent,
(v) Phase I Environmental Site Assessments with respect to such real property, certified to the Collateral Agent by a company reasonably satisfactory to the Collateral Agent, , and (vi) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. The Borrower shall pay all fees and expenses, including reasonable attorneys fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 7.01(o). Anything to the contrary contained herein notwithstanding, the Collateral Agent shall not require (A) a Mortgage on any leased real property, or (B) a Mortgage on any real property owned in fee if the mortgage recording tax associated therewith is material (in the reasonable judgment of the Agents) in relation to the Current Value

     (p) Fiscal Year. Cause the Fiscal Year of the Parent and its Subsidiaries to end on December 31st of each calendar year unless the Agents consent to a change in such fiscal year of Parent and its Subsidiaries (and appropriate related changes to this Agreement).

     (q) Meridian Subsidiaries. Cause (i) the UK Subsidiaries to make payments to Meridian in the amount of their excess cash flow (the "UK Excess Cash Flow Payments"), and (ii) Meridian to make payments to the Parent or its relevant Subsidiary in the amount of the UK Excess Cash Flow Payments until payment in full by Meridian and the UK Subsidiaries of all outstanding amounts under the Meridian Intercompany Payable. Upon payment in full of the Meridian Intercompany Payable, the Parent shall cause the UK Subsidiaries to deliver to the Collateral Agent (A) a pledge agreement, in form and substance reasonably satisfactory to the Agents, with respect to the Accounts Receivable of the UK Subsidiaries (other than the Accounts Receivable for auditing services performed by third party agents pursuant to associate agreements with the Parent), and (B) all other documentation that is, in the reasonable opinion of the Agents, appropriate for such pledge agreement.

     Section 7.02 Negative Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) (other than unasserted contingent indemnification Obligations) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not and shall not permit any of its Subsidiaries to:

     (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

     (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

     (c) Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that

     (i) the Parent and its Subsidiaries may enter into Permitted Mergers;

     (ii)  the  Parent   and  its   Subsidiaries   may  enter   into   Permitted
Reorganization Transactions; and

     (iii) the Parent and its Subsidiaries may make Permitted Dispositions.

     (d) Change in Nature of Business; Change in Independent Certified Public Accountant. Make, or permit any of its Subsidiaries to make, any change in the nature of its business described on Schedule 7.02(d) or acquire any properties or assets that are not reasonably related to the conduct of such business activities or ancillary thereto. Make any change in its independent certified public accountant without the prior written consent (which consent shall not be unreasonably withheld) of the Agents.

     (e) Loans, Advances, Investments, Etc. Make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in, or purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing (including any guarantee by such

Subsidiaries of the Parent's obligations under the Existing Notes, the Senior Notes, or the Senior Convertible Notes), except for: (i) investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, and (ii) Permitted Investments.

     (f) Lease Obligations. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee for the payment of rent for any real or personal property in connection with any sale and leaseback transaction.

     (g) [Intentionally Omitted]

     (h) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, or (iv) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management agreement to any Affiliate of any Loan Party or any Subsidiary of an Affiliate of a Loan Party; provided, however, that
(A) the Borrower may pay dividends or make loans or advances to the Parent (1) in amounts necessary to enable the Parent to pay customary expenses that it has incurred in the ordinary course of its business solely as a result of its ownership and operation of the Borrower and its Subsidiaries (including (x) salaries, bonuses, other benefits and related reasonable and customary expenses incurred by directors, officers, employees of the Parent, (y) reasonable and necessary expenses (including reasonable professional fees and expenses) incurred by the Parent to comply with reporting obligations under federal or state laws or under this Agreement or any of the other Loan Documents, and (z) indemnification claims made by the senior officers of the Parent to the extent permitted by Section 7.02(j)), (2) in amounts necessary to enable the Parent to pay taxes when due and owing solely as a result of its ownership of the Borrower and its Subsidiaries, and (3) in amounts necessary to enable the Parent to pay out-of-pocket legal, accounting, and filing costs and other expenses in the nature of overhead in the ordinary course of business, (B) any Subsidiary of the Parent (other than the Borrower) may pay dividends to its shareholders; provided that the proceeds of any dividends paid to the Parent shall be sent no later than the next Business Day after receipt thereof to the Borrower for deposit into the Collection Account, (C) the Parent may pay dividends in the form of common Capital Stock, and (D) common Capital Stock of the Parent may be issued upon the conversion of the Senior Convertible Notes in accordance with the Indenture for the 10% Senior Convertible Notes and the Series A Preferred Stock and the Series B Preferred Stock may be issued; provided further, however, that so long as no Event of Default has occurred and is continuing or would result therefrom, the Borrower may pay dividends or make loans and advances to the Parent in amounts necessary to (I) enable the Parent to pay the semi-annual interest payments that are due and payable in cash to the holders of the Senior Notes or the holders of the Senior Convertible Notes, and (II) enable the Parent to pay the interest payment that is due and payable to the holders of the Existing Notes on or about May 26, 2006; provided further, however, that so long as no Event of Default has occurred and is continuing and Availability after giving effect to such payment for the 13 week period immediately succeeding such payment is equal to or greater than $5,000,000 (it being understood and agreed that (a) the projections showing Availability after giving effect to such payment for the 13 week period immediately succeeding such payment shall be in form and satisfactory to the Agents, and (b) the Agents shall have the right to retain, at the Loan Parties' expense, a third party consultant to verify such projections), the Borrower may pay dividends or make loans and advances to the Parent in amounts necessary to enable the Parent to pay the aggregate outstanding principal amount of the Existing Notes to the holders thereof on the maturity date of such Existing Notes.

     (i) Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

     (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except (i) in the ordinary course of business and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof, (ii) transactions with another Loan Party, (iii) the payment of reasonable and customary fees and out-of-pocket expenses of the members of the board of directors or officers of the Parent or any of its Subsidiaries, (iv) reasonable and customary director, officer and employee compensation (including bonuses) and other benefits (including retirement, health, stock option, severance and other benefit plans) and, in the case of senior officers, indemnification arrangements approved in good faith by the board of directors of the Parent, (iv) employment and severance arrangements between the Parent and its Subsidiaries and their respective directors, officers and employees, to the extent approved in good faith by the board of directors of the Parent, and (v) transactions permitted by
Section 7.02(e) or (h).

     (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries,
(iii) to make loans or advances to any Loan Party or any of its  Subsidiaries or
(iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this
Section 7.02(k) shall prohibit or restrict compliance with:

     (A) this Agreement and the other Loan Documents;

     (B) the Indenture for the 11% Notes;

     (C) any agreements in effect on the date of this Agreement and described on
Schedule 7.02(k);

     (D) any applicable law, rule or regulation (including applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

     (E) in the case of clause (iv), any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is leased or licensed;

     (F) in the case of clause (iv), any agreement, instrument or other document evidencing a Permitted Lien that restricts, on customary terms, the transfer of any property or assets subject thereto;

     (G) encumbrances or restrictions imposed by any Permitted Refinancing that is otherwise permitted by the Loan Documents; provided that the encumbrances or restrictions in the Indebtedness as extended, refinanced or modified are not materially more restrictive than those that existed prior to such extension, refinancing, or modification;

     (H) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 7.02(c) pending consummation of such sale;

     (I) customary restrictions related to deposits or net worth imposed by suppliers or landlords under contracts entered into in the ordinary course of business; or

     (J) agreements evidencing Permitted Indebtedness incurred by a Subsidiary that is not a Loan Party.

     (l) Limitation on Issuance of Preferred Stock. Except for the issuance or sale of Permitted Preferred Stock by the Parent, issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of Prohibited Preferred Stock, any securities convertible into or exchangeable for Prohibited Preferred Stock or any warrants.

     (m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of the Indebtedness evidenced by the Existing Notes, the Senior Notes, or the Senior Convertible Notes if such amendment, modification or change (A) would alter Section 6.11 of the Indenture for the 10% Senior Convertible Notes or
Section 6.11 of the Indenture for the 11% Senior Convertible Notes, (B) would shorten the fixed maturity or increase the principal amount of, or increase the rate or shorten the time of payment of interest on, or increase the amount or shorten the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise or increases the amount of, or accelerate the time of payment of, any fees or other amounts payable in connection therewith, (C) relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject the Parent or any of its Subsidiaries to any more onerous or more restrictive provisions, or (D) otherwise adversely affects the interests of the Agents or Lenders under this Agreement or any other Loan Document in any material respect; (ii) amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) its or any of its Subsidiaries' Subordinated Debt or of any instrument or agreement (including any purchase agreement, indenture, loan agreement or security agreement) relating to any such Subordinated Debt if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Subordinated Debt, would increase the interest rate applicable to such Subordinated Debt, would change the subordination provisions of such Subordinated Debt, or would otherwise be adverse to the Lenders or the issuer of such Subordinated Debt in any material respect, (iii) except for the Obligations, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment, repurchase or other acquisition for value of any of its or its Subsidiaries' Indebtedness described in clauses (h) - (l) of the definition of "Permitted Indebtedness" (including by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such refunded, refinanced, replaced, or exchanged Indebtedness is otherwise expressly permitted by the definition of "Permitted Indebtedness"), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any such Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, (iv) except as permitted by Section 7.02(c), amend, modify or otherwise change its name, jurisdiction of organization, organizational identification number or FEIN, or (v) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (v) that either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its
Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

     (o) Compromise of Accounts Receivable. Compromise or adjust any Account Receivable (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so other than, provided no Default or Event of Default has occurred and is continuing, in the ordinary course of its business; provided, however, in no event shall any such discount, allowance or credit exceed $200,000 in the aggregate and no such extension of the time for payment extend beyond 60 days from the original due date thereof.

     (p) ERISA. (i) Engage, or permit any ERISA Affiliate to engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the IRC for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of Section 3(1) of ERISA which provides health or life insurance benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law;
(iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the IRC on or before the due date for such installment or other payment.

     (q) Environmental. Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries, except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

     (r) Certain Agreements. Agree to any material amendment or other material change to or material waiver of any of its rights under any Material Contract, in each case that could reasonably be expected to result in a Material Adverse Effect.

     (s) Canadian Employee Benefits. Incur any material liability or obligation under the Canadian Employee Benefit Laws or establish any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, program, policy or practice, formal or informal, with respect to their respective employees in Canada, that in any such case, is equivalent or substantially equivalent to a "defined benefit plan" (as defined in Section 3(35) of ERISA).

     (t) Inactive Subsidiaries. Permit any of the Inactive Subsidiaries to own any assets (other than assets with a de minimis value), incur any liabilities (other than de minimis liabilities), or engage in any business activity.

     Section 7.03 Financial Covenants. So long as any principal of or interest on any Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) (other than unasserted contingent indemnification Obligations) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not:

     (a) Leverage Ratio. Permit the ratio of Consolidated Senior Debt of the Parent and its Subsidiaries as of the last day of each period set forth below to TTM EBITDA of the Parent and its Subsidiaries for such period to be greater than the applicable ratio set forth opposite such period:

                  APPLICABLE PERIOD                    LEVERAGE RATIO
                  ------------------------------------ -------------------------
                  For the 12 month period              5.75:1.00
                  ending March 31, 2006
                  ------------------------------------ -------------------------
                  For the 12 month period              4.00:1.00
                  ending June 30, 2006
                  ------------------------------------ -------------------------
                  For the 12 month period              2.75:1.00
                  ending September 30, 2006
                  ------------------------------------ -------------------------
                  For the 12 month period              2.50:1.00
                  ending December 31, 2006
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending March 31, 2007
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending June 30, 2007
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending September 30, 2007
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending December 31, 2007
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending March 31, 2008
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending June 30, 2008
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending September 30, 2008
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending December 31, 2008
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending March 31, 2009
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending June 30, 2009
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending September 30, 2009
                  ------------------------------------ -------------------------
                  For the 12 month period              2.00:1.00
                  ending December 31, 2009
                  ------------------------------------ -------------------------

     (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries for the period set forth below to be less than the applicable ratio set forth opposite such period:

                APPLICABLE PERIOD                   FIXED CHARGE COVERAGE RATIO
                ----------------------------------- ---------------------------
                For the 3 month period              1.20:1.00
                ending June 30, 2006
                ----------------------------------- ---------------------------
                For the 6 month period              1.30:1.00
                ending September 30, 2006
                ----------------------------------- ---------------------------

                For the 9 month period              1.70:1.00
                ending December 31, 2006
                ----------------------------------- ---------------------------
                For the 12 month period             1.60:1.00
                ending March 31, 2007
                ----------------------------------- ---------------------------
                For the 12 month period             1.90:1.00
                ending June 30, 2007
                ----------------------------------- ---------------------------
                For the 12 month period             2.20:1.00
                ending September 30, 2007
                ----------------------------------- ---------------------------
                For the 12 month period             2.30:1.00
                ending December 31, 2007
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending March 31, 2008
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending June 30, 2008
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending September 30, 2008
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending December 31, 2008
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending March 31, 2009
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending June 30, 2009
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending September 30, 2009
                ----------------------------------- ---------------------------
                For the 12 month period             2.40:1.00
                ending December 31, 2009
                ----------------------------------- ---------------------------

     (c) Consolidated EBITDA. Permit Consolidated EBITDA of the Parent and its Subsidiaries for the period set forth below to be less than the applicable amount set forth opposite such period:

                  APPLICABLE PERIOD                     CONSOLIDATED EBITDA
                  ------------------------------------- ------------------------
                  For the 3 month period                 $1,226,000
                  ending March 31, 2006
                  ------------------------------------- ------------------------
                  For the 6 month period                $3,917,000
                  ending June 30, 2006
                  ------------------------------------- ------------------------
                  For the 9 month period                $7,540,000
                  ending September 30, 2006
                  ------------------------------------- ------------------------
                  For the 12 month period               $14,045,000
                  ending December 31, 2006
                  ------------------------------------- ------------------------
                  For the 12 month period               $15,957,000
                  ending March 31, 2007
                  ------------------------------------- ------------------------

                  For the 12 month period               $18,525,000
                  ending June 30, 2007
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,909,000
                  ending September 30, 2007
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,020,000
                  ending December 31, 2007
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending March 31, 2008
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending June 30, 2008
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending September 30, 2008
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending December 31, 2008
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending March 31, 2009
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending June 30, 2009
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending September 30, 2009
                  ------------------------------------- ------------------------
                  For the 12 month period               $20,036,000
                  ending December 31, 2009
                  ------------------------------------- ------------------------

     (d) Capital Expenditures. Make Capital Expenditures in any Fiscal Year in excess of the amount set forth in the following table for the applicable period:

Fiscal Year 2006                     $6,000,000
------------------------------------ ------------------------------------------
Fiscal Year 2007                     $6,000,000
------------------------------------ ------------------------------------------
Fiscal Year 2008                     $6,000,000
------------------------------------ ------------------------------------------
Fiscal Year 2009                     $6,000,000
------------------------------------ ------------------------------------------
Fiscal Year 2010                     $6,000,000
------------------------------------ ------------------------------------------

                                  ARTICLE VIII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

     Section 8.01 Collection of Accounts Receivable; Management of Collateral.

     (a) On or prior to the Effective Date, the Borrower and the Domestic Guarantors shall assist the Administrative Agent in (i) establishing, and, during the term of this Agreement, maintaining one or more lockboxes identified on Schedule 8.01 hereto (collectively, the "Lockboxes") with the financial institutions set forth on Schedule 8.01 hereto or such other financial institutions selected by the Borrower and approved by the Administrative Agent (which approval shall not be unreasonably withheld) (each being referred to as a "Lockbox Bank"), and (ii) establishing, and during the term of this Agreement, maintaining an account (the "Collection Account") with each Lockbox Bank as set forth on Schedule 8.01. The Borrower and the Domestic Guarantors shall irrevocably instruct their Account Debtors, with respect to Accounts Receivable of the Borrower and the Domestic Guarantors, to remit all payments to be made by checks or other drafts to the Lockboxes and to remit all payments to be made by wire transfer or by Automated Clearing House, Inc. payment as directed by the Administrative Agent and shall instruct each Lockbox Bank to deposit all amounts received in its Lockbox to the Collection Account at such Lockbox Bank on the day received or, if such day is not a Business Day, on the next succeeding Business Day. Until the Administrative Agent has advised the Borrower to the contrary after the occurrence and during the continuance of an Event of Default, the Borrower and the Domestic Guarantors may and will enforce, collect and receive all amounts owing on the Accounts Receivable of the Borrower and such Domestic Guarantors for the Administrative Agent's benefit and on the Administrative Agent's behalf, but at the Borrower's expense; such privilege shall terminate, at the election of any Agent, upon the occurrence and during the continuance of an Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by the Borrower or any Domestic Guarantor from any Account Debtor, as proceeds from Accounts Receivable of the Borrower or such Domestic Guarantor, or as proceeds of any other Collateral, shall be held by the Borrower or such Domestic Guarantor in trust for the Agents and the Lenders and upon receipt be deposited by the Borrower or such Domestic Guarantor in original form and no later than the next Business Day after receipt thereof into a Collection Account. Neither the Borrower nor any Domestic Guarantor shall commingle such collections with the Borrower's or such Domestic Guarantor's (as the case may be) own funds or the funds of any Subsidiary or Affiliate of the Borrower or such Domestic Guarantor (as the case may be) or with the proceeds of any assets not included in the Collateral, in each case other than with respect to the funds sent to the Borrower pursuant to Section 8.01(b) and other than the funds in the Deposit Accounts of the Borrower that will perform the cash management functions currently performed by Bank Mendes Gans. All funds received in the Collection Account shall be sent by wire transfer or Automated Clearing House, Inc. payment to the Payment Office to be credited to the Administrative Agent's Account for application at the end of each Business Day to reduce the then principal balance of the Revolving Loans, conditional upon final payment to the Administrative Agent. No checks, drafts or other instruments received by the Administrative Agent shall constitute final payment to the Administrative Agent unless and until such checks, drafts or instruments have actually been collected.

     (b) All funds (other the proceeds of dividends, loans, or advances that are permitted to be made by the Borrower to the Parent pursuant to the express provisions of Section 7.02(h)), received by the Parent in its Deposit Account at Bank Mendes Gans shall be sent no later than the next Business Day after receipt thereof to the Borrower for deposit into the Collection Account. On or before the date that is 90 days after the Effective Date (or such longer period as the Collateral Agent shall reasonably agree), the Parent shall have closed its Deposit Account at Bank Mendes Gans and shall have transferred all cash management functions performed by Bank Mendes Gans to one or more Deposit Accounts of the Borrower that are subject to Control Agreements in favor of the Collateral Agent.

     (c) After the occurrence and during the continuance of an Event of Default, the Collateral Agent may, and at the request of the Administrative Agent or the Required Lenders, the Collateral Agent shall, send a notice of assignment or notice of the Lenders' security interest to any and all Account Debtors and, thereafter, the Collateral Agent shall have the sole right to collect the Accounts Receivable and payment intangibles of the Borrower and the Domestic Guarantors or take possession of the Collateral and the books and records relating thereto. After the occurrence and during the continuation of an Event of Default, the Borrower and the Domestic Guarantors shall not, without prior written consent of the Agents, grant any extension of time of payment of any Account Receivable or payment intangible, compromise or settle any Account Receivable or payment intangible for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon.

     (d) The Borrower and each Domestic Guarantor hereby appoints each Agent or its designee on behalf of such Agent as the Borrower's and such Domestic Guarantor's attorney-in-fact provided that each Agent agrees not to exercise such power except upon the occurrence and during the continuance of an Event of Default to (i) endorse the Borrower's or such Domestic Guarantor's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable or payment intangibles of the Borrower or such Domestic Guarantor, (ii) sign the Borrower's or such Domestic Guarantor's name on any invoice or bill of lading relating to any of the Accounts Receivable or payment intangibles of the Borrower or such Domestic Guarantor, drafts against Account Debtors with respect to Accounts Receivable or payment intangibles of the Borrower or such Domestic Guarantor, assignments and verifications of Accounts Receivable or payment intangibles and notices to Account Debtors with respect to Accounts Receivable or payment intangibles of the Borrower or such Domestic Guarantor, (iii) send verification of Accounts Receivable of the Borrower or such Domestic Guarantor, and (iv) notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrower or such Domestic Guarantor to such address as such Agent may designate and to do all other acts and things necessary to carry out this Agreement; provided that such Agent or designees shall use reasonable efforts to simultaneously provide a copy of such notification to the Borrower or such Domestic Guarantor (it being understood that failure of such Agent or designee to provide such notice to the Borrower shall not result in liability to such Agent or designee hereunder). All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and other Obligations under the Loan Documents are paid in full and all of the Commitments are terminated.

     (e) Nothing herein contained shall be construed to constitute any Agent as agent of the Borrower or any Domestic Guarantor for any purpose whatsoever, and the Agents shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts of omission or commission constituting gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction). The Agents shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable of the

Borrower or the Domestic Guarantors or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction). The Agents, by anything herein or in any assignment or otherwise, do not assume any of the obligations under any contract or agreement assigned to any Agent and shall not be responsible in any way for the performance by the Borrower or any Domestic Guarantor of any of the terms and conditions thereof.

     (f) If any Account Receivable of the Borrower or any Domestic Guarantor includes a charge for any tax payable to any Governmental Authority, each Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Borrower's account and to charge the Borrower therefor. The Borrower and the Domestic Guarantors shall notify the Agents if any Account Receivable of the Borrower or the Domestic Guarantors includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agents shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

     (g) Notwithstanding any other terms set forth in the Loan Documents, the rights and remedies of the Agents and the Lenders herein provided, and the obligations of the Loan Parties set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Loan Document or as provided by law.

     Section 8.02 Accounts Receivable Documentation. The Borrower and the Domestic Guarantors will at such intervals as the Administrative Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Administrative Agent and furnish such further schedules or information as the Administrative Agent may reasonably request relating to the Accounts Receivable, including sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Borrower and the Domestic Guarantors shall notify the Administrative Agent of any non compliance in respect of the representations, warranties and covenants contained in Section 8.03. The items to be provided under this Section
8.02 are to be in form reasonably satisfactory to the Administrative Agent and are to be executed and delivered to the Administrative Agent from time to time solely for their convenience in maintaining records of the Collateral. The Borrower's or any Domestic Guarantor's failure to give any of such items to the Administrative Agent shall not affect, terminate, modify or otherwise limit the Collateral Agent's Lien on the Collateral. Neither the Borrower nor any Domestic Guarantor shall re-date any invoice or sale or make sales on extended dating beyond that customary in the Borrower's or such Domestic Guarantor's industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Administrative Agent and providing the Administrative Agent with a copy of such re-billing, identifying the same as such. If the Borrower or any Domestic Guarantor becomes aware of anything materially detrimental to any of the Borrower's or any Domestic Guarantor's customers' credit, the Borrower or such Domestic Guarantor will promptly advise the Administrative Agent thereof.

     Section 8.03 Status of Accounts Receivable. With respect to Accounts Receivable of any Loan Party at the time the Accounts Receivable becomes subject to the Collateral Agent's Lien, each Loan Party covenants, represents and warrants: (a) such Loan Party shall be the sole owner, free and clear of all Liens (except for the Liens granted in the favor of the Collateral Agent for the benefit of the Agents and the Lenders and Permitted Liens); (b) unless otherwise indicated in writing to the Administrative Agent, each Account Receivable identified by Borrower as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent shall be a good and valid account representing a bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto; (c) no Eligible Account Receivable identified by the Borrower or a Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Loan Party's business and as otherwise disclosed to the Agents; (d) none of the transactions underlying or giving rise to any Account Receivable identified by the Borrower or a Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Loan Party at or before the time any Account Receivable identified by the Borrower or a Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent is created; (f) all agreements, instruments and other documents relating to any Account Receivable identified by the Borrower or a Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent shall be true and correct in all material respects and in all material respects what they purport to be; (g) to such Loan Party's knowledge, all signatures and endorsements that appear on all material agreements, instruments and other documents relating to any Account Receivable identified by the Borrower or a Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) such Loan Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agents shall reasonably require; (i) such Loan Party shall promptly (and in any event within 5 Business Days) notify the Agents if any Account Receivable identified by the Borrower or any Domestic Guarantor as an Eligible Account Receivable in a Borrowing Base report submitted to either Agent arises out of contracts with any Governmental Authority, and will execute any instruments and take any steps required by the Agents in order that all monies due or to become due under any such contract shall be assigned to the Collateral Agent and notice thereof given to such Governmental Authority under the Federal Assignment of Claims Act or any similar state or local law; (j) such Loan Party will, immediately upon learning thereof, report to the Agents any material loss or destruction of, or substantial damage to, any of the Collateral, and any demand, notice, document or other information received by it that question or calls into doubt the validity, enforceability or collectability of any of the Eligible Accounts Receivable; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Collateral Agent for the benefit of the Agents and the Lenders as additional Collateral; (l) such Loan Party shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; and (m) such Loan Party is not and shall not be entitled to pledge any Agent's or any Lender's credit on any purchases or for any purpose whatsoever.

     Section 8.04 Collateral Custodian. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may, and at the request of the Administrative Agent or the Required Lenders, the Collateral Agent shall, at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Collateral Agent who shall have full authority to do all acts necessary to protect the Agents' and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent by reason of the employment of the custodian shall be the responsibility of the Borrower and charged to the Loan Account in accordance with Section 4.02(a).

                                   ARTICLE IX

                                EVENTS OF DEFAULT

     Section 9.01 Events of Default. If any of the following Events of Default shall occur and be continuing:

     (a) the Borrower shall fail to pay (i) any principal of any Loan when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) any interest on any Loan, any Collateral Agent Advance, any Reimbursement Obligation, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

     (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to any Agent, any Lender or the L/C Issuer pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

     (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Section 7.01(a), Sections 7.02(a) - (m), Section 7.02(o),
Section 7.02(r), Section 7.03, Section 8.01(a), or Section 8.01(b);

     (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b), and (c), of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 20 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party;

     (e) the Parent or any of its Subsidiaries shall fail to pay any principal of or interest or premium on any of its Indebtedness (excluding the Obligations) to the extent that the aggregate principal amount of all such Indebtedness exceeds $1,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

     (f) the Parent or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

     (g) any proceeding shall be instituted against the Parent or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

     (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

     (i) any Security Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Agents and the Lenders on any Collateral purported to be covered thereby (other than Collateral with an aggregate fair market value not in excess of $500,000);

     (j) any bank at which any deposit account, blocked account, or lockbox account of any Loan Party is maintained shall fail to comply with any of the terms of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Loan Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party, and such Loan Party fails to move the funds in such deposit account, blocked account, or lockbox account or the investment property in control of such securities intermediary, commodity intermediary or other financial institution (as the case may be) as soon as possible (but in no event later than 30 days) after the date that any Agent or any Lender informs such Loan Party of such failure to comply;

     (k) one or more judgments, awards, or orders (or any settlement of any claim that, if breached, could result in a judgment, order, or award) for the payment of money exceeding $1,000,000 in the aggregate shall be rendered against Parent or any of its Subsidiaries and remain unsatisfied, or the Parent or any of its Subsidiaries shall agree to the settlement of any one or more pending or threatened actions, suits, or proceedings affecting any Loan Party before any court or other Governmental Authority or any arbitrator or mediator, providing for the payment of money exceeding $1,000,000 in the aggregate, and in the case of any such judgment, order, award or settlement either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment, order, award or settlement shall not give rise to an Event of Default under this subsection if and for so long as (A) the amount of such judgment, order, award or settlement is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment, order, award or settlement;

     (l) the Parent or any of its Subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of the business of the Loan Parties taken as a whole for more than 30 consecutive days;

     (m) any cessation of a substantial part of the business of any Loan Party for a period of more than 30 consecutive days which materially and adversely affects the ability of any Loan Party to continue its business on a profitable basis;

     (n) the indictment of the Parent or any of its Subsidiaries under any criminal statute, or commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person, in each case, that could reasonably be expected to result in a Material Adverse Effect;

     (o) any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Loan Party or any of its ERISA

Affiliates incurs a withdrawal liability in an annual amount exceeding $1,000,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof any Loan Party's or any of its ERISA Affiliates' annual contribution requirements with respect to such Multiemployer Plan increases in an annual amount exceeding $1,000,000;

     (p) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by any Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $1,000,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the IRC, the
liability is in excess of such amount);

     (q) the Parent or any of its Subsidiaries shall be liable for any Environmental Liabilities and Costs the payment of which could reasonably be expected to result in a Material Adverse Effect; or

     (r) a Change of Control shall have occurred;

then, and in any such event, the Collateral Agent may, and shall at the request of the Required Lenders, by notice to the Borrower, (i) terminate or reduce all Commitments, whereupon all Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Loans and Reimbursement Obligations then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of all Loans and Reimbursement Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party, and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Commitments shall automatically terminate and all Loans and Reimbursement Obligations then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Upon demand by the Administrative Agent after the occurrence and during the continuation of any Event of Default, the Borrower shall deposit with the Administrative Agent with respect to each Letter of Credit then outstanding cash in an amount equal to 105% of the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Administrative Agent in the Letter of Credit Collateral Account as security for, and to provide for the payment of, the Letter of Credit Obligations.

                                   ARTICLE X

                                     AGENTS

     Section 10.01 Appointment. Each Lender (and each subsequent maker of any Loan by its making thereof) hereby irrevocably appoints and authorizes the Administrative Agent and the Collateral Agent to perform the duties of each such Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and, subject to Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by such Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agents shall not have any liability to the Lenders for any Agent's inadvertent failure to distribute any such notices or agreements to the Lenders; (iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Loans and Agent Advances, for such Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 10.03 of this Agreement, to take such action as such Agent deems appropriate on its behalf to administer the Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including enforcement or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all makers of Loans; provided, however, that the L/C Issuer shall not be required to refuse to honor a drawing under any Letter of Credit and the Agents shall not be required to take any action which, in the reasonable opinion of any Agent, exposes such Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

     Section 10.02 Nature of Duties. The Agents shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agents shall be mechanical and administrative in nature. The Agents shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agents any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agents shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the initial Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, each Agent shall provide to such Lender any documents or reports delivered to such Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If any Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Lender. Each Agent shall promptly notify each Lender any time that the Required Lenders have instructed such Agent to act or refrain from acting pursuant hereto.

     Section 10.03 Rights, Exculpation, Etc. The Agents and their directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agents (i) may treat the payee of any Loan as the owner thereof until the Collateral Agent receives written notice of the assignment or transfer thereof, pursuant to Section 12.07 hereof, signed by such payee and in form satisfactory to the Collateral Agent; (ii) may consult with legal counsel (including counsel to any Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The provisions of this Section 10.03 are subject to, and shall not limit in any respect, the provisions of Section 12.07. The Agents shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agents may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

     Section 10.04 Reliance. Each Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

     Section 10.05 Indemnification. To the extent that any Agent or the L/C Issuer is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify such Agent and the L/C Issuer from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent or the L/C Issuer in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent or the L/C Issuer under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from such Agent's or the L/C Issuer's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Loans and the termination of this Agreement.

     Section 10.06 Agents Individually. With respect to its Pro Rata Share of the Total Commitment hereunder and the Loans made by it, each Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of a Loan. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity as a Lender or one of the Required Lenders. Each Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

     Section 10.07 Successor Agent.

     (a) Each Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least 30 Business Days prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

     (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent which successor Agent shall, so long as no Event of Default shall have occurred and be continuing, be reasonably acceptable to the Borrower (which consent shall not be unreasonably withheld, delayed, or conditioned). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation hereunder as an Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Loan Documents.

     (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, with the consent (which consent shall not be unreasonably withheld, delayed, or conditioned) of the other Agent shall then appoint a successor Agent who shall serve as an Agent until such time, if any, as the Required Lenders, with the consent of the other Agent, appoint a successor Agent as provided above.

     Section 10.08 Collateral Matters.

     (a) Either Agent may from time to time make such disbursements and advances ("Agent Advances") which such Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loans, reimbursement obligations with respect to the Letters of Credit, and other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 12.04; provided, however, that (i) the Agents shall not make any Agent Advance that would cause the aggregate principal amount of all Agent Advances outstanding at such time to exceed the lesser of (A) $2,000,000, and (B) an amount equal to 10% of the Borrowing Base then in effect, without the prior consent of the Required Lenders, (ii) the Administrative Agent shall not make any Agent Advance that would cause the aggregate principal amount of all Agent Advances made by the Administrative Agent outstanding at such time to exceed the lesser of (A) $1,000,000, and (B) an amount equal to 5% of the Borrowing Base then in effect, without the prior consent of the Collateral Agent, (iii) the Collateral Agent shall not make any Agent Advance that would cause the aggregate principal amount of all Agent Advances made by the Collateral Agent outstanding at such time to exceed the lesser of (A) $1,000,000, and (B) an amount equal to 5% of the Borrowing Base then in effect, without the prior consent of the Administrative Agent. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.02. The Agent making such Agent Advance shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance.

     (b) The Administrative Agent shall not make any Revolving Loans or provide any Letters of Credit or Letter of Credit Guaranties to the Borrower intentionally and with actual knowledge that such Revolving Loans, Letters of Credit, or Letter of Credit Guaranties (as the case may be) would cause the aggregate amount of the total outstanding Revolving Loans and Letter of Credit Obligations to exceed the Borrowing Base, without the prior consent of all Lenders, except that the Administrative Agent may make such additional Revolving Loans or provide such additional Letters of Credit or Letter of Credit Guaranties, intentionally and with actual knowledge that such Revolving Loans, Letters of Credit, or Letter of Credit Guaranties (as the case may be) will cause the total outstanding Revolving Loans and Letter of Credit Obligations to exceed the Borrowing Base, as the Administrative Agent may deem necessary or advisable in its discretion; provided, however: (i) the total principal amount of the additional Revolving Loans, Letters of Credit, or Letter of Credit Guaranties (as the case may be) which the Administrative Agent may make or provide after obtaining such actual knowledge that the aggregate principal amount of the Revolving Loans and Letter of Credit Obligations equal or exceed the Borrowing Base shall not (A) exceed, when taken together with Agent Advances made by the Administrative Agent, the lesser of (x) $1,000,000, and (y) an amount equal to 5% of the Borrowing Base, and (B) cause the total principal amount of the Revolving Loans and Letter of Credit Obligations to exceed the Total Revolving Credit Commitment, and (ii) no such additional Revolving Loans, Letters of Credit, or Letter of Credit Guaranties (as the case may be) shall be outstanding more than ninety (90) days from the date such additional Revolving Loan, Letter of Credit, or Letter of Credit Guaranty was made or issued (as the case may be), except as the Required Lenders may otherwise agree. Without limiting its obligations under Section 10.05, each Revolving Loan Lender agrees that it shall make available to the Administrative Agent, upon the Administrative Agent's demand, in Dollars in immediately available funds, an amount equal to such Revolving Lender's Pro Rata Share of each such Revolving Loan or obligation of the Administrative Agent in respect of each such Letter of Credit or Letter of Credit Guaranty (as the case may be). If such funds are not made available to the Administrative Agent by such Revolving Loan Lender, the Administrative Agent shall be entitled to recover such funds on demand from such Revolving Loan Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for 3 Business Days and thereafter at the Reference Rate. For the avoidance of doubt, it is understood that, subject to the limitation set forth in clause (i)(A) above, this Section 10.08(b) shall not restrict the Administrative Agent's ability to make Agent Advances.

     (c) The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon termination of the Total Commitment and payment in full in cash of all Obligations; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Collateral Agent at any time, the Lenders will confirm in writing the Collateral Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(c).

     (d) Without in any manner limiting the Collateral Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(c)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 10.08(c). Upon receipt by the Collateral Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Collateral Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Agents and the Lenders upon such Collateral; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent's opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

     (e) The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent's own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

     Section 10.09 Agency for Perfection. Each Lender hereby appoints each Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession or control of any such Collateral for the benefit of the Collateral Agent as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent's request therefor shall deliver possession or control of such Collateral to the Collateral Agent or in accordance with the Collateral Agent's instructions. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

                                   ARTICLE XI

                                    GUARANTY

     Section 11.01 Guaranty. Each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including all interest that accrues after the commencement of any Insolvency Proceeding irrespective of whether a claim therefor is allowed in such case or proceeding), fees, expenses or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses of one primary counsel and any local counsel for the Collateral Agent and one primary counsel and any local counsel for the Administrative Agent) incurred by the Agents, the Lenders and the L/C Issuer (or any of them) in enforcing any rights under the guaranty set forth in this Article. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agents, the Lenders and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Loan Party.

     Section 11.02 Guaranty Absolute. Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders or the L/C Issuer with respect thereto. Each Guarantor agrees that this Article constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this Article are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article shall be irrevocable, absolute and unconditional irrespective of, and, to the extent permitted by law, each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) the  existence of any claim,  set-off,  defense or other right that any
Guarantor  may  have  at  any  time  against  any  Person,  including,   without
limitation, any Agent, any Lender or the L/C Issuer;

     (e) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

     (f) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Agents, the Lenders or the L/C Issuer that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

     This Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agents, the Lenders, the L/C Issuer or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     Section 11.03 Waiver. To the extent permitted by law, each Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article and any requirement that the Agents, the Lenders or the L/C Issuer exhaust any right or take any action against any Loan Party or any other Person or any Collateral,
(iii) any right to compel or direct any Agent, any Lender or the L/C Issuer to seek payment or recovery of any amounts owed under this Article from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Agent, any Lender or the L/C Issuer protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Agents, the Lenders and the L/C Issuer shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. To the extent permitted by law, each Guarantor hereby waives any right to revoke this Article, and acknowledges that this Article is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     Section 11.04 Continuing Guaranty; Assignments. This Article is a continuing guaranty and shall (a) remain in full force and effect until the later of (i) the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article and (ii) the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agents, the Lenders and the L/C Issuer and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including all or any portion of its Commitments, its Loans, the Reimbursement Obligations and the Letter of Credit Obligations owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

     Section 11.05 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents and the Lenders against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agents and the Lenders and shall forthwith be paid to the Agents and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article thereafter arising. If (i) any Guarantor shall make payment to the Agents and the Lenders of all or any part of the Guaranteed Obligations,
(ii) all of the Guaranteed Obligations and all other amounts payable under this Article shall be paid in full in cash and (iii) all Commitments have been terminated, the Agents and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 11.06 German Guarantor.

     (a) Each Agent and each Lender agrees to restrict the enforcement of any guarantee or indemnity granted by a Guarantor which is organized under the laws of Germany and constituted in the form of a German limited liability company "Gesellschaft mit beschrankter Haftung - GmbH" (each, a "Relevant German Guarantor") only if and only to the extent (sofern und soweit) that (i) such guarantee or indemnity secures the liabilities of an Affiliate other than the liabilities of any Subsidiary of a Relevant German Guarantor and - for the avoidance of doubt - the liabilities of such Relevant German Guarantor and (ii) the payment under such guarantee or indemnity towards the secured obligation would otherwise cause the Relevant German Guarantor's net assets, taking into account good will and other hidden reserves in its assets, to fall not only temporarily below its registered share capital "Stammkapital". For the purposes of the calculation of any sums to be enforced, loans or other liabilities incurred in violation of the provisions of the Loan Documents shall be disregarded.

     (b) In a situation where a Relevant German Guarantor does not have sufficient assets to maintain its registered share capital as described in clause (a) above, such Relevant German Guarantor shall, to the extent permitted by the applicable Insolvency Laws, dispose, in consultation with the Agents, of all assets which are not necessary for its business "nicht betriebsnotwendig" on market terms where the relevant assets are shown in the balance sheet of such Relevant German Guarantor with a book value which is lower than the market value of such assets.

     (c) The limitation pursuant to this Section 11.06 shall not apply if following the call of guarantee obligations "Inanspruchnahme" or the enforcement of security interests by an Agent or a Lender, the Relevant German Guarantor does not provide conclusive evidence to such Agent or Lender, in particular by submitting interim financial statements for the last completed month within 10 Business Days following receipt of such call of guarantee obligations or enforcement of security interests, or, following receipt of interim financial statements, by submitting audited financial statements up to the same month within 25 Business Days following a further request by an Agent or a Lender.

                                  ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

                  PRG-SCHULTZ USA, INC.
                  600 Galleria Parkway, Suite 100
                  Atlanta, GA 30339
                  Attention:  Peter Limeri; Vic Allums
                  Telephone:  770-779-3243; 770-779-6610
                  Telecopier:  770-779-3034

                  with a copy to:

                  WEIL, GOTSHAL & MANGES LLP
                  200 Crescent Court
                  Suite 300
                  Dallas, TX  75201
                  Telephone:  214-746-7700
                  Telecopier:  214-746-7777
                  Attention:  Angela L. Fontana, Esq.

                  if to the Administrative Agent, to it at the following address:

                  THE CIT GROUP/BUSINESS CREDIT, INC.
                  900 Ashwood Parkway, Suite 610
                  Atlanta, GA 30338
                  Telephone:  770-522-7681
                  Telecopier:  770-522-7673
                  Attention:  Regional Credit Manager

                  with a copy to:

                  HAHN & HESSEN LLP
                  488 Madison Avenue
                  New York, NY 10022
                  Attention:  Leonard Lee Podair, Esq.
                  Telephone:  212-478-7200
                  Telecopier:  212-478-7400

                  if to the Collateral Agent, to it at the following address:

                  ABLECO FINANCE LLC
                  299 Park Avenue, 23rd Floor
                  New York, New York  10171
                  Attention:  Eric Miller
                  Telephone:  212-891-1549
                  Telecopier:  212-891-1541

                  with a copy to:

                  PAUL, HASTINGS, JANOFSKY & WALKER LLP
                  515 South Flower Street
                  Los Angeles, CA  90071
                  Attention:  John Francis Hilson, Esq.
                  Telephone:  213-683-6300
                  Telecopier:  213-996-3300

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or 3 days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to any Agent or the L/C Issuer pursuant to Articles II and III shall not be effective until received by such Agent or the L/C Issuer, as the case may be.

     Section 12.02 Amendments, Etc. Except for actions expressly permitted by the terms of this Agreement to be taken by an Agent, no amendment or waiver of any provision of this Agreement or any other Loan Document, no consent to any departure by any Loan Party therefrom, and no release of Collateral (except as otherwise expressly provided in this Agreement and the other Loan Documents) shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Collateral Agent with the consent of the Required Lenders, and then such amendment, waiver, consent, or release shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver, consent, or release shall
(i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the

Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Commitment without the written consent of each Lender, (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans that is required for the Lenders or any of them to take any action hereunder without the written consent of each Lender, (iv) amend the definitions of "Required Lenders" or "Pro Rata Share" without the written consent of each Lender, (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Agents and the Lenders, or release the Borrower or any Guarantor without the written consent of each Lender, (vi) amend, modify or waive Section 4.04 or this Section
12.02 of this Agreement without the written consent of each Lender, or (vii) amend the definitions of "Borrowing Base", "Eligible Accounts Receivable", "Eligible Backlog", or "Net Amount of Eligible Accounts Receivable", in each case, in a manner that increases the borrowing availability of the Borrower, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, modification, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents. Section 12.03 No Waiver; Remedies, Etc. No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

     Section 12.04 Expenses; Taxes; Attorneys Fees. The Borrower will pay on demand, all reasonable out-of-pocket costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including reasonable out-of-pocket fees, costs, client charges and expenses of one primary counsel and any local counsel for the Collateral Agent and one primary counsel and any local counsel for the Administrative Agent, accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents' or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this

Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup or remediation of any Hazardous Materials present or arising out of the operations of any facility owned or operated by any Loan Party, (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by any Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save each Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.

     Section 12.05 Right of Set-off.

     (a) Each of the Lenders agrees that it shall not, without the express written consent of the Agents, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of either Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by either Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

     (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from Administrative Agent in excess of such Lender's ratable portion of all such distributions by Administrative Agent, such Lender promptly shall (1) turn the same over to Administrative Agent, in kind, and with such endorsements as may be required to negotiate the same to Administrative Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

     Section 12.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.07 Assignments and Participations.

     (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and permitted assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

     (b) Each Lender may (x) with the written consent of the Collateral Agent (which consent shall not be unreasonably withheld, conditioned or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Term Loan Commitment and any Term Loan made by it and (y) with the written consent of each Agent (which consent shall not be unreasonably withheld, conditioned or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Revolving Credit Commitment and the Revolving Loans made by it; provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (x) an Affiliate of such Lender or a Related Fund of such Lender or (y) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof), (ii) except as provided in the last sentence of this Section 12.07(b), the parties to each such assignment shall execute and deliver to the Collateral Agent (and the Administrative Agent, if applicable), for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Collateral Agent, for the benefit of the Collateral Agent, a processing and recordation fee of $5,000 (except the payment of such fee shall not be required
(y) in connection with an assignment by a Lender to an Affiliate of such Lender or to a Related Fund of such Lender or (z) if Collateral Agent, in its sole discretion, waives payment of such fee) and (iii) no written consent of the Collateral Agent or the Administrative Agent shall be required (1) in connection with any assignment by a Lender to an Affiliate of such Lender or a Related Fund of such Lender or (2) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 3 Business Days after the delivery thereof to the Collateral Agent (or such shorter period as shall be agreed to by the Collateral Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything to the contrary contained in this Section 12.07(b), a Lender may assign any or all of its rights under the Loan Documents to an Affiliate of such Lender or a Related Fund of such Lender without delivering an Assignment and Acceptance to the Agents or to any other Person (a "Related Party Assignment"); provided, however, that (I) the Borrower and the Administrative Agent may continue to deal solely and directly with such assigning Lender until an Assignment and Acceptance has been delivered to the Administrative Agent for recordation on the Register, (II) the Collateral Agent may continue to deal solely and directly with such assigning Lender until receipt by the Collateral Agent of a copy of the fully executed Assignment and Acceptance pursuant to Section 12.07(e), (III) the failure of such assigning Lender to deliver an Assignment and Acceptance to the Agents shall not affect the legality, validity, or binding effect of such assignment, and (IV) an Assignment and Acceptance between the assigning Lender and an Affiliate of such Lender or a Related Fund of such Lender shall be effective as of the date specified in such Assignment and Acceptance and recorded on the Related Party Register (as such term is defined in Section 12.07(d) herein).

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

     (d) The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and the principal amount of the Loans (and stated interest thereon) (the "Registered Loans") and Letter of Credit Obligations owing to each Lender from time to time. Subject to the last sentence of this Section 12.07(d), the entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of an assignment pursuant to the last sentence of Section 12.07(b) as to which an Assignment and Acceptance is not delivered to the Administrative Agent, the assigning Lender shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register (the "Related Party Register") comparable to the Register on behalf of the Borrower. Any such Related Party Register shall be available for inspection by the Borrower, any Agent and any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon receipt by the Administrative Agent of an Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Collateral Agent pursuant to Section 12.07(b) (which consent of the Collateral Agent must be evidenced by the Collateral Agent's execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register and provide to the Collateral Agent a copy of the fully executed Assignment and Acceptance.

     (f) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register or the Related Party Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register or the Related Party Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agents shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon, notwithstanding notice to the contrary.

     (g) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register for this purpose as a non-fiduciary agent of the Borrower on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the "Participant Register"). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. Any such Participant Register shall be available for inspection by the Borrower, any Agent and any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (h) Any Non-U.S. Lender who is assigned an interest in any portion of such Registered Loan pursuant to an Assignment and Acceptance shall comply with
Section 2.08(d).

     (i) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, all or a portion of its Commitments, the Loans made by it, and its Pro Rata Share of the Letter of Credit Obligations); provided, that (i) such Lender's obligations under this Agreement (including without limitation, its Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and
(iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Loans or the Letter of Credit Obligations, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section
2.08 and Section 4.05 of this Agreement with respect to its participation in any portion of the Commitments and the Loans as if it was a Lender.

     Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

     Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. EACH OF THE PARTIES HERETO AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES, AND DOCUMENTS IN ANY SUIT, ACTION, OR PROCEEDING BROUGHT IN THE UNITED STATES OF AMERICA ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS BY THE MAILING (BY REGISTERED MAIL OR CERTIFIED MAIL, POSTAGE PREPAID) OR DELIVERING OF A COPY OF SUCH PROCESS TO (i) WITH RESPECT TO LOAN PARTIES, C/O THE BORROWER, AT THE BORROWER'S ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, AND (ii) WITH RESPECT TO OTHER PARTIES HERETO AT THE ADDRESS FOR NOTICES FOR SUCH PARTY SET FORTH IN SECTION 12.01. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PARTY HERETO IN ANY OTHER JURISDICTION. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION
WITH  THIS  AGREEMENT,   AND  AGREES  THAT  ANY  SUCH  ACTION,   PROCEEDINGS  OR
COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

     Section  12.12  Consent  by the  Agents and  Lenders.  Except as  otherwise
expressly  set  forth  herein  to  the  contrary,  if  the  consent,   approval,
satisfaction, determination, judgment, acceptance or similar action (an "Action") of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

     Section 12.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

     Section 12.14 Reinstatement; Certain Payments. If any claim is ever made upon any Agent, any Lender or the L/C Issuer for repayment or recovery of any amount or amounts received by such Agent, such Lender or the L/C Issuer in payment or on account of any of the Obligations, such Agent, such Lender or the L/C Issuer shall give prompt notice of such claim to each other Agent and Lender and the Borrower, and if such Agent, such Lender or the L/C Issuer repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Agent, such Lender or the L/C Issuer or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Agent, such Lender or the L/C Issuer with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Agent, such Lender or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent, such Lender or the L/C Issuer.

     Section 12.15 Indemnification. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Agent, each Lender and the L/C Issuer and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket attorneys fees, costs and expenses of one primary counsel and any local counsel for the Collateral Agent and one primary counsel and any local counsel for the Administrative Agent) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent's or any Lender's furnishing of funds to the Borrower or the L/C Issuer's issuing of Letters of Credit for the account of the Borrower under this Agreement or the other Loan Documents, including the management of any such Loans, the Reimbursement Obligations or the Letter of Credit Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this
Section 12.15 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final non-appealable judgment of a court of competent jurisdiction or caused by a breach of such Indemnitee's obligations hereunder or under any Loan Document. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

     Section 12.16 Records. The unpaid principal of and interest on the Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to Sections 2.06 or 3.03 hereof, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

     Section 12.17 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and permitted assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

     Section 12.18 Interest. It is the intention of the parties hereto that each Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to any Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Agent or any Lender that is contracted for, taken, reserved, charged or received by such Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by such Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Agent or such Lender to the Borrower). All sums paid or agreed to be paid to any Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at an time and from time to time (i) the amount of interest payable to any Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Agent or such Lender pursuant to this Section 12.18 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Agent or such Lender would be less than the amount of interest payable to such Agent or such Lender computed at the Highest Lawful Rate applicable to such Agent or such Lender, then the amount of interest payable to such Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Agent or such Lender until the total amount of interest payable to such Agent or such Lender shall equal the total amount of interest which would have been payable to such Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

     For purposes of this Section 12.18, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agents and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

     The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

     Section 12.19 Confidentiality. Each Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable companies, any material non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Agent or any Lender (it being understood that the person to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (iii) to examiners, auditors, accountants or Securitization Parties (it being understood that the person to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (iv) in connection with any litigation to which any Agent or any Lender is a party or
(v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19. Each Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that each Loan
Party acknowledges that each Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that each Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

     Section 12.20 Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

     Section 12.21 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     Section 12.22 Release of Security Interest or Guaranty. Upon the sale or other disposition of any Collateral that is expressly permitted by this Agreement or which has been expressly consented to in accordance with the terms hereof, or the sale or other disposition of all of the Capital Stock of a Guarantor that is permitted by this Agreement or to which has been consented to in accordance with the terms hereof, for which a Loan Party desires to obtain a release, such Loan Party shall deliver to the Agents a certificate of an Authorized Officer (a) stating that the Collateral or the Capital Stock subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof and (b) specifying the Collateral or Capital Stock being sold or otherwise disposed of in the proposed transaction. Upon the receipt of such certificate the Collateral Agent shall, at such Loan Party's expense, so long as the Collateral Agent (i) has no reason to believe that the facts stated in such certificate are not true and correct, and (ii) shall have received evidence satisfactory to it that arrangements reasonably satisfactory to it have been made for delivery of the Net Cash Proceeds if and as required by Section 2.05(c), execute and deliver such releases as may be reasonably requested by such Loan Party. Upon payment in full in cash of the Obligations in accordance with the provisions of this Agreement and the expiration or termination of the Commitments, the Liens granted by any Loan Document shall terminate and all rights to the Collateral shall revert to the Loan Parties or any other Person entitled thereto. At such time, Collateral Agent will execute and deliver such documents and termination statements to terminate such Liens as any Loan Party reasonably requests to evidence such termination.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        BORROWER:

                                        PRG-SCHULTZ USA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ INTERNATIONAL, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ CANADA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP MEXICO, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ PUERTO RICO, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP COSTA
                                        RICA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ CHILE, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG INTERNATIONAL, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRGFS, INC.,
                                        a Delaware corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRGTS, LLC,
                                        a Georgia limited liability company



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        HS&A ACQUISITION - UK, INC.,
                                        a Texas corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ AUSTRALIA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ BELGIUM, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ EUROPE, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ FRANCE, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP NETHERLANDS,
                                        INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP NEW ZEALAND,
                                        INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ SCANDINAVIA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ PORTUGAL, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ SWITZERLAND, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP ITALY, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP ASIA, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                        INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ JAPAN, INC.,
                                        a Georgia corporation



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary



                                        PRG-SCHULTZ PUERTO RICO,
                                        a Puerto Rico partnership



                                        By: /s/  C. McKellar, Jr.
                                           -------------------------------------
                                        Name:  Clinton McKellar, Jr.
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

                                        GUARANTORS:

                                        PRG-SCHULTZ DEUTSCHLAND GMBH,
                                        a company incorporated in Neuss, Germany

                                        By: /s/ Kia Zadegan
                                           -------------------------------------
                                        Name:  Kia Zadegan
                                        Title: Managing Director

                                        COLLATERAL AGENT AND LENDER:

                                        ABLECO FINANCE LLC,
                                        a Delaware limited liability company



                                        By: /s/ Eric Miller
                                           -------------------------------------
                                        Name:   Eric Miller
                                        Title:  Senior Vice President

                                        ADMINISTRATIVE AGENT AND LENDER:

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        a New York corporation



                                        By: /s/ Veronica Lubczenko
                                           -------------------------------------
                                        Name:   Veronica Lubczenko
                                        Title:  SVP

                                        LENDERS:

                                        BLUM STRATEGIC PARTNERS II, L.P.

                                        By: Blum Strategic GP II, L.L.C., its
                                            general partner

                                            By: /s/ Gregory Hitchan
                                               ---------------------------------
                                               Name:  Gregory Hitchan
                                               Title:  Member

                                        BLUM STRATEGIC PARTNERS II, GMBH
                                        & CO. KG

                                        By: Blum Strategic GP II, L.L.C., its
                                            managing limited partner

                                            By: /s/ Gregory Hitchan
                                               ---------------------------------
                                               Name:  Gregory Hitchan
                                               Title: Member and General Counsel

                                        PARKCENTRAL GLOBAL HUB LIMITED


                                        By: /s/ Steven Blasnik
                                           -------------------------------------
                                                Name:  Steven Blasnik
                                                Title:    President

                                        PETRUS SECURITIES, LP

                                        By: Perot Investments, Inc., its general
                                            partner


                                            By: /s/ Steven Blasnik
                                               ---------------------------------
                                               Name:  Steven Blasnik
                                               Title:    President

                               FINANCING AGREEMENT


                           DATED AS OF MARCH 17, 2006


                                  BY AND AMONG


                        PRG-SCHULTZ INTERNATIONAL, INC.,
                                    AS PARENT


                    THE SUBSIDIARIES OF PARENT PARTY HERETO,


                   THE LENDERS FROM TIME TO TIME PARTY HERETO,


                               ABLECO FINANCE LLC,
                              AS COLLATERAL AGENT,


                                       AND


                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                             AS ADMINISTRATIVE AGENT

                                TABLE OF CONTENTS
                                                                                                             Page

ARTICLE I             DEFINITIONS; CERTAIN TERMS.................................................................1
         Section 1.01          Definitions.......................................................................1
         Section 1.02          Terms Generally..................................................................38
         Section 1.03          Accounting and Other Terms.......................................................38
         Section 1.04          Time References..................................................................38

ARTICLE II            THE LOANS.................................................................................39
         Section 2.01          Commitments......................................................................39
         Section 2.02          Making the Loans.................................................................39
         Section 2.03          Repayment of Loans; Evidence of Debt.............................................43
         Section 2.04          Interest.........................................................................44
         Section 2.05          Reduction of Commitment; Prepayment of Loans.....................................47
         Section 2.06          Fees.............................................................................51
         Section 2.07          Securitization...................................................................51
         Section 2.08          Taxes............................................................................52

ARTICLE III           LETTERS OF CREDIT.........................................................................54
         Section 3.01          Letter of Credit Guaranty........................................................54
         Section 3.02          Participations...................................................................56
         Section 3.03          Letters of Credit................................................................57

ARTICLE IV            FEES, PAYMENTS AND OTHER COMPENSATION.....................................................58
         Section 4.01          Audit and Collateral Monitoring Fees.............................................58
         Section 4.02          Payments; Computations and Statements............................................59
         Section 4.03          Sharing of Payments, Etc.........................................................60
         Section 4.04          Apportionment of Payments........................................................60
         Section 4.05          Increased Costs and Reduced Return...............................................61

ARTICLE V             CONDITIONS TO LOANS.......................................................................63
         Section 5.01          Conditions Precedent.............................................................63
         Section 5.02          Conditions Precedent to All Loans and Letters of Credit..........................67
         Section 5.03          Conditions Subsequent to All Loans...............................................68

ARTICLE VI            REPRESENTATIONS AND WARRANTIES............................................................68
         Section 6.01          Representations and Warranties...................................................68

ARTICLE VII           COVENANTS OF THE LOAN PARTIES.............................................................77
         Section 7.01          Affirmative Covenants............................................................77
         Section 7.02          Negative Covenants...............................................................87
         Section 7.03          Financial Covenants..............................................................92

ARTICLE VIII          MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL.............93
         Section 8.01          Collection of Accounts Receivable; Management of Collateral......................93
         Section 8.02          Accounts Receivable Documentation................................................95
         Section 8.03          Status of Accounts Receivable and Other Collateral...............................96
         Section 8.04          Collateral Custodian.............................................................97

                                TABLE OF CONTENTS
                                  (continued)
                                                                                                             Page

ARTICLE IX            EVENTS OF DEFAULT.........................................................................97
         Section 9.01          Events of Default................................................................97

ARTICLE X             AGENTS...................................................................................101
         Section 10.01         Appointment.....................................................................101
         Section 10.02         Nature of Duties................................................................102
         Section 10.03         Rights, Exculpation, Etc........................................................102
         Section 10.04         Reliance........................................................................103
         Section 10.05         Indemnification.................................................................103
         Section 10.06         Agents Individually.............................................................103
         Section 10.07         Successor Agent.................................................................104
         Section 10.08         Collateral Matters..............................................................104
         Section 10.09         Agency for Perfection...........................................................105

ARTICLE XI            GUARANTY.................................................................................106
         Section 11.01         Guaranty........................................................................106
         Section 11.02         Guaranty Absolute...............................................................106
         Section 11.03         Waiver..........................................................................107
         Section 11.04         Continuing Guaranty; Assignments................................................108
         Section 11.05         Subrogation.....................................................................108

ARTICLE XII           MISCELLANEOUS............................................................................109
         Section 12.01         Notices, Etc....................................................................109
         Section 12.02         Amendments, Etc.................................................................110
         Section 12.03         No Waiver; Remedies, Etc........................................................111
         Section 12.04         Expenses; Taxes; Attorneys Fees.................................................111
         Section 12.05         Right of Set-off................................................................112
         Section 12.06         Severability....................................................................113
         Section 12.07         Assignments and Participations..................................................113
         Section 12.08         Counterparts....................................................................116
         Section 12.09         GOVERNING LAW...................................................................116
         Section 12.10         CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE...........................117
         Section 12.11         WAIVER OF JURY TRIAL, ETC.......................................................117
         Section 12.12         Consent by the Agents and Lenders...............................................118
         Section 12.13         No Party Deemed Drafter.........................................................118
         Section 12.14         Reinstatement; Certain Payments.................................................118
         Section 12.15         Indemnification.................................................................118
         Section 12.16         Records.........................................................................119
         Section 12.17         Binding Effect..................................................................119
         Section 12.18         Interest........................................................................120
         Section 12.19         Confidentiality.................................................................121
         Section 12.20         Section Headings................................................................121
         Section 12.21         Integration.....................................................................121
         Section 12.22         Release of Security Interest or Guaranty........................................121

                              SCHEDULE AND EXHIBITS


Schedule R-1          Lenders and Lenders' Commitments
Schedule 5.03(b)      Postclosing Landlord Waivers
Schedule 6.01(e)      Subsidiaries
Schedule 6.01(f)      Litigation; Commercial Tort Claims
Schedule 6.01(i)      ERISA
Schedule 6.01(o)      Real Property
Schedule 6.01(r)      Environmental Matters
Schedule 6.01(s)      Insurance
Schedule 6.01(v)      Bank Accounts
Schedule 6.01(w)      Intellectual Property
Schedule 6.01(x)      Material Contracts
Schedule 6.01(dd)     Name; Jurisdiction of Organization; Organizational ID
                      Number; Chief Place of Business; Chief Executive Office;
                      FEIN
Schedule 6.01(ff)     Collateral Locations
Schedule 7.02(a)      Existing Liens
Schedule 7.02(b)      Existing Indebtedness
Schedule 7.02(e)      Existing Investments
Schedule 7.02(d)      Nature of Business
Schedule 7.02(k)      Limitations on Dividends and Other Payment Restrictions
Schedule 8.01         Lockbox Banks and Lockbox Accounts

Exhibit A-1           Form of Assignment and Acceptance
Exhibit B-1           Form of Borrowing Base Certificate
Exhibit I-1           Form of Intercompany Subordination Agreement
Exhibit L-1           Form of LIBOR Notice
Exhibit S-1           Form of Solvency Certificate

Exhibit 2.01(b)(ii)   Form of Notice of Borrowing
Exhibit 5.01(d)       Forms of Opinions of Counsel